485APOS

Vision New York 485A filed March 4, 2010

                                                             File Nos.333-143195

                                                                       811-05716

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-4
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                ---------
 Pre-Effective Amendment No.                                    |       |
                                        ---------------         ---------
 Post-Effective Amendment No.            15                     |   X   |
                                                                ---------
                             and/or
 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                ---------
 Amendment No.                           130                    |   X   |
                                        ---------------         ---------

                       (CHECK APPROPRIATE BOX OR BOXES.)

                     ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
                           (EXACT NAME OF REGISTRANT)
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)
      ONE CHASE MANHATTAN PLAZA, 37TH FLOOR, NEW YORK, NEW YORK 10005-1423
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 586-7733
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                     ONE CHASE MANHATTAN PLAZA, 37TH FLOOR
                         NEW YORK, NEW YORK 10005-1423
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                  STEWART D. GREGG, SENIOR SECURITIES COUNSEL
                ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                            5701 GOLDEN HILLS DRIVE
                           MINNEAPOLIS, MN 55416-1297
                                 (763) 765-2913

It is proposed that this filing will become effective (check the appropriate box):
       immediately upon filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485
    x  60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:

  this post-effective amendment designates a new effective date for a previously filed post-effective amendment. Approximate Date of the Proposed Public
Offering: May 1, 2010

Titles of Securities Being Registered Individual Flexible Purchase Payment Variable Deferred Annuity Contracts

                              PART A - PROSPECTUS

           THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
            ALLIANZ LIFE[R] OF NY VARIABLE ACCOUNT C
                                      AND
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE CANNOT SELL THE ALLIANZ VISION NEW YORK VARIABLE ANNUITY UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THIS VARIABLE ANNUITY IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THIS CONTRACT AND IS NOT SOLICITING AN OFFER TO BUY THE CONTRACT IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

FOR YOUR CONVENIENCE WE HAVE PROVIDED A GLOSSARY THAT DEFINES KEY, CAPITALIZED TERMS THAT ARE USED IN THIS PROSPECTUS AT THE BACK OF THIS PROSPECTUS.

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our).

The Contract is a "flexible purchase payment" contract because you (the Owner) can make more than one Purchase Payment, subject to certain restrictions. The Contract is "variable" because the Contract Value and any variable Annuity Payments you receive will increase or decrease depending on the performance of the Investment Options you select (in this prospectus, the term "Investment Options" refers only to the variable Investment Options listed on the following page, and not to any fixed investment choices). The Contract is "deferred" because you do not begin receiving regular Annuity Payments immediately.

THE BASIC CONTRACT (BASE CONTRACT) offers a variety of standard features including a number of different Investment Options, multiple annuitization options, a free withdrawal privilege, and a death benefit. THE CONTRACT ALSO OFFERS THE FOLLOWING OPTIONAL BENEFITS EACH WITH AN ADDITIONAL CHARGE: the Bonus Option, the Short Withdrawal Charge Option, the No Withdrawal Charge Option, the Investment Protector and the Income Protector. The Investment Protector may be of interest to persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in any anniversary investment gains that will be made available at a future date. To realize this benefit, however, the Owner must continue to hold the Contract until the future date. The Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both Contract Value and a death benefit for a period of time. These optional benefits are subject to certain date and/or age restrictions for adding and exercising the benefits. Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract or which optional benefits you can combine, please see section 11, Selection of Optional Benefits. ANNUITY CONTRACTS THAT CREDIT A BONUS GENERALLY HAVE HIGHER FEES AND CHARGES THAN CONTRACTS THAT DO NOT CREDIT A BONUS. THEREFORE, THE AMOUNT OF CREDIT RECEIVED UNDER THE BONUS OPTION MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH IT.

Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The table of contents of the SAI appears before the Privacy and Security Statement in this prospectus. The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

Allianz Life of New York hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

VARIABLE ANNUITY CONTRACTS ARE COMPLEX INSURANCE AND INVESTMENT VEHICLES. BEFORE YOU INVEST, BE SURE TO ASK YOUR REGISTERED REPRESENTATIVE ABOUT THE CONTRACT'S FEATURES, BENEFITS, RISKS AND FEES, AND WHETHER THE CONTRACT IS APPROPRIATE FOR YOU BASED UPON YOUR FINANCIAL SITUATION AND OBJECTIVES.

Dated: May 1, 2010

This prospectus includes information on the following optional benefits that are no longer offered: the Investment Protector (08.09), the Income Protector (08.09), the Lifetime Plus Benefit, the Lifetime Plus 8 Benefit, the Target Date Retirement Benefit, the Target Date 10 Benefit and the Quarterly Value Death Benefit. Please note that Contracts with one of the Target Date Benefits or one of the Lifetime Benefits are subject to restrictions on allocations to and transfers among certain Investment Options. The features and expenses for the Target Date Benefits are described in Appendix E; the Lifetime Benefits are described in Appendix F; the Quarterly Value Death Benefit is described in Appendix G; and the Investment Protector (08.09) and the Income Protector (08.09) are described in Appendix H.

We currently offer the Investment Options listed below. You can select up to 15 Investment Options at any one time. We may add, substitute or remove Investment Options in the future. WE DO NOT CURRENTLY OFFER A FIXED ACCOUNT. CONTRACTS WITH THE INVESTMENT PROTECTOR OR THE INCOME PROTECTOR ARE SUBJECT TO RESTRICTIONS ON ALLOCATIONS TO AND TRANSFERS AMONG CERTAIN INVESTMENT OPTIONS. FOR MORE INFORMATION ON THE RESTRICTIONS, SEE THE "INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING" DISCUSSIONS IN SECTION 11.A, THE INVESTMENT PROTECTOR; AND SECTION 11.B, THE INCOME PROTECTOR.

                INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS                EATON VANCE                                     OPPENHEIMER CAPITAL
AZL Balanced Index Strategy[SM] Fund AZL[R] Eaton Vance Large Cap     AZL[R] OCC Growth Fund
                                     Value Fund
AZL Fusion[SM] Balanced Fund                                                         AZL[R] OCC Opportunity Fund
AZL Fusion[SM] Conservative Fund     FRANKLIN TEMPLETON
AZL Fusion[SM] Growth Fund           AZL[R] Franklin Small Cap Value  PIMCO
                                     Fund
AZL Fusion[SM] Moderate Fund         AZL[R] Franklin Templeton        PIMCO VIT All Asset Portfolio
                                     Founding Strategy Plus Fund
AZL Growth Index Strategy[SM] Fund   Franklin High Income Securities Fund            PIMCO VIT
                                                                                     CommodityRealReturn[R]
                                                                                     Strategy Portfolio
                                     Franklin Income Securities Fund                 PIMCO VIT Emerging Markets Bond Portfolio
BLACKROCK                            Franklin Templeton VIP Founding Funds           PIMCO VIT Global Bond Portfolio (Unhedged)
                                     Allocation Fund
AZL[R] BlackRock      Franklin U.S. Government Fund                   PIMCO VIT Global Multi-Asset Portfolio
Capital Appreciation Fund
AZL[R] International  Franklin Zero Coupon Fund 2010[(1)]             PIMCO VIT High Yield Portfolio
Index Fund
AZL[R] Money Market   Mutual Global Discovery Securities Fund         PIMCO VIT Real Return Portfolio
Fund
AZL[R] S&P 500 Index  Mutual Shares Securities Fund                   PIMCO VIT Total Return Portfolio
Fund
AZL[R] Small Cap      Templeton Global Bond Securities Fund
Stock Index Fund
BlackRock Global Allocation V.I.     Templeton Growth Securities Fund                SCHRODER
Fund
                                                                                     AZL[R] Schroder Emerging
                                                                                     Markets Equity Fund
COLUMBIA                             INVESCO
AZL[R] Columbia Mid   AZL[R] Invesco International                     TURNER
Cap Value Fund                       Equity Fund
AZL[R] Columbia Small                                                 AZL[R] Turner Quantitative
Cap Value Fund                                                                       Small Cap Growth Fund
                                     J.P. MORGAN
DAVIS                                AZL[R] JPMorgan U.S. Equity Fund VAN KAMPEN
AZL[R] Davis NY                                                       AZL[R] Van Kampen Equity and
Venture Fund                                                                         Income Fund
Davis VA Financial Portfolio         MFS                              AZL[R] Van Kampen Global Real
                                                                                     Estate Fund
                                     AZL[R] MFS Investors Trust Fund  AZL[R] Van Kampen Growth and
                                                                                     Income Fund
DREYFUS                                                               AZL[R] Van Kampen
                                                                                     International Equity Fund
AZL[R] Dreyfus Equity                                                 AZL[R] Van Kampen Mid Cap
Growth Fund                                                                          Growth Fund

 (1)Not available after December 17, 2010. See section 4, Investment Options for further information.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

TABLE OF CONTENTS

FEE TABLES                      ..5                  Foreign Tax Credits............40
  Contract Owner Transaction Expenses5               Annuity Purchases by Nonresident Aliens and Foreign Corporations40
  Contract Owner Periodic Expenses5                  Possible Tax Law Changes.......40
  Annual Operating Expenses of the Investment        Diversification................40
     Options                           7             Required Distributions.........41
  Examples........................7                8.ACCESS TO YOUR MONEY...........41
1.THE VARIABLE ANNUITY CONTRACT...9                  Free Withdrawal Privilege......42
  Ownership......................10                  Waiver of Withdrawal Charge Benefit42
2.PURCHASE.......................11                  Systematic Withdrawal Program..43
  Purchase Payments..............11                  The Minimum Distribution Program and Required Minimum Distribution (RMD)
  Automatic Investment Plan (AIP)11                     Payments                                                 43
  Allocation of Purchase Payments12                  Suspension of Payments or Transfers43
  Tax-Free Section 1035 Exchanges12                9.ILLUSTRATIONS..................43
  Faxed Applications.............13                10.DEATH BENEFIT.................44
  Free Look/Right to Examine.....13                  Traditional Death Benefit......44
  Accumulation Units/Computing the Contract          Traditional Death Benefit Example45
     Value13.......................                  Death of the Owner and/or Annuitant46
3.THE ANNUITY PHASE..............14                  Death Benefit Payment Options..49
  Income Date....................14                11.SELECTION OF OPTIONAL BENEFITS50
  Annuity Payments...............15                  Optional Benefit Overview......50
  Annuity Options................15                  Benefit Selection..............50
  Partial Annuitization..........17                  Replacing the Optional Benefits51
4.INVESTMENT OPTIONS.............18                11.A THE INVESTMENT PROTECTOR....52
  Substitution and Limitation on Further             Adding the Investment Protector to Your Contract52
     Investments.................24                  Removing the Investment Protector from Your Contract53
  Transfers......................24                  The Target Value Dates.........53
  Excessive Trading and Market Timing26              Calculating the Target Value...54
  Dollar Cost Averaging (DCA) Program27              Examples of the Target Value Calculations55
  Flexible Rebalancing...........28                  Investment Option Allocation and Transfer Restrictions and Quarterly
  Financial Advisers - Asset Allocation Programs29      Rebalancing                                        57
  Voting Privileges..............29                  Determining the Maximum Allowable and Minimum Required Group Allocation61
5.OUR GENERAL ACCOUNT............30                  Determining the Required Group Allocation61
6.EXPENSES.......................30                  Examples of Quarterly Rebalancing63
  Mortality and Expense Risk (M&E) Charges30         Termination of the Investment Protector66
  Rider Charges..................31                11.B THE INCOME PROTECTOR........66
  Contract Maintenance Charge....32                  Adding the Income Protector to Your Contract67
  Withdrawal Charge..............32                  Removing the Income Protector from Your Contract67
  Transfer Fee...................35                  Who is Considered a Covered Person(s)?68
  Premium Taxes..................35                  Lifetime Plus Payment Overview.69
  Income Taxes...................35                  Requesting Lifetime Plus Payments70
  Investment Option Expenses.....35                  Calculating Your Lifetime Plus Payments71
7.TAXES..........................35                  Automatic Annual Payment Increases to the Lifetime Plus Payments72
  Annuity Contracts in General...35                  Lifetime Plus Payment Examples.73
  Qualified Contracts............36                  The Benefit Base...............74
  Multiple Contracts.............37                  The Quarterly Anniversary Value75
  Partial 1035 Exchanges.........37                  The Annual Increase............76
  Distributions - Non-Qualified Contracts37          Example of the Annual Increase.77
  Distributions - Qualified Contracts38
  Assignments, Pledges and Gratuitous Transfers39
  Death Benefits.................39
  Withholding....................39
  Federal Estate Taxes...........40
  Generation-Skipping Transfer Tax40




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

  Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing79             Determining the Maximum Allowable
  Taxation of Lifetime Plus Payments80                                                              and Minimum Required Group
  Termination of the Income Protector80                                                             Allocation
11.C OTHER OPTIONAL BENEFITS.....81                                                                 107
  Bonus Option...................81                                                              Determining the Required Group
  Short Withdrawal Charge Option.81                                                                 Allocation.................108
  No Withdrawal Charge Option....81                                                              Examples of Quarterly
12.OTHER INFORMATION.............82                                                                 Rebalancing110................
  Allianz Life of New York.......82                                                              Termination of a Target Date
  The Separate Account...........82                                                                 Benefit....................112
  Distribution...................82                                                            APPENDIX F - THE LIFETIME BENEFITS113
  Additional Credits for Certain Groups84                                                        Removing one of the Lifetime
  Administration/Allianz Service Center84                                                           Benefits from Your Contract
  Legal Proceedings..............84                                                                 115
  Financial Statements...........84                                                              Who is Considered a Covered
13.TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)85                             Person(s)?.................115
14.PRIVACY AND SECURITY STATEMENT86                                                              If You Begin Receiving Lifetime
APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION88                                 Plus Payments..............117
APPENDIX B - CONDENSED FINANCIAL INFORMATION92                                                   Lifetime Plus Payments........118
APPENDIX C - RIDER CHARGE EXAMPLES96                                                             Automatic Annual Payment Increases
  Example of Rider Charge Calculation Under the Investment Protector96                              to the Lifetime Plus Payments121
  Example of Rider Charge Calculation Under the Income Protector97                               The Benefit Base..............125
  Example of the Effect of a Withdrawal on the Rider Charge Calculation Under the Income         The Quarterly Anniversary Value125
     Protector                                                      98                           Calculating The 5% Annual Increase
  Example of the Effect of an Annual Payment Increase to Lifetime Plus Payments on the Rider        Under the Lifetime Plus
     Charge Calculation under the Income Protector  98                                              Benefit126....................
APPENDIX D - WITHDRAWAL CHARGE EXAMPLES100                                                       Resetting the 5% Annual Increase
APPENDIX E - THE TARGET DATE BENEFITS102                                                            Under the Lifetime Plus
  Removing a Target Date Benefit from Your Contract103                                              Benefit127....................
  The Target Value Date.........103                                                              Examples of the 5% Annual Increase
  Calculating the Target Value..104                                                                 Calculation Under the Lifetime
  Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing105               Plus Benefit
                                                                                                    128
                                                                                                 Calculating The 8% Annual Increase
                                                                                                    Under the Lifetime Plus 8
                                                                                                    Benefit....................129
                                                                                                 Automatic Resets of the 8% Annual
                                                                                                    Increase Under the Lifetime Plus
                                                                                                    8 Benefit
                                                                                                    130
                                                                                                 Example of the 8% Annual Increase
                                                                                                    Calculation Under the Lifetime
                                                                                                    Plus 8 Benefit.............130
                                                                                                 Investment Option Allocation and
                                                                                                    Transfer Restrictions and
                                                                                                    Quarterly Rebalancing
                                                                                                    132
                                                                                                 Taxation of Lifetime Plus
                                                                                                    Payments133...................
                                                                                                 Termination of a Lifetime
                                                                                                    Benefit134....................
                                                                                               APPENDIX G - THE QUARTERLY VALUE
                                                                                                 DEATH BENEFIT.................135
                                                                                               APPENDIX H - PREVIOUS VERSIONS OF THE
                                                                                                 INVESTMENT PROTECTOR AND INCOME
                                                                                                 PROTECTOR
                                                                                                 137
                                                                                                 Investment Protector..........137
                                                                                                 Income Protector..............137
                                                                                               GLOSSARY138
                                                                                               FOR SERVICE OR MORE INFORMATION.141




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

FEE TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.

The first tables describe the fees and expenses that you will pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES
WITHDRAWAL CHARGE DURING THE ACCUMULATION PHASE[(1),(2)]
(as a percentage of each Purchase Payment withdrawn)

                                                                            WITHDRAWAL CHARGE AMOUNT[
                                                                                 ]BASE CONTRACT
 NUMBER OF COMPLETE YEARS SINCE WE RECEIVED         CONTRACT WITH  CONTRACT WITH THESHORT WITHDRAWAL CONTRACT WITH THENO WITHDRAWAL
            YOUR PURCHASE PAYMENT                     THEBONUS            CHARGE OPTION[(3)]               CHARGE OPTION[(3)]
                                                     OPTION[(3)]
                      0                       8.5%            8.5%                              8.5%                             0%
                      1                       8.5%            8.5%                              7.5%                             0%
                      2                       7.5%            8.5%                              5.5%                             0%
                      3                       6.5%              8%                                3%                             0%
                      4                         5%              7%                                0%                             0%
                      5                         4%              6%                                0%                             0%
                      6                         3%              5%                                0%                             0%
                      7                         0%              4%                                0%                             0%
                      8                         0%              3%                                0%                             0%
               9 years or more                  0%              0%                                0%                             0%

TRANSFER FEE[(4)]...................$25

PREMIUM TAXES[(5)]...........0% to 3.5%
(as a percentage of each Purchase Payment)

CONTRACT OWNER PERIODIC EXPENSES
The next tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including the Investment Options' fees and expenses.

CONTRACT MAINTENANCE CHARGE[(6)]....$30
(per Contract per year)


(1)The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as required minimum distribution payments in that same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. There is no free withdrawal privilege during the Annuity Phase or while you are receiving Lifetime Plus Payments. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. For more details and additional information on other penalty-free withdrawal options, please see the discussion of the free withdrawal privilege and other information that appears in section 8, Access to Your Money; and section 11.b, The Income Protector.
(2)The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any withdrawal charges).
(3)Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.
(4)The first twelve transfers in a Contract Year are free. We do not count any transfers made under the dollar cost averaging or flexible rebalancing programs, or a quarterly rebalancing transfer under the Investment Protector or the Income Protector, against any free transfers we allow. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 6, Expenses - Transfer Fee.
(5)Although New York does not currently impose a premium tax, we reserve the right to reimburse ourselves for any premium tax we have to pay if imposed by New York in the future. If your Contract is subject to a premium tax, it is our current practice not to make deductions from the Contract to reimburse ourselves for premium taxes that we pay, although we reserve the right to make such a deduction in the future. For more information, please see section 6, Expenses - Premium Taxes.
(6)We waive this charge during the Accumulation Phase if the Contract Value is at least $100,000 at the time we are to deduct the charge. If the total Contract Value for all your Contracts that are registered with the same social security number is at least $100,000, we waive the charge on all of your Contracts. We do not assess this charge during the Annuity Phase. For more information, please see section 6, Expenses - Contract Maintenance Charge.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

CONTRACT ANNUAL EXPENSES

                                                                                    MORTALITY AND EXPENSE   RIDER CHARGE[(8)] DURING
                                                                                   RISK (M&E) CHARGE[(7)]       THE ACCUMULATION
                                                                                                                   PHASE[(9)]
                                                                                  ACCUMULATION    ANNUITY    CURRENT FOR   MAXIMUM
                                                                                      PHASE     PHASE[(10)]  THE (05.10)
                                                                                                            BENEFIT[(11)]
BASE CONTRACT                                                                         1.40%        1.40%         NA           NA
ADDITIONAL CHARGES FOR OPTIONAL BENEFITS[(12)]
  BONUS OPTION[(14)                                                                  ]0.50%        0.50%         NA           NA
  SHORT WITHDRAWAL CHARGE OPTION[(13)]                                                0.25%         NA           NA           NA
  NO WITHDRAWAL CHARGE OPTION[(13)                                                   ]0.35%         NA           NA           NA
  INVESTMENT PROTECTOR[(13)]                                                           NA           NA          0.90%       2.50%
  INCOME PROTECTOR[(13)]SINGLE LIFETIME PLUS PAYMENTSJOINT LIFETIME PLUS PAYMENTS     NANA         NANA      1.05%1.20%   2.50%2.75%
MAXIMUM CHARGE FOR A CONTRACT WITH THE BONUS OPTION AND JOINT LIFETIME PLUS           1.90%        1.90%         NA         2.75%
 PAYMENTS UNDER THE INCOME PROTECTOR[ ]

(7)The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses - Mortality and Expense Risk (M&E) Charge.
(8)The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under the Investment Protector, or as a percentage of the Benefit Base under the Income Protector. We calculate the rider charge daily beginning on the day after the rider effective date. We assess the rider charge quarterly and we deduct it for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary; or when we deduct the final rider charge. The rider charge reduces the Contract Value, but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). For more information, please see section 6, Expense - Rider Charge.
(9)We do not assess a rider charge during the Annuity Phase, but we do continue to assess the rider charge after Lifetime Plus Payments begin as long as your Contract Value is positive.
(10)The Contract allows Partial Annuitization. It is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time and have different M&E charges. For example, if you have a Contract with the Short Withdrawal Charge Option and request a variable Partial Annuitization we would assess an annual M&E charge of 1.40% on the annuitized portion of the Contract, and an annual M&E charge of 1.65% on the portion that has not been annuitized. For more information, see section 3, The Annuity Phase - Partial Annuitization.
(11)We reserve the right to change the rider charge on each Quarterly Anniversary that the benefit is in effect subject, to the maximum rider charges. However, in any twelve-month period we cannot increase the rider charge for the Investment Protector more than 0.35% and we cannot increase the rider charge for the Income Protector more than 0.50%. If we increase the rider charge for your selected benefit, we will notify you in writing and allow you to terminate your benefit before the increase takes effect. For more information, please see section 6, Expense - Rider Charge.
(12)The additional rider charges listed here for the optional benefits apply to benefits that you select while this prospectus is in effect. Any benefits you add to your Contract in the future will be subject to the current and maximum rider charges that are applicable at that time. Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.
(13)The additional charges associated with the optional benefits will continue during the Accumulation Phase until the earlier of the benefit's termination or when your Contract Value is reduced to zero.
(14)During the Accumulation Phase, the additional M&E charge for the Bonus Option will continue until your Contract Value is reduced to zero. If you take variable Annuity Payments during the Annuity Phase, the additional M&E charge for the Bonus Option will continue until your variable Annuity Payments terminate.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS
This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2009, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option's average daily net assets. [TO BE UPDATED UPON AMENDMENT]

                                                                                                                     MINIMUM MAXIMUM
Total annual Investment Option operating expenses*(including management fees, distribution or 12b-1 fees,and other   _____%  _____%
expenses) before fee waivers and expense reimbursements

* Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table and is disclosed in Appendix A. Appendix A also contains more details regarding the annual operating expenses for each of the Investment Options, including the amount and effect of any waivers and/or reimbursements.

EXAMPLES
The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and the benefits that apply.

These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers.

You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The entire $30 contract maintenance charge is deducted in the examples at the end of each year during the Accumulation Phase. Please note that this charge does not apply during the Annuity Phase or during the Accumulation Phase if your Contract Value at the end of year is at least $100,000.

Transfer fees may apply, but are not reflected in these examples.

For additional information, see section 6, Expenses.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

If you take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.
  a) Maximum charges for a Contract with the Bonus Option and joint Lifetime Plus Payments under the Income Protector assuming the Annual Increase Percentage that we use to calculate the Annual Increase under the Benefit Base is 8% (which carries the highest potential charge of a 1.90% M&E charge and a 2.75% maximum rider charge).
  b) Current charges for a Contract with the Bonus Option and joint Lifetime Plus Payments under the Income Protector[(1)] assuming the Annual Increase Percentage that we use to calculate the Annual Increase under the Benefit Base is 8% (which carries an M&E charge of 1.90% and a rider charge of 1.20%).
  c) The Base Contract (which carries the lowest potential charge of a 1.40% M&E charge).
[TO BE UPDATED UPON AMENDMENT]

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES BEFORE ANY FEE WAIVERS OR EXPENSE                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
REIMBURSEMENTS OF:
                                                                                                 a)    $       $       $       $
____% (the maximum Investment Option operating expense)                                          b)    $       $       $       $
                                                                                                 c)    $       $       $       $
                                                                                                 a)    $       $       $       $
____% (the minimum Investment Option operating expense)                                          b)    $       $       $       $
                                                                                                 c)    $       $       $       $


If you do not take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.


TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES BEFORE ANY FEE WAIVERS OR EXPENSE                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
REIMBURSEMENTS OF:
                                                                                                 a)    $       $       $       $
____% (the maximum Investment Option operating expense)                                          b)    $       $       $       $
                                                                                                 c)    $       $       $       $
                                                                                                 a)    $       $       $       $
0.65% (the minimum Investment Option operating expense)                                          b)    $       $       $       $
                                                                                                 c)    $       $       $       $

If you take a Full Annuitization[(2)] of the Contract at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES BEFORE ANY FEE WAIVERS OR EXPENSE                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
REIMBURSEMENTS OF:
                                                                                                 a)    $       $       $       $
____% (the maximum Investment Option operating expense)                                          b)    $       $       $       $
                                                                                                 c)    $       $       $       $
                                                                                                 a)    $       $       $       $
____% (the minimum Investment Option operating expense)                                          b)    $       $       $       $
                                                                                                 c)    $       $       $       $

(1)We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary that the benefit is in effect subject to the maximum charge. If we increase the rider charge for your selected benefit, we will notify you in writing.
(2)Annuity Payments are generally not available until 13 months after your Issue Date.

See Appendix B for condensed financial information regarding the Accumulation Unit values (AUVs) for the highest and lowest charges. See the appendix to the Statement of Additional Information for condensed financial information regarding the AUVs for other charges.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

1. THE VARIABLE ANNUITY CONTRACT
An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life of New York), where you make payments to us and, in turn, we promise to make regular periodic payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. FOR QUALIFIED CONTRACTS, THE TAX DEFERRAL IS PROVIDED THROUGH COMPLIANCE WITH SPECIALIZED TAX-QUALIFICATION RULES, AND YOU DO NOT RECEIVE ANY ADDITIONAL TAX BENEFIT BY PURCHASING THE CONTRACT. HOWEVER, THE CONTRACT MAY OFFER OTHER FEATURES THAT MEET YOUR NEEDS. ACCORDINGLY, IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSIDER PURCHASING THIS CONTRACT FOR ITS DEATH BENEFIT, ANNUITY BENEFITS AND OTHER NON-TAX DEFERRAL RELATED BENEFITS. PLEASE CONSULT A TAX ADVISER FOR INFORMATION SPECIFIC TO YOUR CIRCUMSTANCES TO DETERMINE WHETHER A QUALIFIED CONTRACT IS AN APPROPRIATE INVESTMENT FOR YOU.

The Contract has an Accumulation Phase and an Annuity Phase. During the Accumulation Phase, your Contract accumulates earnings on a tax-deferred basis based on the performance of your selected Investment Options. You can take withdrawals from the Contract during the Accumulation Phase and, subject to certain restrictions, you can make additional Purchase Payments. If you select the Investment Protector, this benefit provides a level of protection for the principal you invest and periodically locks in any anniversary investment gains that will be made available at a future point that you select, called the Target Value Date. If you select the Income Protector, you can receive guaranteed lifetime income and continued access to both Contract Value and a death benefit for a period of time.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.
o The Business Day before the Income Date if you take a Full
  Annuitization.
o The Business Day we process your request for a full withdrawal.
o Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), it will terminate on the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the spouse of the deceased continues the Contract.

The Annuity Phase is the period during which we will make Annuity Payments from the Contract. Annuity Payments must begin on a designated date (the Income Date) that is at least 13 months after your Issue Date. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization. The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible that some portion of the Contract will be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have terminated, as indicated in section 3, The Annuity Phase.

The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select. You cannot invest in more than 15 Investment Options at any one time. Contracts with the Investment Protector or the Income Protector will be subject to restrictions on allocations and transfers into certain Investment Options (see the "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" discussion in section 11.a, The Investment Protector and section 11.b, The Income Protector). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options.

We will not make any changes to your Contract without your permission except as may be required by law.

THE CONTRACT WILL TERMINATE WHEN:
o the Accumulation Phase has terminated,
o the Annuity Phase, if any, has terminated and/or
o all applicable death benefit payments have been made.

For example, if you purchase a Contract and later take a full withdrawal of the entire Contract Value, both the Accumulation Phase and the Contract will terminate although the Annuity Phase never began and we did not make any death benefit payments.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

OWNERSHIP
OWNER
You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. You can change Owners at any time subject to our approval. However, Qualified Contracts can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any ownership change will become effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER
A Non-Qualified Contract can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we require the signature of both Owners on any forms that are submitted to our Service Center, unless we allow otherwise.

NOTE FOR PARTIAL ANNUITIZATIONS: Partial Annuitizations are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant.

ANNUITANT
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Income Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Income Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Income Date if you take a Full Annuitization. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract, and the joint Annuitants must be spouses.

DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE IMPORTANT IMPACTS ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

PAYEE
The Payee is the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner will receive tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner. The Owner can change the Payee at any time, subject to our approval, provided that designation of a Payee is consistent with federal and state laws and regulations.

BENEFICIARY
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit will be paid to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary will be the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we will pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, for tax reasons, Joint Owners who are not spouses may not appoint any contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we will pay the death benefit to the estate of the Joint Owner who died last.

ASSIGNMENT, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF A CONTRACT
An authorized request specifying the terms of an assignment (including any assignment, change of ownership or other transfer) of a Contract must be provided to our Service Center and approved by us. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will withhold our consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We will not be liable for any payment made or action taken before we consent and record the assignment.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

An assignment may be a taxable event. We will not be responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

NOTE FOR CONTRACTS WITH THE INCOME PROTECTOR BENEFIT: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law.


2. PURCHASE
PURCHASE PAYMENTS
A Purchase Payment is the money you put into the Contract. To purchase this Contract, all Owners and Annuitant(s) must be age 80 or younger on the Issue Date. The initial Purchase Payment is due on the Issue Date. The Purchase Payment requirements for this Contract are as follows.
o If you select the No Withdrawal Charge Option, the minimum initial payment we will accept is $25,000. For all other Contracts, the minimum initial payment we will accept is $10,000.
o IF YOUR CONTRACT INCLUDES THE INVESTMENT PROTECTOR OR INCOME PROTECTOR,
  WE RESTRICT THE AMOUNT OF ADDITIONAL PURCHASE PAYMENTS WE WILL ACCEPT EACH RIDER YEAR WITHOUT PRIOR APPROVAL TO YOUR INITIAL AMOUNT. Your initial amount is equal to all Purchase Payments received before the first Quarterly Anniversary. For the first rider year, if your rider effective date is the Issue Date, we allow additional Purchase Payments on or after the first Quarterly Anniversary and before the first rider anniversary up to your initial amount. Also, under the Investment Protector we will not accept additional Purchase Payments on or after the third rider anniversary, and under the Income Protector we will not accept additional Purchase Payments on or after the Benefit Date that you begin receiving Lifetime Plus Payments. If you remove the Investment Protector or Income Protector from your Contract, these restrictions will no longer apply.
o If your Contract does not include the Investment Protector or the Income Protector, you can make additional Purchase Payments of $50 or more during the Accumulation Phase.
o YOU CANNOT MAKE ANY ADDITIONAL PURCHASE PAYMENTS AFTER THE INCOME DATE
  THAT YOU TAKE A FULL ANNUITIZATION (INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE).
o The maximum total amount we will accept without our prior approval is $1 million (including amounts already invested in other Allianz Life of New York variable annuities).
PURCHASE PAYMENTS TO QUALIFIED CONTRACTS ARE LIMITED BY FEDERAL LAW AND MUST BE FROM EARNED INCOME OR A QUALIFIED TRANSFER. PURCHASE PAYMENTS TO QUALIFIED CONTRACTS OTHER THAN FROM A QUALIFIED TRANSFER MAY BE RESTRICTED AFTER THE OWNER REACHES AGE 70 1/2.

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment, and if mandated under applicable law, we may be required to reject a Purchase Payment.

NOTE: IF YOUR TOTAL PURCHASE PAYMENTS ARE $1 MILLION OR MORE, YOUR ABILITY TO ADD THE INVESTMENT PROTECTOR OR INCOME PROTECTOR TO YOUR CONTRACT IS SUBJECT TO OUR REVIEW AND APPROVAL.

AUTOMATIC INVESTMENT PLAN (AIP)
The automatic investment plan (AIP) is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $50. Beginning on August 17, 2009, the maximum investment that you can make by AIP per month is $1,000.You may stop or change the AIP at any time. We must be notified by the first of the month in order to stop or change the AIP for that month. If the AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions. The AIP is not available if the Qualified Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

THE AIP IS NOT AVAILABLE TO YOU ON OR AFTER THE INCOME DATE ON WHICH YOU TAKE A FULL ANNUITIZATION. IF YOUR CONTRACT INCLUDES THE INVESTMENT PROTECTOR, YOU CAN ONLY PARTICIPATE IN THE AIP UNTIL THE THIRD RIDER ANNIVERSARY.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

IF YOUR CONTRACT INCLUDES THE INCOME PROTECTOR, YOU CAN ONLY PARTICIPATE IN THE AIP UNTIL THE BENEFIT DATE. However, if you subsequently remove the Investment Protector or Income Protector from your Contract you will be able to participate in the AIP after the rider termination date without these limitations.

ALLOCATION OF PURCHASE PAYMENTS
We do not currently accept allocation instructions from you via email, website, or other electronic communications. This service may be available to you in the future. When you purchase a Contract, we will allocate your initial Purchase Payment to the Investment Options you selected according to your instructions. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Options will not change the allocation instructions for any future additional Purchase Payments. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them according to your most recent allocation instructions. In addition, if you select the Income Protector, your allocation instructions must always comply with the restrictions that are set out in section 11.a, The Investment Protector, or section 11.b, The Income Protector.

You may provide us with new allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center. The new allocation instructions will be effective for Purchase Payments received on or after the Business Day we receive your notice or instructions in Good Order at our Service Center. If you change your allocation instructions and you are participating in the automatic investment plan or the flexible rebalancing program, your allocation instructions must include directions for the plan/program.

If you select the Bonus Option, we will allocate any applicable bonus in the same way as the corresponding Purchase Payment.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we will always allow you to invest in at least five Investment Options.

Once we receive your initial Purchase Payment and the necessary information, we will issue the Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within five Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to the Contract within one Business Day. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment and/or application to your registered representative, we will not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be "received" when it is received at our Service Center regardless of how or when you made the payment. If you are sending an application and/or a check to purchase a new Contract, you should send the materials to the address listed on your application. Applications and Purchase Payments you send to our home office address will be forwarded to the lockbox address listed on your application, which may delay processing of your application.

TAX-FREE SECTION 1035 EXCHANGES
Subject to certain restrictions, you can make a "tax-free" exchange under
Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
o you might have to pay a withdrawal charge on your previous contract,
o there will be a new withdrawal charge period for this Contract,
o other charges under this Contract may be higher (or lower),
o the benefits may be different, and
o you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person will generally earn a commission on each contract sale). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

FAXED APPLICATIONS
We will accept Contract applications delivered in writing as well as via fax. It is important to verify that we have received any faxed application sent. We are not liable for faxed transaction requests that were sent but not received by us. We will treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system, whether it is ours, yours, your service provider's, your registered representative's, or your registered representative's broker dealer's can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If experiencing problems, your application should be submitted in writing to our Service Center. We reserve the right to discontinue or modify the faxed application privilege at any time and for any reason. We do not currently accept applications delivered via email or our website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. When you cancel the Contract within this time period, we will not assess a withdrawal charge. You will receive your Contract Value (less any bonus) as of the day we receive your request. This may be more or less than your initial Purchase Payment. If you select the Bonus Option and cancel your Contract during the free look/right-to-examine period, you will forfeit your entire bonus. (See section 11.c, Optional Benefits - Bonus Option.) If you purchased this Contract as an IRA, we are required to refund your Purchase Payment (not including any bonus) less withdrawals if you decide to cancel your Contract within the free look period. In these instances, if you cancel your Contract you will receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund the Purchase Payment, we reserve the right to allocate your initial Purchase Payment (and any bonus if you select the Bonus Option) to the AZL Money Market Fund until the expiration of the free look period. At the end of that period, we will re-allocate your money as you selected. If we are required to refund the Purchase Payments and you cancel your Contract or we reject your application, you will receive the greater of Purchase Payments less withdrawals or Contract Value, regardless of how your Purchase Payments were allocated. The free look provision under the Contract is also called the right to examine.

ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE
The Contract Value in the subaccounts will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value will also be affected by the charges of the Contract. In order to keep track of your Contract Value in the Separate Account, we use a measurement called an Accumulation Unit. If you request variable Annuity Payments during the Annuity Phase of the Contract, we call this measurement an Annuity Unit.

When we receive a Purchase Payment, we credit your Contract with Accumulation Units for the Purchase Payment (and any bonus if applicable) at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day will receive the next Business Day's price. The Purchase Payments and bonus you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit to your Contract by dividing the amount of the Purchase Payment and bonus allocated to a subaccount by the value of the corresponding Accumulation Unit.

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:
o dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount at the end of the immediately preceding Business Day,
o adding any applicable dividends or capital gains, and
o multiplying this result by one minus the amount of the M&E charge for the current Business Day, and any additional calendar days since the immediately preceding Business Day.

We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate your Contract Value in the Separate Account by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary will reflect the number and value of the Accumulation Units at the end of the previous Business Day.)





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

EXAMPLE
o On Wednesday, we receive at our Service Center an additional Purchase
  Payment of $3,000 from you before the end of the Business Day.
o When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on the Investment Option you chose is $13.25.
We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with
226.415094 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day's price.


3. THE ANNUITY PHASE
You can apply your Contract Value to regular periodic payments (Annuity Payments). A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments. The Payee will receive the Annuity Payments. You will receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)' age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)' age or gender, the amount payable will be the amount that would have been provided at the true age or gender.

INCOME DATE
The Income Date is the date Annuity Payments begin. Your scheduled Income Date in your Contract is the maximum permitted Income Date allowed for your Contract, which is the first day of the calendar month following the Annuitant's 90th birthday. Your scheduled Income Date may be different if the Contract is issued to a charitable remainder trust. An earlier Income Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Income Date after the Issue Date, but any such request is subject to applicable law and our approval. The extension available to you may vary depending on the broker/dealer you purchase your Contract through and your state of residence. Your Income Date must be the first day of a calendar month and must be at least 13 months after the Issue Date. The Income Date will never be later than what is permitted under applicable law.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE IS GREATER THAN ZERO. We will base your Annuity Payments on your Contract Value. If you have not selected an Annuity Option we will make payments under the default option described in the "Annuity Payments" discussion of this section. UPON FULL ANNUITIZATION YOU WILL NO LONGER HAVE A CONTRACT VALUE, OR ANY BENEFITS OR BENEFIT INCREASES BASED ON CONTRACT VALUE. IN ADDITION, THE DEATH BENEFIT WILL TERMINATE AND ANY PERIODIC WITHDRAWAL OR PAYMENTS OTHER THAN ANNUITY PAYMENTS WILL STOP.

NOTE FOR CONTRACTS WITH THE INCOME PROTECTOR: If on the maximum permitted Income Date you are receiving Lifetime Plus Payments, your Contract Value is greater than zero and you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, we make the following guarantee.

For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then your fixed Annuity Payments will equal the greater of:
o annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or
o the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then your fixed Annuity Payments will equal the greater of:
o annual fixed Annuity Payments under Annuity Option 3 based on the Contract Value; or
o the current annual maximum Lifetime Plus Payment available to you.

However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

ANNUITY PAYMENTS
Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Annuity Payments under Annuity Options 1-5 as:
o a variable payout,
o a fixed payout, or
o a combination of both.

We base Annuity Payments on your Contract Value.

Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Annuity Payments than the guaranteed rates provided by your Contract.

If you choose a variable payout, the dollar amount of the payments will depend upon the following factors.
o The Contract Value on the Income Date.
o The age of the Annuitant and any joint Annuitant on the Income Date.
o The gender of the Annuitant and any joint Annuitant, where permitted.
o The Annuity Option you select.
o The assumed investment rate (AIR) you select.
o The mortality table specified in the Contract.
o The future performance of the Investment Option(s) you select.

You can choose an AIR of either 3% or 4.5%. Using a higher AIR results in a higher initial variable Annuity Payment, but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Annuity Payments will increase. Similarly, if the actual performance is less than the AIR you selected, the variable Annuity Payments will decrease.

If you choose a variable payout, you can continue to invest in up to 15 of the available Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we will base variable Annuity Payments on the investment allocations that were in place on the Income Date.

EACH PORTION OF THE CONTRACT THAT YOU APPLY TO ANNUITY PAYMENTS WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o Under Annuity Options 1 and 3, the death of the last surviving
  Annuitant.
o Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract will terminate upon payment of the lump sum.
o Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
o Contract termination.

ANNUITY OPTIONS
You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments will usually be lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant will be lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates will be lower than annual payout rates, payout rates for a 20-year guaranteed period will be less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant will be less than payout rates for a 70-year-old Annuitant.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

IF YOU DO NOT CHOOSE AN ANNUITY OPTION BEFORE THE INCOME DATE, WE WILL MAKE VARIABLE ANNUITY PAYMENTS TO THE PAYEE UNDER ANNUITY OPTION 2 WITH FIVE YEARS OF GUARANTEED MONTHLY PAYMENTS.

OPTION 1. LIFE ANNUITY. We will make Annuity Payments during the life of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

OPTION 2. LIFE ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we will make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the Annuitant's death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of the Annuitant's death and return of the Contract before we will make any lump sum payment on a Full Annuitization. There are no additional costs associated with a lump sum payment. Under a Partial Annuitization, this Annuity Option is only available for variable payouts; this Annuity option is not available for fixed Partial Annuitizations.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments will stop with the last payment that is due before the last surviving joint Annuitant's death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments will continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the last surviving joint Annuitant's death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of death of both joint Annuitants and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.

OPTION 5. REFUND LIFE ANNUITY. We will make Annuity Payments during the lifetime of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund will equal the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Annuity Payments, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}
where:
  (A)= Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant's death is received at our Service Center.
  (B)= The amount applied to variable Annuity Payments on the Income Date.
  (C)= Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant's death is received at our Service Center.
  (D)= The number of Annuity Units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant's death is received at our Service Center.
  (E)= Dollar value of first variable Annuity Payment.
  (F)= Number of variable Annuity Payments made since the Income Date.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We will base this calculation upon the allocation of Annuity Units actually in force at the time due proof of the Annuitant's death is received at our Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE
o The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item "B").
o The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item "C").
o The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is: $6.15 x ($100,000 / $1,000) = $615 (item "E").
o Assume the Annuity Unit value on the Income Date is $12, then the number of Annuity Units used in determining each Annuity Payment is: $615 / $12 =
  51.25 (item "D").
o The Owner who is also the Annuitant dies after receiving 62 Annuity
  Payments (item "F") and the Annuity Unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item "A").

WE CALCULATE THE REFUND AS FOLLOWS:
(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 /
615)] - [51.25 x 62]} =
10 x {[100,000 x 0.083333] - 3,177.50} = 10 x {8,333.33 - 3,177.50} = 10 x
5,155.83 = $51,558.30

PARTIAL ANNUITIZATION
PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO EVERYONE. THERE CAN BE ONLY ONE OWNER, THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT.

You can take Partial Annuitizations after 13 months. However, if your Contract includes the Income Protector, you cannot take a Partial Annuitization while you are receiving Lifetime Plus Payments. Partial Annuitizations are not available after you take a Full Annuitization. If you take a Full Annuitization, the Accumulation Phase of the Contract will end.

You can take one Partial Annuitization every 12 months. THE MAXIMUM NUMBER OF ANNUITIZATIONS WE ALLOW AT ANY ONE TIME IS FIVE. We do not allow you to allocate additional Contract Value to an existing stream of Annuity Payments. You also cannot transfer any amounts allocated to a stream of Annuity Payments to any other portion of the Contract. If you have four Partial Annuitizations and you would like to take a fifth, you must take a Full Annuitization and apply the entire remaining Contract Value to Annuity Payments, and the Accumulation Phase of the Contract will end. The amounts you apply to a Partial Annuitization and Annuity Payments we make under a Partial Annuitization are not subject to the withdrawal charge.

A Partial Annuitization will decrease the Contract Value, the Withdrawal Charge Basis, and the death benefit. This will decrease the amounts available for withdrawals, additional Annuity Payments, and payment of the death benefit. For more information, see section 6, Expenses - Withdrawal Charge and see the discussion of the death benefit in section 10, Death Benefit.

FOR CONTRACTS WITH THE INVESTMENT PROTECTOR, A PARTIAL ANNUITIZATION WILL DECREASE THE TARGET VALUE AND THUS DECREASE THE LIKELIHOOD THAT YOU WILL RECEIVE A CREDIT TO YOUR CONTRACT VALUE. FOR CONTRACTS WITH THE INCOME PROTECTOR, A PARTIAL ANNUITIZATION WILL DECREASE THE BENEFIT BASE AND THUS DECREASE THE AMOUNT AVAILABLE FOR LIFETIME PLUS PAYMENTS. FOR MORE INFORMATION, PLEASE SEE
SECTION 11.A, THE INVESTMENT PROTECTOR, OR SECTION 11.B, THE INCOME PROTECTOR.

FOR TAX PURPOSES, ANNUITY PAYMENTS WE MAKE UNDER A PARTIAL ANNUITIZATION WILL BE TREATED AS PARTIAL WITHDRAWALS AND NOT AS ANNUITY PAYMENTS. However, once the Contract Value has been reduced to zero, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes. If you take a Partial Annuitization(s) and subsequently take a full withdrawal of the entire remaining Contract Value, all Annuity Payments we make on or after the Business Day you take the withdrawal, should be treated as annuity payments (and not withdrawals) for tax purposes.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

If the Annuity Payments we make are treated as withdrawals (and not annuity payments) for tax purposes, under Non-Qualified Contracts, any gains in the entire Contract will be considered to be distributed before Purchase Payments and will be subject to ordinary income tax. For Qualified Contracts, in most cases, the entire Annuity Payment we make under a Partial Annuitization will be subject to ordinary income taxes. If any Owner is younger than age 59 1/2, the taxable portion of the Annuity Payments we make under a Partial Annuitization may also be subject to a 10% federal penalty tax. Partial Annuitizations may also affect the tax treatment of any future Annuity Payments. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING A PARTIAL ANNUITIZATION.


4. INVESTMENT OPTIONS
The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

YOU SHOULD READ THE INVESTMENT OPTIONS' PROSPECTUSES CAREFULLY. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options' prospectuses. TO OBTAIN A CURRENT PROSPECTUS FOR ANY OF THE INVESTMENT OPTIONS, CONTACT YOUR REGISTERED REPRESENTATIVE OR CALL US AT THE TOLL FREE TELEPHONE NUMBER LISTED AT THE BACK OF THIS PROSPECTUS. We will send copies of the Investment Options' prospectuses to you when we issue the Contract.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. The classes of shares currently offered by this Contract are listed in the table of annual operating expenses for each Investment Option that appears in Appendix A. For more information about share classes, see the Investment Options' prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives and policies.

Each of the Investment Options offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust), is a "fund of funds" and diversifies its assets by investing primarily in the shares of several other affiliated mutual funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz VIP Fund of Funds Trust and the Allianz VIP Fund of Funds Trust does not pay service fees or 12b-1 fees. The underlying funds of the Allianz VIP Fund of Funds Trust or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Oppenheimer Capital LLC and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                               INVESTMENT OPTIONS

    INVESTMENT        NAME OF         ASSET          OBJECTIVE(S)                           PRIMARY INVESTMENTS
MANAGEMENT COMPANY   INVESTMENT     CATEGORY                                             (Normal market conditions)
       AND             OPTION
ADVISER/SUBADVISER
ALLIANZ FUND OF FUNDS
Managed by Allianz AZL Balanced    A "Fund of   Long-term capital       Invests primarily in a combination of five underlying bond
Investment         Index Strategy Funds" Model  appreciation with       and equity index funds, to achieve a range generally from
Management LLC     Fund             Portfolio   preservation of capital 40% to 60% of assets in the underlying equity index funds
                                                as an important         and 40% to 60% in the underlying bond index fund.
                                                consideration
                   AZL Fusion      A "Fund of   Long-term capital       Allocation among the underlying investments, to achieve a
                   Balanced Fund  Funds" Model  appreciation with       range generally from 40% to 60% of assets in equity funds
                                    Portfolio   preservation of capital with the remaining balance invested in fixed income funds.
                                                as an important
                                                consideration
                   AZL Fusion      A "Fund of   Long-term capital       Allocation among the underlying investments, to achieve a
                   Conservative   Funds" Model  appreciation with       range generally from 25% to 45% of assets in equity funds
                   Fund             Portfolio   preservation of capital with the remaining balance invested in fixed income funds.
                                                as an important
                                                consideration
                   AZL Fusion      A "Fund of   Long-term capital       Allocation among the underlying investments, to achieve a
                   Growth Fund    Funds" Model  appreciation            range generally from 70% to 90% of assets in equity funds
                                    Portfolio                           with the remaining balance invested in fixed income funds.
                   AZL Fusion      A "Fund of   Long-term capital       Allocation among the underlying investments, to achieve a
                   Moderate Fund  Funds" Model  appreciation            range generally from 55% to 75% of assets in equity funds
                                    Portfolio                           with the remaining balance invested in fixed income funds.
                   AZL Growth      A "Fund of   Long-term capital       Invests primarily in a combination of five underlying bond
                   Index Strategy Funds" Model  appreciation            and equity index funds, to achieve a range generally from
                   Fund             Portfolio                           55% to 75% of assets in the underlying equity index funds
                                                                        and 25% to 45% in the underlying bond index fund.
BLACKROCK
Managed by Allianz AZL BlackRock  Large Growth  Long-term growth of     Invests at least 80% of total assets in common and preferred
Investment         Capital                      capital                 stock and securities convertible into common and preferred
Management         Appreciation                                         stock of mid-size and large-size companies.
LLC/BlackRock      Fund
Capital
Management, Inc.
Managed by Allianz AZL            International Match the performance   Invests at least 80% of its assets in a statistically
Investment         International                of the MSCI             selected sampling of equity securities of companies included
Management         Index Fund                   EAFE[R]  in the Morgan Stanley Capital International Europe,
LLC/BlackRock                                   Index as closely as     Australia and Far East Index (MSCI EAFE) and in derivative
Investment                                      possible                instruments linked to the MSCI EAFE index.
Management, LLC
Managed by Allianz AZL Money          Cash      Current income          Invests in a broad range of short-term, high quality U.S.
Investment         Market Fund     Equivalent   consistent with         dollar-denominated money market instruments, including
Management                                      stability of principal  government, U.S. and foreign bank, commercial and other
LLC/BlackRock                                                           obligations. During extended periods of low interest rates,
Institutional                                                           and due in part to contract fees and expenses, the yield of
Management                                                              the AZL Money Market Fund may also become extremely low and
Corporation                                                             possibly negative.
Managed by Allianz AZL S&P 500     Large Blend  Match total return of   Normally invests in all 500 stocks in the S&P
Investment         Index Fund                   the S&P                 500[R] in proportion to their weighting in
Management                                      500[R]   the index.
LLC/BlackRock
Investment
Management, LLC
                   AZL Small Cap    Small Cap   Match performance of    Invests in a representative sample of stocks included in the
                   Stock Index                  the S&P SmallCap 600    S&P SmallCap 600 Index[R], and in futures
                   Fund                         IndexR   whose performance is related to the index, rather than
                                                                        attempt to replicate the index.







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

    INVESTMENT       NAME OF     ASSET    OBJECTIVE(S)                              PRIMARY INVESTMENTS
MANAGEMENT COMPANY INVESTMENT  CATEGORY                                          (Normal market conditions)
       AND           OPTION
ADVISER/SUBADVISER
Managed by         BlackRock   Specialty High total     Invests in both equity and debt securities of issuers located around the
BlackRock          Global                investment     world to achieve a combination of capital growth and income.
Advisors,          Allocation            return
LLC/BlackRock      V.I. Fund
Investment
Management, LLC
and BlackRock
International
Limited
COLUMBIA
Managed by Allianz AZL          Mid Cap  Long-term      Invests at least 80% of net assets in equity securities of companies that
Investment         Columbia              growth of      have market capitalizations in the range of the companies in the Russell
Management         Mid Cap               capital        Midcap[R] Value Index at the time of purchase that the fund's
LLC/RiverSource    Value Fund                           subadviser believes are undervalued and have the potential for long-term
Investments, LLC                                        growth.
                   AZL         Small Cap Long-term      Invests at least 80% of net assets in equity securities of companies with
                   Columbia              capital        market capitalizations in the range of the companies in the Russell 2000
                   Small Cap             appreciation   Value Index[R] at the time of purchase that the subadviser
                   Value Fund                           believes are undervalued.
DAVIS
Managed by Allianz AZL Davis     Large   Long-term      Invests the majority of assets in equity securities issued by large
Investment         NY Venture    Value   growth of      companies with market capitalizations of at least $10 billion.
Management         Fund                  capital
LLC/Davis Selected
Advisers, L.P.
Managed by Davis   Davis VA    Specialty Long-term      At least 80% of net assets in securities issued by companies principally
Advisors           Financial             growth of      engaged in the financial services sector.
                   Portfolio             capital
DREYFUS
Managed by Allianz AZL Dreyfus   Large   Long-term      Primarily invests in common stocks of large, well-established and mature
Investment         Equity       Growth   growth of      companies. Normally invests at least 80% of its net assets in stocks that
Management LLC/The Growth Fund           capital and    are included in a widely recognized index of stock market performance. May
Dreyfus                                  income         invest in non-dividend paying companies if they offer better prospects for
Corporation                                             capital appreciation. May invest up to 30% of its total assets in foreign securities.
EATON VANCE
Managed by Allianz AZL Eaton     Large   Total Return   Invests at least 80% of net assets in equity securities, primarily in
Investment         Vance Large   Value                  dividend-paying stocks, of large-cap companies with market capitalizations
Management         Cap Value                            equal to or greater than the median capitalization of companies included in
LLC/Eaton Vance    Fund                                 the Russell 1000 Value Index. May invest up to 25% of total assets in
Management                                              foreign securities, including emerging market securities.
FRANKLIN TEMPLETON
Managed by Allianz AZL         Small Cap Long-term      Under normal market conditions, invests at least 80% of its net assets in
Investment         Franklin              total return   investments of small capitalization companies similar to those that comprise
Management         Small Cap                            the Russell 2500{trademark} Index at the time of investment.
LLC/Franklin       Value Fund
Advisory Services,
LLC
Managed by Allianz AZL         Specialty Long-term      Invests in a combination of subportfolios or strategies, each of which is
Investment         Franklin              capital        managed by an asset manager that is part of Franklin Templeton.
Management         Templeton             appreciation,
LLC/Franklin       Founding              with income as
Mutual Advisers,   Strategy              a secondary
LLC, Templeton     Plus Fund             goal
Global Advisors
Limited, and
Franklin Advisers,
Inc.
Managed by         Franklin      High-   High current   Invests primarily to predominantly in debt securities offering high yield
Franklin Advisers, High Income   Yield   income with    ("junk bonds") and expected total return.
Inc.               Securities    Bonds   capital
                   Fund                  appreciation
                                         as a secondary
                                         goal







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

    INVESTMENT        NAME OF     ASSET CATEGORY  OBJECTIVE(S)                          PRIMARY INVESTMENTS
MANAGEMENT COMPANY   INVESTMENT                                                      (Normal market conditions)
       AND             OPTION
ADVISER/SUBADVISER
                   Franklin         Specialty    Maximize       Normally invests in debt and equity securities, including corporate,
                   Income                        income while   foreign and U.S. Treasury bonds and stocks with dividend yields the
                   Securities                    maintaining    manager believes are attractive.
                   Fund                          prospects for
                                                 capital
                                                 appreciation
Administered by    Franklin           Model      Capital        Invests equal portions in Class 1 shares of the Franklin Income
Franklin Templeton Templeton VIP    Portfolio    appreciation   Securities Fund, Mutual Shares Securities Fund, and Templeton Growth
Services, LLC      Founding Funds    (Fund of    with income as Securities Fund.
                   Allocation         Funds)     a secondary
                   Fund                          goal.
Managed by         Franklin U.S.  Intermediate-  Income         At least 80% of its net assets in U.S. government securities and
Franklin Advisers, Government       Term Bonds                  normally invests primarily in fixed and variable rate mortgage-
Inc.               Fund                                         backed securities.
                   Franklin Zero  Intermediate-  As high an     Normally invests at least 80% of its net assets in zero coupon debt
                   Coupon Fund      Term Bonds   investment     securities. The fund will mature in December of 2010 and will then
                   2010                          return as is   no longer be available as an Investment Option under the Contract.
                                                 consistent     For additional information regarding the maturity of the fund,
                                                 with capital   please see the Franklin Zero Coupon Fund prospectus.
                                                 preservation
Managed by         Mutual Global  International  Capital        Invests primarily in U.S. and foreign equity securities that the
Franklin Mutual    Discovery          Equity     appreciation   manager believes are undervalued. The fund also invests, to a lesser
Advisers,          Securities                                   extent, in risk arbitrage securities and distressed companies.
LLC/Franklin       Fund
Templeton
Investment
Management Limited
Managed by         Mutual Shares   Large Value   Capital        Invests primarily in U.S. and foreign equity securities that the
Franklin Mutual    Securities                    appreciation,  manager believes are undervalued. The fund also invests, to a lesser
Advisers, LLC      Fund                          with income as extent, in risk arbitrage securities and distressed companies.
                                                 a secondary
                                                 goal
Managed by         Templeton      Intermediate-  High current   Normally invests at least 80% of its net assets in bonds, which
Franklin Advisers, Global Bond      Term Bonds   income,        include debt securities of any maturity, such as bonds, notes, bills
Inc.               Securities                    consisent with and debentures. The fund may invest a portion of its total assets in
                   Fund                          preservation   bonds rated below investment grade and a significant portion of its
                                                 of capital,    assets in foreign securities.
                                                 with capital
                                                 appreciation
                                                 as a secondary
                                                 consideration
Managed by         Templeton      International  Long-term      Normally invests primarily in equity securities of companies located
Templeton Global   Growth             Equity     capital growth anywhere in the world, including those in the U.S. and in emerging
Advisors           Securities                                   markets.
Limited/Templeton  Fund
Asset Management
Ltd.
INVESCO
Managed by Allianz AZL Invesco    International  Long-term      At least 80% of its assets in a diversified portfolio of
Investment         International                 growth of      international equity securities whose issuers are considered by the
Management         Equity Fund                   capital        fund's subadviser to have strong earnings momentum.
LLC/Invesco
Advisers, Inc.
J.P. MORGAN
Managed by Allianz AZL JPMorgan    Large Blend   High total     Invests at least 80% of its net assets, plus any borrowings for
Investment         U.S. Equity                   return         investment purposes, primarily in equity securities of large- and
Management         Fund                                         medium-capitalization U.S. companies.
LLC/J.P. Morgan
Investment
Management, Inc.
MFS
Managed by Allianz AZL MFS         Large Blend   Capital        Invests primarily in equity securities of companies with large
Investment         Investors                     appreciation   capitalizations that the subadviser believes has above average
Management         Trust Fund                                   earnings growth potential, are undervalued, or is a combination of
LLC/Massachusetts                                               both.
Financial Services
Company





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

    INVESTMENT     NAME OF INVESTMENT OPTION     ASSET     OBJECTIVE(S)                      PRIMARY INVESTMENTS
MANAGEMENT COMPANY                             CATEGORY                                  (Normal market conditions)
       AND
ADVISER/SUBADVISER
OPPENHEIMER CAPITAL
Managed by Allianz AZL OCC Growth Fund       Large Growth  Long-term     Invests at least 65% of its assets in common stocks of
Investment                                                 growth of     "growth" companies, defined as having above-average growth
Management LLC/                                            capital with  prospects, with market capitalizations of at least $5
Oppenheimer                                                income as an  billion.
Capital LLC                                                incidental
                                                           consideration
                   AZL OCC Opportunity Fund    Small Cap   Capital       At least 65% of its assets in common stocks of "growth"
                                                           appreciation  companies with market capitalizations of less than $2 billion at the time of investment.
PIMCO
Managed by Pacific PIMCO VIT All Asset         Specialty   Maximum real  Invests in institutional class shares of the underlying
Investment         Portfolio                   (Fund of    return        PIMCO Funds and does not invest directly in stocks or bonds
Management Company                              Funds)     consistent    of other issuers.
LLC                                                        with
                                                           preservation
                                                           of real
                                                           capital and
                                                           prudent
                                                           investment
                                                           management
                   PIMCO VIT CommodityReal     Specialty   Maximum real  Invests in commodity linked derivative instruments backed
                   Return[R]                return        by a portfolio of inflation-indexed securities and other
                   Strategy Portfolio                      consistent    fixed income securities.
                                                           with prudent
                                                           investment
                                                           management
                   PIMCO VIT Emerging        Intermediate- Maximum total At least 80% of its assets in fixed income instruments of
                   Markets Bond Portfolio     Term Bonds   return,       issuers that economically are tied to countries with
                                                           consistent    emerging securities markets.
                                                           with
                                                           preservation
                                                           of capital
                                                           and prudent
                                                           investment
                                                           management
                   PIMCO VIT Global Bond     Intermediate- Maximum total At least 80% of its assets in fixed income instruments of
                   Portfolio (Unhedged)       Term Bonds   return,       issuers in at least three countries (one of which may be
                                                           consistent    the U.S.), which may be represented by futures contracts.
                                                           with          May invest, without limitation, in securities of issuers in preservation  emerging market countries.
                                                           of capital
                                                           and prudent
                                                           investment
                                                           management
                   PIMCO VIT Global Multi-     Specialty   Total return  Invests in a combination of affiliated and unaffiliated
                   Asset Portfolio                         which exceeds funds, fixed income instruments, equity securities,
                                                           a 60% MSCI    forwards and derivatives. Typically invests 20% to 80% of
                                                           World         total assets in equity-related investments.
                                                           Index/40%
                                                           Barclays
                                                           Capital U.S.
                                                           Aggregate
                                                           Index blend
                   PIMCO VIT High Yield       High-Yield   Maximum total At least 80% of assets in a diversified portfolio of high-
                   Portfolio                     Bonds     return,       yield securities ("junk bonds") rated below investment
                                                           consistent    grade, but at least Caa by Moody's or equivalently rated by
                                                           with          S&P or Fitch. May invest up to 20% of total asets in
                                                           preservation  securities denominated in foreign currencies.
                                                           of capital
                                                           and prudent
                                                           investment
                                                           management
                   PIMCO VIT Real Return     Intermediate- Maximum real  At least 80% of its net assets in inflation-indexed bonds
                   Portfolio                  Term Bonds   return,       of varying maturities issued by the U.S. and non-U.S.
                                                           consistent    governments, their agencies or instrumentalities and
                                                           with          corporations.
                                                           preservation
                                                           of real
                                                           capital and
                                                           prudent
                                                           investment
                                                           management
                   PIMCO VIT Total Return    Intermediate- Maximum total At least 65% of total assets in a diversified portfolio of
                   Portfolio                  Term Bonds   return,       fixed income instruments of varying maturities, which may
                                                           consistent    be represented by forwards or derivatives such as options,
                                                           with          futures contracts, or swap agreements.
                                                           preservation
                                                           of capital
                                                           and prudent
                                                           investment
                                                           management







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

    INVESTMENT        NAME OF         ASSET     OBJECTIVE(S)                           PRIMARY INVESTMENTS
MANAGEMENT COMPANY   INVESTMENT     CATEGORY                                       (Normal market conditions)
       AND             OPTION
ADVISER/SUBADVISER
SCHRODER
Managed by Allianz AZL Schroder     Specialty   Capital      Invests at least 80% of its net assets in equity securities of
Investment         Emerging                     appreciation companies that the subadviser believes to be "emerging market" issuers.
Management         Markets Equity                            May invest remainder of assets in securities of issuers located
LLC/Schroder       Fund                                      anywhere in the world.
Investment
Management North
America Inc.
TURNER
Managed by Allianz AZL Turner       Small Cap   Long-term    At least 80% of its net assets in common stocks and other equity
Investment         Quantitative                 growth of    securities of U.S. companies with small market capitalizations that the
Management         Small Cap                    capital      subadviser believes, based on a quantitative model, have strong
LLC/Turner         Growth Fund                               earnings growth potential. Small capitalization companies are defined
Investment                                                   as companies with market capitalizations, at the time of purchase, in
Partners, Inc.                                               the range of companies included in the Russell[ ]2000[R]
                                                             Growth Index.
VAN KAMPEN
Managed by Allianz AZL Van Kampen   Specialty   Highest      Invests at least 65% of its total assets in income-producing equity
Investment         Equity and                   possible     securities and also invests in investment grade quality debt
Management LLC/Van Income Fund                  income       securities. May invest up to 25% ot total assets in foreign securities,
Kampen Asset                                    consistent   including emerging market securities.
Management                                      with safety
                                                of principal
                                                with long-
                                                term growth
                                                of capital
                                                as an
                                                important
                                                secondary
                                                objective
                   AZL Van Kampen   Specialty   Income and   Invests at least 80% of assets in equity securities of companies in the
                   Global Real                  capital      real estate industry located throughout the world, including real
                   Estate Fund                  appreciation estate investment trusts and real estate operating companies established outside the U.S.
                   AZL Van Kampen  Large Value  Income and   Invests at least 65% of total assets in income-producing equity
                   Growth and                   long-term    securities, including common stocks and convertible securities; also in
                   Income Fund                  growth of    non-convertible preferred stocks and debt securities rated "investment
                                                capital      grade." May invest  up to 25% of total assets in foreign securities, including emerging market securities.
Managed by Allianz AZL Van Kampen International Long term    Invests at least 80% of assets in a diversified portfolio of equity
Investment         International                capital      securities of issuers selected from a universe comprised of
Management         Equity Fund                  appreciation approximately 1,200 companies in non-U.S. markets.
LLC/Morgan Stanley
Investment
Management, Inc.
Managed by Allianz AZL Van Kampen    Mid Cap    Capital      At least 80% of net assets in common stocks and other equity securities
Investment         Mid Cap Growth               growth       of mid capitalization growth companies.
Management LLC/Van Fund
Kampen Asset
Management


THE FRANKLIN ZERO COUPON FUND 2010 WILL MATURE ON DECEMBER 17, 2010. If you have any Contract Value allocated to this Investment Option, you will need to reallocate it to another available Investment Option prior to the maturity date. If no selection has been made by you prior to the maturity date, the Contract Value held in the subaccount underlying your Contract will be automatically transferred to the AZL Money Market Fund. You will be notified in writing at least 30 days prior to the maturity.


Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010
retirement plans or their participants. Each Investment Option's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option's assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.


SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS
We may substitute another Investment Option for one of the Investment Options you selected for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we will not substitute any shares without notice to you and prior approval of the SEC. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in, or transfers to, an Investment Option if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We also may close Investment Options to allocations of Purchase Payments and/or Contract Value, at any time and at our sole discretion. The fund companies that sell shares of the Investment Options to us, pursuant to participation agreements, may terminate those agreements and discontinue offering their shares to us.

TRANSFERS
CONTRACTS WITH THE INVESTMENT PROTECTOR OR THE INCOME PROTECTOR ARE SUBJECT TO RESTRICTIONS ON TRANSFERS INTO CERTAIN INVESTMENT OPTIONS WHILE THE BENEFIT IS IN EFFECT. For more information, please see section 11.a, The Investment Protector, or section 11.b, The Income Protector.

You can make transfers among the Investment Options, subject to certain restrictions. Transfers may be subject to a transfer fee. For more information, see section 6, Expenses - Transfer Fee. We currently allow you to make as many transfers each Contract Year as you wish. We may change this practice in the future. This product is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and excessive or inappropriate transfer activity may be restricted.

The following applies to any transfer.
o The minimum amount that you can transfer is $1,000 or the entire amount in the Investment Option, if less. We waive this requirement if the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for the Investment Protector or the Income Protector.
o We may choose not to allow you to make transfers during the free look/right-to-examine period.
o Your request for a transfer must clearly state:
  -  which Investment Options are involved in the transfer; and
  -  how much you wish to transfer.
o After the Income Date, you cannot make a transfer from a fixed Annuity Payment stream to a variable Annuity Payment stream.
o After the Income Date, you can make a transfer from a variable Annuity Payment stream to establish a new fixed Annuity Payment stream.
o Your right to make transfers is subject to modification if we determine, in our sole discretion, that exercise of the right by one or more Owners is, or may be, to the disadvantage of other Owners. For more information, see the "Excessive Trading and Market Timing" discussion in this section.
o Transfer instructions apply equally to the accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o Transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments. In addition, transfers of Contract Value between Investment Options will not change how we rebalance your Contract Value on each Quarterly Anniversary if your Contract includes the Investment Protector or the Income Protector. Under these optional benefits, in order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. (For more information, please see "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" in section 11.a, The Investment Protector, and section 11.b, The Income Protector.)

When you make a transfer request, we will process the request based on the Accumulation Unit values and/or Annuity Unit values next determined after receipt of the request in Good Order at our Service Center. The Accumulation Unit values and Annuity Unit values are normally determined at the end of each Business Day and any transfer request received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values and/or Annuity Unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options' prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

TELEPHONE AND OTHER ELECTRONIC TRANSFERS
You can request transfers by telephone, fax, or by website at www.allianzlife.com. We may allow you to authorize someone else to request transfers by telephone, fax, or website on your behalf. We will accept instructions from either you or a Joint Owner unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone or by website are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request submitted by telephone, website, or by fax, and to discontinue or modify the telephone, fax and/or website transfer privileges at any time and for any reason.

We do not currently accept transfer instructions from you via email or via electronic communications other than by telephone, fax, or by website. This service may be available to you in the future.

When you make a transfer request by telephone, fax, or by website, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If you or your authorized representative have not given instructions to a Service Center representative before the end of the Business Day, even if due to our delay in answering your call or a delay caused by our telephone, fax and/or computer system, we will consider the request to be received at or after the end of the current Business Day and the request will receive the next Business Day's Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our Service Center.

By authorizing transfers by telephone or website, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with telephone and website transactions that do not occur if a written request is submitted. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we will not be able to verify that the person providing electronic transfer instructions via the website is you or is authorized by you.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

EXCESSIVE TRADING AND MARKET TIMING
We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
o Dilution of the interests of long-term investors in an Investment
  Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value.
o An adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely.
o Increased brokerage and administrative expenses.

In order to attempt to protect our Owners and the Investment Options from potentially disruptive trading, we have adopted certain excessive trading and market timing policies and procedures. Under our excessive trading and market timing policy, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, the modifications we may apply include (but are not limited to) the following.
o Limiting the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).
o Restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).
o Requiring a minimum time period between each transfer into or out of a particular Investment Option. Our current policy, which is subject to change without notice, prohibits "round trips" within 14 calendar days. We do not include transfers into and/or out of the following Investment Options when available in your Contract: any fixed option, the AZL Money Market Fund, and Investment Options offered through the Allianz Variable Insurance Products Fund of Funds Trust. Round trips are transfers into and back out of a particular Investment Option, or transfers out of and back into a particular Investment Option.
o Not accepting transfer requests made on your behalf by an asset allocation and/or market timing service.
o Limiting the dollar amount of any Purchase Payment or transfer request allocated to any Investment Option at any one time.
o Imposing redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).
o Prohibiting transfers into specific Investment Options.
o Imposing other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to DETER disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners' legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners' interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.
o Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
o Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Option's shares are subject to acceptance by that Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option or allocation of a Purchase Payment to an Investment Option if the order to purchase the Investment Option's shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept transfers from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person's telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or allocations of Purchase Payments to that Investment Option. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM
The dollar cost averaging (DCA) program allows you to systematically transfer a set amount of money each month from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

The DCA program is only available for a period of either six or 12 months. You can choose to participate in the DCA program at any time during the Accumulation Phase and you can participate in the program more than once. You can elect either the six or 12 month program by properly completing the DCA form provided by us.

If you choose to participate in the DCA program at Contract issue we will apply 100% of your initial Purchase Payment to the DCA Money Market Account. If you choose to participate in the DCA program after the Issue Date you must allocate at least $1,500 of your Contract Value to the DCA Money Market Account. Each month while the program is in effect we will transfer money from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. We will invest amounts that you allocate to the DCA Money Market Account in the AZL Money Market Fund. The DCA Money Market Account is subject to the same risks, fees and charges of the AZL Money Market Fund and will earn the same returns. Information on the AZL Money Market Fund can be found in section 4, Investment Options; Appendix A - Annual Operating Expenses for Each Investment Option; and in the AZL Money Market Fund prospectus that you can obtain from your registered representative or us by calling the toll free number at the back of this prospectus.

All DCA transfers will be made on the tenth day of the month or the next Business Day if the tenth is not a Business Day. In order for DCA transfers to begin on the tenth of the month we must receive your DCA form in Good Order at our Service Center by 3 p.m. central standard time on the Business Day immediately before the tenth. Otherwise the first DCA transfer will not occur until the tenth day of the next month. The amount that we will transfer each month is equal to the amount in the DCA Money Market Account, divided by the number of remaining transfers to be made during the program period.

Your participation in the program will end when any of the following occurs:
o the DCA program period (which is either six or 12 months) ends;
o on the Benefit Date you begin receiving Lifetime Plus Payments if your Contract includes the Income Protector;
o you request to terminate the program (your request must be received at our Service Center by 3 p.m. central standard time on the Business Day immediately before the tenth to terminate that month); and
o your Contract terminates.

If you choose to terminate your participation in the DCA program, or you terminate your program by beginning to receive Lifetime Plus Payments, on the Business Day your DCA program ends we will allocate any money remaining in the DCA Money Market Account to your selected Investment Options according to your allocation instructions.

If you participate in the DCA program, there are no fees for the transfers made under this program and we do not currently count these transfers against the free transfers that we allow. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

NOTE FOR CONTRACTS WITH THE INVESTMENT PROTECTOR OR INCOME PROTECTOR: Your participation in the DCA program is restricted by the limitations on additional Purchase Payments for your selected benefit described in section 2, Purchase - Purchase Payments, and your allocation instructions must comply with the limitations described under "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" set out in section 11.a, The Investment Protector, or section 11.b, The Income Protector. Quarterly rebalancing transfers under the Investment Protector and Income Protector will not move Contract Value into or out of the DCA Money Market Account. However, if you subsequently remove your selected benefit from your Contract you will be able to participate in the DCA program after the rider termination date without these limitations.

FLEXIBLE REBALANCING
You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. You can direct us to automatically readjust your balance in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers will be made on the 20th day of the month or the previous Business Day if the 20th is not a Business Day. In order for flexible rebalancing transfers to begin on the 20th of the month, we must receive your request in Good Order at our Service Center by 3 p.m. central standard time on the Business Day immediately before the 20th. Otherwise, the first flexible rebalancing transfer will not occur until the 20th day of the next month. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program and we do not currently count these transfers against any free transfers that we allow.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To terminate your participation in this program, your request must also be received at our Service Center by 3 p.m. central standard time on the Business Day immediately before the 20th to terminate that month.

NOTE FOR CONTRACTS WITH THE INVESTMENT PROTECTOR OR INCOME PROTECTOR: The flexible rebalancing program is not available to you while your benefit is in effect. These benefits provide their own rebalancing program as described in section 11.a, The Investment Protector, and section 11.b, The Income Protector. If you were participating in the flexible rebalancing program and subsequently add one of these optional benefits to your Contract, your participation in the flexible rebalancing program will end on the rider effective date. However, if you subsequently remove the optional benefit from your Contract, you will be able to participate in the flexible rebalancing program after the rider termination date.

FINANCIAL ADVISERS - ASSET ALLOCATION PROGRAMS
If you have or establish a relationship with a personal financial adviser and the advisory agreement provides that you will pay all or a portion of your adviser's fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a partial withdrawal of the Contract Value to pay for the services of the financial adviser. We will treat any fee that is withdrawn as a withdrawal under the terms of this Contract. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution; it may be included in your gross income for federal tax purposes and, if any Owner is under age 59 1/2, it may be subject to a 10% federal penalty tax. If the Contract is Qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee that is charged by your adviser is in addition to the fees and expenses that apply under your Contract. We are not party to the agreement you have with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.

Please note that the adviser you engage to provide advice and/or to make transfers for you is not acting on our behalf, but is acting on your behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review prior transaction history of any adviser prior to granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If an adviser is granted trading authority, that adviser is subject to the same limitations applicable to Owners as stated above.

VOTING PRIVILEGES
We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we will obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting and because many Owners do not respond to our request for them to provide us with voting instructions, a small number of Owners may determine the outcome of the vote. Should we determine that we are no longer required to obtain your voting instructions, we will vote the shares in our own right. Only Owners have voting privileges under the Contract. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.
o You are permitted to cast votes based on the dollar value of the Investment Option's shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of Accumulation/Annuity Units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.
o We will determine the number of shares that you can vote.
o You will receive any proxy materials and a form to give us voting instructions as well as periodic reports relating to the Investment Options in which you have an interest.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

5. OUR GENERAL ACCOUNT
Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. It is possible for assets invested in our general account to lose value. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

We do not currently offer any investment choices under our general account during the Accumulation Phase. Any amounts that you allocate to provide fixed Annuity Payments during the Annuity Phase become part of our general account. Any guaranteed values provided by this Contract that are in excess of the Contract Value are subject to our claims paying ability.


6. EXPENSES
There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGES
Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Separate Account assets for the mortality and expense risk (M&E) charges. We do this as part of our calculation of the value of the Accumulation and Annuity Units. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. WE ASSESS AN M&E CHARGE DURING THE ANNUITY PHASE ON ANY CONTRACT VALUE YOU APPLY TO VARIABLE ANNUITY PAYMENTS; THERE IS NO M&E CHARGE DURING THE ANNUITY PHASE ON ANY CONTRACT VALUE YOU APPLY TO FIXED ANNUITY PAYMENTS.

Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.

Each of the optional benefits listed below carries an additional M&E charge. During the Accumulation Phase, the additional M&E charge for the Bonus Option will continue until your Contract Value is reduced to zero. If you take variable Annuity Payments during the Annuity Phase, the additional M&E charge for the Bonus Option will continue until your variable Annuity Payments terminate. The additional M&E charges associated with the other optional benefits will continue during the Accumulation Phase until the earlier of the benefit's termination, or when your Contract Value is reduced to zero.

                                                     M&E CHARGE
                                          ACCUMULATION PHASE ANNUITY PHASE
 BASE CONTRACT                                  1.40%            1.40%
 ADDITIONAL CHARGES FOR OPTIONAL BENEFITS
   BONUS OPTION[                                ]0.50%           0.50%
   SHORT WITHDRAWAL CHARGE OPTION               0.25%             NA
   NO WITHDRAWAL CHARGE OPTION[                 ]0.35%            NA

Because the Contract allows Partial Annuitization, it is possible for one portion of the Contract to be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you take a variable Partial Annuitization.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

These charges compensate us for all the insurance benefits provided by your Contract, for example:
o our contractual obligation to make Annuity Payments,
o the death, income, and withdrawal benefits under the Contract,
o certain expenses related to the Contract, and
o for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charges are sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

RIDER CHARGES
If you select the Investment Protector or the Income Protector, we will deduct a rider charge from your Contract Value during the Accumulation Phase while your selected benefit is in effect and your Contract Value is positive. We do not assess the rider charge during the Annuity Phase, but we do continue to assess the rider charge after Lifetime Plus Payments begin as long as your Contract Value is positive. The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under the Investment Protector, or as a percentage of the Benefit Base under the Income Protector. We calculate the rider charge daily beginning on the day after the rider effective date, and we deduct it for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary or when we deduct the final rider charge.

The current and maximum rider charges listed here for these optional benefits apply to benefits that you select while this prospectus is in effect. If you add one of these optional benefits to your Contract in the future, it will be subject to the rider charges (current, minimum and maximum) stated in the prospectus that is in effect at the time the benefit is added to your Contract. For information on the current charges for the (08.09) benefits, please see Appendix H.

                                                                               RIDER CHARGE DURING THE ACCUMULATION PHASE
                                                                      MAXIMUM    MINIMUM FOR THE(05.10)    CURRENT FOR THE(05.10)
                                                                                         BENEFIT                   BENEFIT
INVESTMENT PROTECTOR                                                   2.50%              0.50%                     0.90%
INCOME PROTECTORSINGLE LIFETIME PLUS PAYMENTSJOINT LIFETIME PLUS     2.50%2.75%        0.50%0.50%                1.05%1.20%
  PAYMENTS

We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary that the benefit is in effect and your Contract Value is positive, subject to the maximum rider charges stated here. However, in any twelve-month period we cannot increase the rider charge for the Investment Protector more than 0.35% and we cannot increase the rider charge for the Income Protector more than 0.50%. If we increase the rider charge for your selected benefit, we will notify you in writing and we will allow you to terminate your benefit before the increase takes effect.

Changes to the Target Value or the Benefit Base will change the amount we deduct from your Contract for the rider charge. For example, assume you have the Income Protector and receive an annual payment increase to your Lifetime Plus Payment due to an increase in your Contract Value. This will also increase your Benefit Base which will cause an increase in the amount of your daily rider charge. Similarly, an Excess Withdrawal will decrease both your Benefit Base and the amount of your daily rider charge.

The deduction of the rider charge will decrease your Contract Value on a dollar for dollar basis, but it will not decrease your free withdrawal privilege, the Withdrawal Charge Basis, or any of the guaranteed values available under the optional benefits (for example, it does not reduce the Target Value or Benefit
Base). We will deduct the rider charge from the Contract Value, determined at the end of the Business Day before each Quarterly Anniversary, before we use that Contract Value to compute any of the guaranteed values available under the optional benefits for this Contract. We deduct the rider charge proportionately from the Investment Options as set out in your Contract. The rider charge compensates us for the expenses and risks associated with the guarantees provided under the optional benefits. If the rider charge is sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We will deduct the final rider charge on the Business Day your selected benefit terminates. IF YOUR BENEFIT TERMINATES DUE TO DEATH, WE DEDUCT THE FINAL RIDER CHARGE FROM THE CONTRACT VALUE BEFORE CALCULATING THE DEATH BENEFIT. IF YOUR BENEFIT TERMINATES BECAUSE YOU TAKE A FULL WITHDRAWAL OR EXCESS WITHDRAWAL OF THE ENTIRE CONTRACT VALUE, WE WILL DEDUCT THE FINAL RIDER CHARGE BEFORE WE CALCULATE THE WITHDRAWAL CHARGE. IF YOUR CONTRACT VALUE IS LESS THAN THE RIDER CHARGE ON ANY QUARTERLY ANNIVERSARY THAT WE ARE TO DEDUCT THIS CHARGE, WE WILL DEDUCT YOUR ENTIRE REMAINING CONTRACT VALUE TO COVER THE FINAL RIDER CHARGE AND REDUCE YOUR CONTRACT VALUE TO ZERO. If the deduction of the final rider charge reduces your Contract Value to zero, the Contract, rider and any Lifetime Plus Payments (if applicable) will continue although we will no longer assess or deduct the rider charge.

For more information please see the examples in Appendix C.

CONTRACT MAINTENANCE CHARGE
We deduct $30 from the Contract annually as a contract maintenance charge during the Accumulation Phase. The charge is for the expenses associated with the administration and maintenance of the Contract. The deduction of the contract maintenance charge will decrease your Contract Value on a dollar for dollar basis. Deduction of this charge will not decrease your free withdrawal privilege, the Withdrawal Charge Basis, or any of the guaranteed values available under your optional benefits. For example, it does not reduce the Target Value or Benefit Base. We will deduct the contract maintenance charge from the Contract Value determined at the end of the Business Day before the Contract Anniversary. We make this deduction before we use that Contract Value to compute any of the guaranteed values available under your optional benefits. We deduct this charge proportionately from the Investment Options as set out in your Contract. This charge cannot be increased.

We will not deduct this charge if the Contract Value is at least $100,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus, we will determine the total value of all your Contracts. If the total Contract Value of all Contracts registered under the same social security number is at least $100,000, we will not assess the contract maintenance charge. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we will deduct the full contract maintenance charge. We do not assess this charge against amounts paid out as death benefits or during the Annuity Phase.

If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will look to the Annuitant to determine if we will assess the charge.

WITHDRAWAL CHARGE
The Base Contract provides a seven-year withdrawal charge schedule. If you select the Bonus Option or Short Withdrawal Charge Option you will have a different withdrawal charge schedule. However, if you select the No Withdrawal Charge Option, you will not be subject to a withdrawal charge. THE BONUS OPTION, THE SHORT WITHDRAWAL CHARGE OPTION AND THE NO WITHDRAWAL CHARGE OPTION EACH CARRY AN ADDITIONAL M&E CHARGE. ONCE YOU SELECT ONE OF THESE OPTIONAL BENEFITS, YOU CANNOT CANCEL IT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE OPTIONAL BENEFITS AND BE SURE TO DISCUSS WHETHER THE BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if all or part of the amount withdrawn is from Purchase Payments we received within the withdrawal charge period. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge on: amounts deducted to pay transfer fees or the contract maintenance or rider charges, Annuity Payments, death benefits, withdrawals taken under the waiver of withdrawal charge benefit, or amounts paid as part of a required minimum distribution payment under our minimum distribution program. We also do not assess the withdrawal charge on Lifetime Plus Payments. (For more information, see the discussions in section 8, Access to Your Money - Waiver of Withdrawal Charge Benefit and The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments, and section 11.b, The Income Protector.)






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any withdrawal charges). We do not reduce the Withdrawal Charge Basis for the deduction of transfer fees or the contract maintenance or rider charges. We do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. THIS MEANS THAT ON A FULL WITHDRAWAL, IF THE CONTRACT VALUE HAS DECLINED DUE TO POOR PERFORMANCE OF YOUR SELECTED INVESTMENT OPTIONS, THE WITHDRAWAL CHARGE MAY BE GREATER THAN THE AMOUNT AVAILABLE FOR WITHDRAWAL. BECAUSE WE ASSESS THE WITHDRAWAL CHARGE AGAINST THE WITHDRAWAL CHARGE BASIS, IN SOME INSTANCES, THE CONTRACT VALUE MAY BE POSITIVE, BUT YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. For more information, please see the examples in Appendix D.

If your Contract includes the Investment Protector or Income Protector and you take a full withdrawal or Excess Withdrawal of the entire Contract Value, we will deduct the final rider charge before we calculate the withdrawal charge.

NOTE REGARDING PARTIAL ANNUITIZATIONS: Amounts applied to Partial Annuitizations will reduce each Purchase Payment proportionately by the percentage of Contract Value you annuitize. This reduction also applies to the Withdrawal Charge Basis.

For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis and we make withdrawals from your Contract in the following order.
1.First, we withdraw any Purchase Payments that are beyond the withdrawal charge period shown in your Contract (for example, if you have a Base Contract, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.
2.Then, we withdraw any Purchase Payments that are under the free withdrawal privilege and we do not assess a withdrawal charge. For more information, see section 8, Access to Your Money - Free Withdrawal Privilege.
3.Next, on a FIFO basis, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you will pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.
4.Finally, we withdraw any Contract earnings. Bonuses (if applicable) and any earnings thereon are treated as earnings under the Contract for purposes of the withdrawal charge. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received your Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

                                                                              WITHDRAWAL CHARGE AMOUNT
NUMBER OF COMPLETE YEARS SINCE WE RECEIVED YOUR    BASE   CONTRACT WITH     CONTRACT WITH THESHORT          CONTRACT WITH THENO
                PURCHASE PAYMENT                 CONTRACT   THEBONUS       WITHDRAWAL CHARGE OPTION       WITHDRAWAL CHARGE OPTION
                                                             OPTION
                       0                           8.5%       8.5%                   8.5%                            0%
                       1                           8.5%       8.5%                   7.5%                            0%
                       2                           7.5%       8.5%                   5.5%                            0%
                       3                           6.5%        8%                     3%                             0%
                       4                            5%         7%                     0%                             0%
                       5                            4%         6%                     0%                             0%
                       6                            3%         5%                     0%                             0%
                       7                            0%         4%                     0%                             0%
                       8                            0%         3%                     0%                             0%
                9 years or more                     0%         0%                     0%                             0%







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

There is no charge under the following circumstances:
o for the Base Contract, when you withdraw a Purchase Payment that we have had for seven complete years,
o for a Contract with the Bonus Option, when you withdraw a Purchase
  Payment that we have had for nine complete years,
o for a Contract with the Short Withdrawal Charge Option, when you withdraw Purchase Payments we have had for four complete years, or
o if you have a Contract with the No Withdrawal Charge Option.
For a full withdrawal that is subject to a withdrawal charge, we will deduct the withdrawal charge as a percentage of the Withdrawal Charge Basis from the amount withdrawn. For a partial withdrawal that is subject to a withdrawal charge, the amount we deduct from your Contract will be the amount you request, plus any applicable withdrawal charge. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge from the remaining Contract Value and we deduct it proportionately from the Investment Options.

EXAMPLE: You purchase a Base Contract with an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contact Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.

1)PURCHASE PAYMENTS THAT ARE BEYOND THE WITHDRAWAL CHARGE PERIOD. All payments are still within the withdrawal charge period so this does not apply.
2)AMOUNTS AVAILABLE UNDER THE FREE WITHDRAWAL PRIVILEGE. You have not taken any other withdrawals this year so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.
3)PURCHASE PAYMENTS ON A FIFO BASIS. The total amount we deduct from the first Purchase Payment is $30,000, which is subject to a 7.5% withdrawal charge, and we pay you $27,750. We determine this amount as follows:

  (AMOUNT WITHDRAWN) X (1 - WITHDRAWAL CHARGE) = THE AMOUNT YOU RECEIVE, OR:
$30,000 x 0.925 = $27,750.


  Next we determine how much we need to deduct from the second Purchase Payment. So far we have deducted $39,750 ($12,000 under the partial withdrawal privilege and $27,750 from the first Purchase Payment), so we would need to deduct $12,250 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and the withdrawal charge you pay on this amount as follows:

  (THE AMOUNT YOU RECEIVE) {divide} (1 - WITHDRAWAL CHARGE) = AMOUNT WITHDRAWN,
  OR:
$12,250 {divide} 0.915 = $13,388


4)CONTRACT EARNINGS. As we have already withdrawn your requested amount, this does not apply.

In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid total withdrawal charges of $3,388.

NOTE: WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND, IF TAKEN BEFORE AGE 59 1/2, MAY BE SUBJECT TO A 10% FEDERAL PENALTY TAX. FOR TAX PURPOSES, UNDER NON-QUALIFIED CONTRACTS, WITHDRAWALS ARE CONSIDERED TO HAVE COME FROM THE LAST MONEY YOU PUT INTO THE CONTRACT. THUS, FOR TAX PURPOSES, EARNINGS ARE CONSIDERED TO COME OUT FIRST.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals that will be purchasing the Contract or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life of New York or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a registered representative appointed with Allianz Life of New York to any members of his or her immediate family and the commission is waived. We require our prior approval for any reduction or elimination of the withdrawal charge.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

TRANSFER FEE
You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer fee of $25 for each additional transfer. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. The deduction of the transfer fee will decrease your Contract Value on a dollar for dollar basis, but it will not decrease your free withdrawal privilege, the Withdrawal Charge Basis, or any of the guaranteed values available under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). We will deduct the transfer fee from the Investment Option from which the transfer is made. If you transfer the entire amount in the Investment Option, then we will deduct the transfer fee from the amount transferred. If you are transferring from multiple Investment Options, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionately from the Investment Options if you transfer less than the entire amount that is in the Investment Option. If the transfer is made under the dollar cost averaging or flexible rebalancing programs, or a quarterly rebalancing transfer under the Investment Protector or the Income Protector, there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow. Transfer instructions apply equally to all accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract. We count transfers at the Contract level, and not by the number of portions in the Contract. For example, if you take a Partial Annuitization and your Contract is in both the Accumulation and Annuity Phases and you request a transfer, we count that as one transfer even though we will make the transfer in both portions of the Contract.

PREMIUM TAXES
State and other governmental premium taxes are not currently assessed in the state of New York. However, we reserve the right to make a deduction from your Contract Value to reimburse ourselves for premium taxes if the State of New York enacts legislation requiring us to pay premium taxes or if the Owner lives in a state where premium tax is applicable. Where premium taxes apply, it is our current practice not to make deductions from the Contract to reimburse ourselves for the premium taxes that we pay although we reserve the right to make such a deduction in the future. Premium taxes normally range from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAXES
We reserve the right to deduct from the Contract any income taxes that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES
There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables and in the table of annual operating expenses for each Investment Option in Appendix A in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses will reduce the performance of the Investment Options and, therefore, will negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.


7. TAXES
NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase - Partial Annuitization. For more information on the taxation of Lifetime Plus Payments, see section 11.b, The Income Protector.

ANNUITY CONTRACTS IN GENERAL
Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS
If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

We may issue the following types of Qualified Contracts.
o Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities
  (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income. You cannot make contributions once the Owner reaches age 70 1/2. Contributions may be tax deductible based on the Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service
  (IRS) has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.
o Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income. Contributions are also limited or prohibited if the Owner's income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA. Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual's income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
  Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1/2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
  Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.
o Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA Contracts are not currently available under this Contract. However, that may change in the future.
o Simplified Employee Pension (SEP) IRA. Employers may establish
  Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o TSAs or 403(b) Contracts. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. As a result of changes to the regulations regarding 403(b)/TSA contracts which requires information sharing agreements between the financial organization or insurance company and employers sponsoring 403(b)/TSA plans, these plans are no longer offered with this Contract. However, that may change in the future.

QUALIFIED PLANS. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS
Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

DISTRIBUTIONS - NON-QUALIFIED CONTRACTS
You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs - either as a withdrawal (including Partial Annuitizations) or as Annuity Payments under a Full Annuitization.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments and amounts received as a result of a Partial Annuitization are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

If you take a Full Annuitization, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you take a Full Annuitization should be treated as annuity payments (and not withdrawals) for tax purposes. (In this regard, we intend to make tax reporting on periodic installments scheduled to be received at regular intervals under a Partial Annuitization as annuity payments ONLY after a Contract's entire Contract Value has been applied to Annuity Payments, provided that such installments extend over a period of more than one full year from the time of the Full Annuitization. Due to the lack of guidance on whether this is the appropriate tax treatment for such payments, however, Owners should consult with a tax adviser on this issue.) After a Full Annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:
1)paid on or after you reach age 59 1/2;
2)paid after you die;
3)paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
5)paid as annuity payments under an immediate annuity; or
6)that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

DISTRIBUTIONS - QUALIFIED CONTRACTS
Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:
1)distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1/2;
2)distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
4)distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
5)distributions made on account of an IRS levy upon the Qualified Contract;
6)distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and his or her spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
7)distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

8)distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
9)distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and
10)a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner's lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70 1/2. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70 1/2 or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70 1/2 or older, you should consult with a tax adviser before taking a partial withdrawal.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS
Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incidental to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee's investment in the Contract will be increased to reflect the increase in the transferor's income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS
Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING
Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

"Eligible rollover distributions" from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a "direct rollover" from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the Contract, an Owner should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents will generally be subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners' country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

In Revenue Ruling 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance policies or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION
The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

REQUIRED DISTRIBUTIONS
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such provisions and modify them, as necessary, to assure that they comply with the applicable requirements.

Other rules may apply to Qualified Contracts.


8. ACCESS TO YOUR MONEY
The money in the Contract is available under the following circumstances:
o by taking a withdrawal;
o by taking required minimum distributions (Qualified Contracts only);
o by taking Annuity Payments;
o when we pay a death benefit; or
o by taking Lifetime Plus Payments, if available.

You can only take withdrawals during the Accumulation Phase. We will process any request for a withdrawal based on the Accumulation Unit values next determined after receipt of the request in Good Order at our Service Center. The Accumulation Unit values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.

When you take a full withdrawal, we will process the withdrawal on the Business Day we receive the request in Good Order at our Service Center:
o based upon the number of Accumulation Units held by the Contract on that Business Day and valued at the next available daily price,
o less any applicable withdrawal charge, and
o less any contract maintenance charge.

See the Fee Tables and section 6, Expenses for a discussion of the charges.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.* WE RESERVE THE RIGHT TO TREAT A REQUEST FOR A PARTIAL WITHDRAWAL THAT WOULD REDUCE THE CONTRACT VALUE BELOW THIS MINIMUM AS A REQUEST FOR A FULL WITHDRAWAL OF THE CONTRACT. We will deduct any partial withdrawal (including any withdrawal charge) proportionately from the Investment Options. However, for partial withdrawals, you may instead provide us with instructions regarding the deduction of your Contract Value from your selected Investment Options as long as your Contract does NOT include the Investment Protector or the Income Protector. You cannot take a partial withdrawal from specific Investment Options if you selected one of these optional benefits because the quarterly rebalancing associated with these benefits will move money back into your future allocation instructions on the next Quarterly Anniversary.

* These limitations do not apply to Lifetime Plus Payments, systematic withdrawals, or required minimum distributions.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We will pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in Good Order, unless the suspension of payments or transfers provision is in effect (see the "Suspension of Payments or Transfers" discussion later in this section).

Upon withdrawal, we assess the withdrawal charge against the Withdrawal Charge Basis. Any previous withdrawals from the Contract, including any previous withdrawal charges, will reduce the Withdrawal Charge Basis. However, when you request a withdrawal, we calculate the withdrawal charge based on the current Withdrawal Charge Basis (Purchase Payments less previous withdrawals and withdrawal charges) and we do not adjust the Withdrawal Charge Basis for any current withdrawal charges, transfer fees, contract maintenance charges, rider charges, or any gains or losses on your Investment Options. THIS MEANS THAT IF YOU TAKE A FULL WITHDRAWAL WHILE THE WITHDRAWAL CHARGE APPLIES AND YOU HAVE HAD LOSSES IN YOUR INVESTMENT OPTIONS, YOU MAY BE ASSESSED A WITHDRAWAL CHARGE ON MORE THAN THE AMOUNT YOU ARE WITHDRAWING. IN SOME INSTANCES, YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. For more information, please see section 6, Expenses - Withdrawal Charge and the examples in Appendix D.

We may be required to provide information about you or your Contract to government regulators. We may also be required to block an Owner's Contract and thereby refuse any request for transfers, and refuse to pay any withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.

ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU TAKE.

FREE WITHDRAWAL PRIVILEGE
The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as required minimum distribution (RMD) payments in that same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. THERE IS NO FREE WITHDRAWAL PRIVILEGE DURING THE ANNUITY PHASE, OR WHILE YOU ARE RECEIVING LIFETIME PLUS PAYMENTS UNDER THE INCOME PROTECTOR. However, if you remove the Income Protector from your Contract, the free withdrawal privilege will be available after the rider termination date.

If you withdraw Purchase Payments that are beyond the withdrawal charge period, those withdrawals are not subject to a withdrawal charge and they will not reduce your free withdrawal privilege. If you withdraw a Purchase Payment that is subject to a withdrawal charge and the withdrawal is more than the free withdrawal privilege, the excess amount will be subject to the withdrawal charge. If you take a full withdrawal, the free withdrawal privilege will apply and you will receive any remaining free withdrawal privilege for that Contract Year without charge. All withdrawals (including withdrawal charges), will reduce the Withdrawal Charge Basis.

The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see "The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" discussion later in this section.

WAIVER OF WITHDRAWAL CHARGE BENEFIT
Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver will not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, this benefit is available if the Annuitant becomes so confined for the required period. We require proof of confinement in a form satisfactory to us before we will waive the withdrawal charge. Amounts withdrawn under this benefit will reduce the Withdrawal Charge Basis.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

SYSTEMATIC WITHDRAWAL PROGRAM
If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to the withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the free withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your free withdrawal privilege amount for that Contract Year. With the exception of payments under the minimum distribution program, any withdrawals in a Contract Year (including systematic withdrawals) that exceed the free withdrawal privilege, will be subject to any applicable withdrawal charge. For more information, see section 6, Expenses - Withdrawal Charge and the "Free Withdrawal Privilege" discussion that appears earlier in this section.

All systematic withdrawals will be made on the ninth day of the month or the previous Business Day if the ninth is not a Business Day.

ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS. YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AND THE MINIMUM DISTRIBUTION PROGRAM AT THE SAME TIME. YOU ALSO CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM WHILE YOU ARE RECEIVING LIFETIME PLUS PAYMENTS UNDER THE INCOME PROTECTOR. However, if you remove the Income Protector from your Contract, the systematic withdrawal program will be available after the rider termination date.

THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD)
PAYMENTS
If you own a Qualified Contract, you may participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, or annual basis. However, if your Contract Value is less than $25,000, we will only make annual payments. RMD payments from this Contract will not be subject to a withdrawal charge, but they will reduce the Withdrawal Charge Basis and they will count against your free withdrawal privilege. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. Any RMD payments from this Contract that exceed the RMD amount calculated for this Contract will be subject to any applicable withdrawal charge. If you take any additional withdrawals while you are receiving RMD payments, and the annual total withdrawn exceeds the free withdrawal privilege, the amount of that excess that is attributable to the additional withdrawals will be subject to any applicable withdrawal charge.

YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL AND THE MINIMUM DISTRIBUTION PROGRAMS AT THE SAME TIME. WE ENCOURAGE PROSPECTIVE OWNERS WHO ARE CONSIDERING PURCHASING QUALIFIED CONTRACTS THAT ARE SUBJECT TO RMD PAYMENTS TO CONSULT A TAX ADVISER REGARDING THESE BENEFITS.

SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:
o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
o trading on the New York Stock Exchange is restricted;
o an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or
o during any other period when the SEC, by order, so permits for the protection of Owners.

* Including Lifetime Plus Payments, Excess Withdrawals, and/or Cumulative Withdrawals.


9. ILLUSTRATIONS
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your registered representative.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

10.DEATH BENEFIT
The death benefit provided by the Base Contract is the Traditional Death Benefit. The Contract previously offered the Quarterly Value Death Benefit which is described in Appendix G. DEATH BENEFITS ARE ONLY AVAILABLE DURING THE ACCUMULATION PHASE OF THE CONTRACT. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER YOUR SELECTED DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The use of the term "you" in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

If you die during the Accumulation Phase, we will process the death benefit based on the Accumulation Unit values determined after we receive both due proof of death and an election of the death benefit payment option in Good Order at our Service Center. WE CONSIDER DUE PROOF OF DEATH TO BE ANY OF THE FOLLOWING: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory. The Accumulation Unit values are normally determined at the end of each Business Day, and due proof of death and an election of the death benefit payment option received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.

If there are multiple Beneficiaries, each Beneficiary will receive the portion of the death benefit they are entitled to when we receive their required information in Good Order. Also, any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will continue to be subject to investment risk that will be borne by the recipient.

TRADITIONAL DEATH BENEFIT
Under the Traditional Death Benefit, the amount of the death benefit will be the greater of 1 or 2.
1.The Contract Value, determined as of the end of the Business Day during which we receive, in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. If your Contract includes the Investment Protector or the Income Protector, we will deduct the final rider charge from the Contract Value before making this determination.
2.The Traditional Death Benefit value, which is the total of all Purchase
  Payments received, reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization and/or withdrawal taken. We determine the percentage of Contract Value at the end of each Business Day we process an annuitization or withdrawal. Withdrawals include Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for transfer fees or the contract maintenance or rider charges.

ANY WITHDRAWALS OR PARTIAL ANNUITIZATIONS MAY REDUCE THE TRADITIONAL DEATH BENEFIT VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Traditional Death Benefit value, we will deduct more than the amount withdrawn and/or annuitized from the Traditional Death Benefit value.

THE TRADITIONAL DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Traditional Death Benefit value and Contract
  Value are both zero.
o Contract termination.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE, BUT WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

NOTE FOR CONTRACTS WITH THE INVESTMENT PROTECTOR OR INCOME PROTECTOR: Your ability to make additional Purchase Payments is restricted by the limitations for your selected benefit described in section 2, Purchase - Purchase Payments, which will limit your Traditional Death Benefit value. In addition, while you are receiving Lifetime Plus Payments, the death benefit that is equal to your Contract Value will continue to fluctuate with market performance, but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment, any Excess Withdrawal (including any withdrawal charge), and each deduction of the rider charge.

TRADITIONAL DEATH BENEFIT EXAMPLE
o You purchase a Base Contract with an initial Purchase Payment of $100,000. You make no additional Purchase Payments.
o You take a partial withdrawal of $20,000 during the tenth Contract Year when the Contract Value on the date of (but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired, so there is no withdrawal charge on this partial withdrawal. After we process the partial withdrawal the Contract Value is $140,000, but it will fluctuate from this point on based on the performance of your selected Investment Options. You take no other partial withdrawals.

We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1) The current Contract                                                                                                     $130,000
Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..
2) The Traditional Death Benefit value:
                      Total Purchase Payments                                                                               $100,000
                      received. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                      Reduced proportionately by the percentage of Contract Value withdrawn at the time you took the withdrawal during the tenth Contract Year: ($20,000 / $160,000) = 0.125 x $100,000 =. ......... - 12,500
                                                                                                                            $ 87,500
Therefore, the death benefit that would be paid out on the tenth Contract Anniversary is the $130,000 current Contract Value.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

DEATH OF THE OWNER AND/OR ANNUITANT
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. FOR QUALIFIED CONTRACTS, THERE CAN BE ONLY ONE OWNER AND THE OWNER MUST BE THE ANNUITANT, UNLESS THE CONTRACT IS OWNED BY A QUALIFIED PLAN OR IS PART OF A CUSTODIAL ARRANGEMENT. PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO JOINT OWNERS. IF YOU TAKE A PARTIAL ANNUITIZATION, THERE CAN BE ONLY ONE OWNER; THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT. DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE AN IMPORTANT IMPACT ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

                                                   UPON THE DEATH OF A SOLE OWNER
  ACTION UNDER THE                         ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
   PORTION OF THE
 CONTRACT THAT IS IN
  THE ACCUMULATION
        PHASE
o We will pay a o The Beneficiary becomes the Owner.
   death benefit to   o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is
   the                   payable.
   Beneficiary.[(1)]  o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until
   For a description     that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the
   of the payout         Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments
   options, see the      terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity
   "Death Benefit        Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For
   Payment Options"      more information, see section 3, The Annuity Phase - Annuity Options.
   discussion later   o If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the
   in this section.      Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
o If the
   Contract includes
   the Income
   Protector and you
   selected:
   -single Lifetime
    Plus Payments,
    the benefit will
    terminate; or
   -joint Lifetime
    Plus Payments,
    the benefit will
    terminate unless
    the deceased
    Owner's spouse
    continues the
    Contract. If the
    surviving spouse
    continues the
    Contract after
    Lifetime Plus
    Payments have
    begun, then joint
    Lifetime Plus
    Payments will
    continue at 100%
    of the amount
    that we were
    paying when both
    Covered Persons
    were alive, or
    higher if
    applicable.
(1)If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                                                  UPON THE DEATH OF A JOINT OWNER
                                (NOTE: WE DO NOT ALLOW JOINT OWNERS TO TAKE PARTIAL ANNUITIZATIONS)
 ACTION UNDER THE                         ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
  PORTION OF THE
CONTRACT THAT IS IN
 THE ACCUMULATION
       PHASE
o The         o The surviving Joint Owner becomes the sole Owner.
   surviving Joint  o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is
   Owner is the        payable.
   sole primary     o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that
   Beneficiary. If     portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the
   the Joint Owners    Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments
   were spouses        terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity
   there may also      Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For
   be contingent       more information, see section 3, The Annuity Phase - Annuity Options.
   Beneficiaries.   o If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee
   However, for tax    will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
   reasons, we do
   not allow non-
   spousal Joint
   Owners to
   appoint
   contingent
   Beneficiaries.
o We will pay
   a death benefit
   to the surviving
   Joint
   Owner.[(1)] For
   a description of
   the payout
   options
   available, see
   the "Death
   Benefit Payment
   Options"
   discussion later
   in this section.
o If the
   Contract
   includes the
   Income Protector
   and you
   selected:
   -single Lifetime
    Plus Payments
    and the Joint
    Owners were not
    spouses, the
    benefit will
    terminate even
    if the Covered
    Person is still
    alive;
   -single Lifetime
    Plus Payments
    and the Joint
    Owners were
    spouses, the
    benefit will
    terminate
    unless the
    surviving
    spouse, who is
    also the Joint
    Owner, is the
    Covered Person
    and he or she
    elects to
    continue the
    Contract;[(2)]
    or
   -joint Lifetime
    Plus Payments,
    the benefit
    will terminate
    unless the
    surviving
    spouse, who is
    also the Joint
    Owner,
    continues the
    Contract.[(2)]
(1)If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.
(2)If the surviving spouse who is also the Joint Owner and a Covered Person continues the Contract after Lifetime Plus Payments have begun, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse. For joint Lifetime Plus Payments, the annual maximum payment may increase based on the age of the surviving Covered Person and the current Contract Value.








 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                             UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
 ACTION UNDER THE PORTION OF THE                 ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
     CONTRACT THAT IS IN THE
        ACCUMULATION PHASE
o If the Contract is owned   o Annuity Payments to the Payee will continue until that portion of the Contract terminates
   by a non-individual (for           and will be paid at least as rapidly as they were being paid at the Annuitant's death. For
   example, a qualified plan or a     more information on when any portion of the Contract applied to Annuity Payments terminates,
   trust), we will treat the death    see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity
   of the Annuitant as the death      Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity
   of an Owner; we will pay the       Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
   Beneficiary[(1)] a death        o If the deceased was a sole Owner, the Beneficiary will become the Owner if the Contract
   benefit, and a new Annuitant       continues.
   cannot be named. If you         o If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if
   selected single Lifetime Plus      the Contract continues.
   Payments under the Income
   Protector, the benefit will
   terminate. If you selected
   joint Lifetime Plus Payments,
   the benefit will terminate,
   unless the deceased Annuitant's
   spouse continues the Contract.
o If the deceased Annuitant
   was not an Owner, and the
   Contract is owned only by an
   individual(s), no death benefit
   is payable. The Owner can name
   a new Annuitant subject to our
   approval.
o If the deceased Annuitant
   was a sole Owner, we will pay
   the Beneficiary[(1)] a death
   benefit.
o If the deceased Annuitant
   was a Joint Owner and there is
   a surviving Joint Owner, the
   surviving Joint Owner is the
   sole primary Beneficiary. If
   the Joint Owners were spouses,
   there may also be contingent
   Beneficiaries. However, for tax
   reasons, we do not allow non-
   spousal Joint Owners to appoint
   contingent Beneficiaries. We
   will pay a death benefit to the
   surviving Joint Owner.[(2)]
o If the Contract includes
   the Income Protector and you
   selected:
   -single Lifetime Plus Payments
    and the Contract is solely
    owned or owned by a non-
    individual, the benefit will
    terminate;
   -single Lifetime Plus Payments
    and the Contract is jointly
    owned by non-spouses, the
    benefit will terminate, even
    if the Covered Person is still
    alive;
   -single Lifetime Plus Payments
    and the Contract is jointly
    owned by spouses, the benefit
    will terminate, unless the
    surviving spouse is also the
    Covered Person and they elect
    to continue the Contract;[(3)]
    or
   -joint Lifetime Plus Payments,
    the benefit will terminate,
    unless the surviving spouse
    continues the Contract.[(3)]
o For a description of the
   payout options, see the "Death
   Benefit Payment Options"
   discussion later in this
   section.
(1)If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.
(2)If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.
(3)If the surviving spouse is a Covered Person and he or she continues the Contract after Lifetime Plus Payments have begun, then
   Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse. For joint
   Lifetime Plus Payments, the annual maximum payment may increase based on the age of the surviving Covered Person and the current
   Contract Value.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                              UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT
 (NOTE: WE DO NOT ALLOW JOINT ANNUITANTS UNDER A PARTIAL ANNUITIZATION AND WE DO NOT ALLOW JOINT ANNUITANTS DURING THE ACCUMULATION
                                     PHASE, SO THIS CAN ONLY OCCUR UNDER A FULL ANNUITIZATION)
                     ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE                       ACTION UNDER
                                                                                                                     ANY PORTION OF
                                                                                                                      THE CONTRACT
                                                                                                                       APPLIED TO
                                                                                                                         ANNUITY
                                                                                                                        PAYMENTS
o Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the  o No
   Payee will continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any       death
   remaining specified period of time. For more information, see section 3, The Annuity Phase - Annuity Options.        benefit is
                                                                                                                        payable.
                                                                                                                     o If the
                                                                                                                        deceased was
                                                                                                                        a sole
                                                                                                                        Owner, the
                                                                                                                        Beneficiary
                                                                                                                        will become
                                                                                                                        the Owner.
                                                                                                                     o If the
                                                                                                                        deceased was
                                                                                                                        a Joint
                                                                                                                        Owner, the
                                                                                                                        surviving
                                                                                                                        Joint Owner
                                                                                                                        becomes the
                                                                                                                        sole Owner.

DEATH BENEFIT PAYMENT OPTIONS
If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the deceased Owner, he or she can choose to continue the Contract in his or her own name. SPOUSES MUST QUALIFY AS SUCH UNDER FEDERAL LAW TO CONTINUE THE CONTRACT. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value, as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election of the death benefit payment option. If the surviving spouse continues the Contract, he or she may exercise all of the Owner's rights under this Contract, including naming a new Beneficiary or Beneficiaries. If the surviving spouse continues the Contract, any optional benefits will also continue with the possible exception of the Income Protector, which can only continue if the surviving spouse is also a Covered Person. For more information, please see the discussion of benefit termination in section 11.b, The Income Protector. If a lump sum payment is requested, we will pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms. We will pay interest as required by the state from the date of death when there is a delay in the payment of the death benefit.

OPTION A: Lump sum payment of the death benefit.

OPTION B: Payment of the entire death benefit within five years of the date of any Owner's death.

OPTION C: If the Beneficiary is an individual, payment of the death benefit as an Annuity Payment under an Annuity Option over the lifetime of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary. Distribution under this option must begin within one year of the date of any Owner's death. We will no longer assess the contract maintenance charge if we make fixed Annuity Payments or if the Contract Value on the Income Date is at least $100,000. We will continue to assess the full contract maintenance charge on each Beneficiary's portion proportionately if we make variable Annuity Payments.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner's death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code's distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Code.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

11.SELECTION OF OPTIONAL BENEFITS
OPTIONAL BENEFIT OVERVIEW
o BONUS OPTION. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner's 81st birthday. The bonus may be more than offset by the additional M&E charge and longer withdrawal charge schedule associated with it, and it is not included in any guaranteed values that are based on Purchase Payments. For more information, see section 11.c Other Optional Benefits - Bonus Option.
o SHORT WITHDRAWAL CHARGE OPTION. This benefit shortens the withdrawal charge period from seven to four years. It may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh years after you make a Purchase Payment. For more information, see section 11.c Other Optional Benefits - Short Withdrawal Charge Option.
o NO WITHDRAWAL CHARGE OPTION. This benefit eliminates the withdrawal charge altogether. This benefit requires a higher initial Purchase Payment and the selection of either the Investment Protector or Income Protector. It may not be appropriate if you do not intend to take a withdrawal during the first four years after you make a Purchase Payment. For more information, see section 11.c Other Optional Benefits - No Withdrawal Charge Option.
o INVESTMENT PROTECTOR. This benefit is intended to provide a level of protection for the principal you invest and to periodically lock in any anniversary investment gains that will be made available at a future point in time. Under this benefit, we restrict your ability to make additional Purchase Payments, we limit allocations to and transfers among the Investment Options, and we will rebalance your Contract Value between your selected Investment Options on a quarterly basis. For more information, see section 11.a The Investment Protector.
o INCOME PROTECTOR. This benefit is designed for those who want lifetime income (called Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time. Under this benefit, we restrict your ability to make additional Purchase Payments, we limit allocations to and transfers among the Investment Options, and we will rebalance your Contract Value between your selected Investment Options on a quarterly basis. Lifetime Plus Payments are available based on age. If you do not begin payments during the eligibility period, your benefit will terminate and you will have incurred higher Contract charges without receiving any of this benefit's advantages. For more information, see section 11.b The Income Protector.
o QUARTERLY VALUE DEATH BENEFIT, TARGET DATE BENEFITS AND LIFETIME
  BENEFITS. These benefits are no longer available. Please see Appendix E for information on the features and charges for the Target Date Benefits, see Appendix F for information on the features and charges for the Lifetime Benefits, and see Appendix G for information on the features and charges for the Quarterly Value Death Benefit.

BENEFIT SELECTION
EACH OF THE OPTIONAL BENEFITS CARRIES EITHER AN ADDITIONAL M&E CHARGE OR A RIDER CHARGE. THE BONUS OPTION ALSO HAS A LONGER WITHDRAWAL CHARGE SCHEDULE. FOR MORE INFORMATION, PLEASE SEE THE FEE TABLES AND SECTION 6, EXPENSES. SOME OR ALL OF THE OPTIONAL BENEFITS MAY NOT BE AVAILABLE TO YOU; CHECK WITH YOUR REGISTERED REPRESENTATIVE.

You can select ONLY ONE of the three following optional benefits at issue:
Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. However, if you select the No Withdrawal Charge Option you MUST also select either the Investment Protector or Income Protector at issue. Once you select one of these three optional benefits, you cannot remove it from your Contract.

You can also select either the Investment Protector or Income Protector at issue or, if available, on a subsequent Quarterly Anniversary. The Investment Protector is available once before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). The Income Protector is available once before the older Covered Person's 81st birthday.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                             PRIMARY DIFFERENCES BETWEEN THE INVESTMENT PROTECTOR AND INCOME PROTECTOR
               INVESTMENT                                               INCOME PROTECTOR
                PROTECTOR
BENEFIT'S     A level of    Lifetime income with access to both Contract Value and a death benefit.
FEATURE       protection
              for the
              principal you
              invest.
PERSON ON     The Owner.    The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.
WHOM WE BASE
THE BENEFIT
RIDER CHARGE  The current   For single Lifetime Plus Payments the current rider charge is 1.05%, the minimum rider charge is 0.50%,
FOR THE       rider charge  and the maximum rider charge is 2.50%. For joint Lifetime Plus Payments the current rider charge is
BENEFIT       is 0.90%, the 1.20%, the minimum rider charge is 0.50%, and the maximum rider charge is 2.75%. We assess the rider minimum rider charge against the Benefit Base, which is generally greater than the Target Value available under the
              charge is     Investment Protector.
              0.50%, and
              the maximum
              rider charge
              is 2.50%. We
              assess the
              rider charge
              against the
              Target Value,
              which is
              generally
              less than the
              Benefit Base
              available
              under the
              Income
              Protector.
CAN THE RIDER Yes, on each  Yes, on each Quarterly Anniversary up to the maximum. However, we cannot increase the rider charge more
CHARGE        Quarterly     than 0.50% in any twelve-month period.
INCREASE?     Anniversary
              up to the
              maximum.
              However, we
              cannot
              increase the
              rider charge
              more than
              0.35% in any
              twelve-month
              period.
RESTRICTIONS  We restrict   We restrict the amount of additional Purchase Payments we will accept each rider year without prior
ON ADDITIONAL the amount of approval to all Purchase Payments received before the first Quarterly Anniversary. However, we  will not
PURCHASE      additional    accept additional payments once Lifetime Plus Payments begin.
PAYMENTS      Purchase
              Payments we
              will accept
              each rider
              year without
              prior
              approval to
              all Purchase
              Payments
              received
              before the
              first
              Quarterly
              Anniversary.
              We also
              restrict
              additional
              payments to
              the first
              three years
              after you
              select the
              benefit.
INVESTMENT    Yes, and the  Yes, but the restrictions are set when the benefit is added to the Contract and they will not change
OPTION        restrictions  over time.
ALLOCATION    will change
AND TRANSFER  over time.
RESTRICTIONS
WAITING       MINIMUM OF    None if minimum age for exercising is met at the time you select the benefit.
PERIOD        TEN YEARS.
MANDATORY     Yes.          No. IF PAYMENTS DO NOT BEGIN DURING THE ELIGIBILITY PERIOD THE BENEFIT WILL TERMINATE.
BEGINNING
DATE
GUARANTEED    The greater   We base the initial Lifetime Plus Payment on the greater of the highest quarterly Contract Value, or a
VALUES USED   of a          quarterly simple interest increase of one-fourth of the Annual Increase Percentage applied to Purchase
TO DETERMINE  percentage of Payments for a guaranteed number of years. Each quarter after we compute the simple interest increase,
THE BENEFIT'S the highest   we automatically reset that portion of the guarantee to equal the Contract Value if that will increase
FEATURES      Contract      the guarantee.
              Anniversary
              value, or
              total
              Purchase
              Payments
              adjusted for
              withdrawals.

REPLACING THE OPTIONAL BENEFITS
Subject to certain restrictions you can remove the following optional benefits from your Contract: the Investment Protector, the Income Protector, one of previously available Target Date Benefits, or one of previously available Lifetime Benefits. If you remove one of these optional benefits from your Contract it will not be available for future selection. However, you may be able to make a ONE TIME REPLACEMENT of these benefits as follows.
o Before the Benefit Date, replace one of the previously available
  Lifetime Benefits with the Investment Protector if your Contract did not previously include a Target Date Benefit.
o Replace one of the previously available Target Date Benefits with the Income Protector if your Contract did not previously include a Lifetime Benefit.
o Replace the Investment Protector with the Income Protector if your Contract did not previously include a Lifetime Benefit.
o Replace the Income Protector with the Investment Protector if your Contract did not previously include a Target Date Benefit.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

YOU CANNOT REPLACE ANY OF THE PREVIOUSLY AVAILABLE LIFETIME BENEFITS ONCE LIFETIME PLUS PAYMENTS HAVE BEGUN. THESE ARE THE ONLY REPLACEMENTS WE ALLOW FOR THE OPTIONAL BENEFITS. Replacements include both the simultaneous removal and addition of benefits on one anniversary, as well as removing one benefit on an anniversary and adding another benefit on a future anniversary. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefit. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of the additional required benefit (the Investment Protector or Income Protector) must happen simultaneously.


11.a THE INVESTMENT PROTECTOR
Your Contract Value will increase and decrease depending on the performance of the underlying Investment Options you selected. Depending on market conditions, you can gain or lose value in the Investment Options, including your principal investment. During the Accumulation Phase, the Investment Protector provides a level of protection for the principal you invest and periodically locks in any anniversary investment gains that will be made available at a future point that you select, called the Target Value Date.

You can select the Investment Protector subject to certain age restrictions and you can also remove it from your Contract. If you select the Investment Protector, you will be subject to a rider charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. The rider charge is discussed in the Fee Tables and section 6, Expenses - Rider Charges.

Under the Investment Protector, we restrict your ability to make additional Purchase Payments, we limit how you may allocate and transfer Contract Value among the Investment Options, and we will rebalance your Contract Value between your selected Investment Options on a quarterly basis. We may also transfer Contract Value between your selected Investment Options over time based on the length of time until the benefit's guarantee takes effect and the performance of your selected Investment Options.

YOU HAVE NO PROTECTION UNDER THE INVESTMENT PROTECTOR UNLESS YOU HOLD THE CONTRACT UNTIL THE INITIAL TARGET VALUE DATE, WHICH IS A MINIMUM OF TEN YEARS AFTER YOU ADD THIS BENEFIT TO YOUR CONTRACT. IF YOU THINK THAT YOU MAY DO ANY OF THE FOLLOWING BEFORE THE INITIAL TARGET VALUE DATE, YOU SHOULD CONSIDER WHETHER SELECTING THE INVESTMENT PROTECTOR IS IN YOUR BEST INTEREST: REMOVE THE INVESTMENT PROTECTOR FROM YOUR CONTRACT, TERMINATE THE CONTRACT, OR TAKE A FULL ANNUITIZATION.

ADDING THE INVESTMENT PROTECTOR TO YOUR CONTRACT
You can select the Investment Protector at issue or on any subsequent Quarterly Anniversary if it is available one time before the older Owner's 81st birthday (or before the Annuitant's 81st birthday if the Contract is owned by a non-individual). IF YOUR TOTAL PURCHASE PAYMENTS ARE $1 MILLION OR MORE, YOUR ABILITY TO ADD THE INVESTMENT PROTECTOR TO YOUR CONTRACT IS SUBJECT TO OUR REVIEW AND APPROVAL. YOU CANNOT SELECT THE INVESTMENT PROTECTOR AFTER THE OLDER OWNER REACHES AGE 81 (OR AFTER THE ANNUITANT REACHES AGE 81 IF THE CONTRACT IS OWNED BY A NON-INDIVIDUAL). YOU ALSO CANNOT SELECT THE INVESTMENT PROTECTOR IF YOUR CONTRACT INCLUDES (OR PREVIOUSLY INCLUDED) A TARGET DATE BENEFIT. However, if you have (or had) one of the previously available Lifetime Benefits or the Income Protector, you can replace that benefit with the Investment Protector if you meet the age restrictions stated here and the replacement restrictions set out in section 11, Selection of Optional Benefits. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of these benefits must happen simultaneously.

You can select the Investment Protector after the Issue Date by completing the appropriate form. We will process your request to add this benefit to your Contract on the Quarterly Anniversary that occurs after we receive your request in Good Order at our Service Center, and the rider effective date will be that Quarterly Anniversary. We must receive this form within 30 days before a Quarterly Anniversary in order to add the benefit on that anniversary; otherwise we will add the benefit on the next Quarterly Anniversary. If the Quarterly Anniversary does not occur on a Business Day, we will process your request to add this benefit on the next Business Day. Your Contract Value on the rider effective date must be at least $10,000 (or $25,000 if you also selected the No Withdrawal Charge Option). On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We will not process your request to add this benefit to your Contract until the allocation of your Contract Value complies with these restrictions. On the rider effective date, we will increase your Contract's annual expenses to include the rider charge.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

UNDER THE INVESTMENT PROTECTOR, WE RESTRICT YOUR ABILITY TO MAKE ADDITIONAL PURCHASE PAYMENTS AND YOU CANNOT MAKE ANY ADDITIONAL PAYMENTS ON OR AFTER THE THIRD RIDER ANNIVERSARY. For more information, see section 2, Purchase - Purchase Payments. These payment restrictions also limit your ability to participate in the automatic investment plan. In addition, the flexible rebalancing program is not available to you while your Contract includes the Investment Protector. However, if you remove the Investment Protector from your Contract, the restrictions associated with this benefit will no longer apply on or after the rider termination date.

REMOVING THE INVESTMENT PROTECTOR FROM YOUR CONTRACT
Once you select the Investment Protector, you can also remove it from your Contract while your Contract Value is positive. If you remove this benefit from your Contract, it will not be available for future selection. If your Contract includes the No Withdrawal Charge Option, you can only remove the Investment Protector from your Contract if we increase the rider charge on a Quarterly Anniversary, or if you can simultaneously replace it with the Income Protector as discussed in section 11, Selection of Optional Benefits.

You can remove the Investment Protector from your Contract by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the rider charge increase in order to remove the benefit before the rider charge increase will take effect. If you are removing this benefit for any other reason, we must receive this form within 30 days before a Quarterly Anniversary in order to remove the benefit on that anniversary; otherwise we will remove the benefit on the next Quarterly Anniversary. We will process your request on the Quarterly Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. The rider termination date will be the Quarterly Anniversary that we remove this benefit from your Contract. If the Quarterly Anniversary does not occur on a Business Day, we will process your request to remove this benefit on the next Business Day. If you remove the Investment Protector from your Contract, then beginning on the rider termination date:
o we will deduct the final rider charge,
o the Investment Protector will not be available to you in the future,
o the restrictions on additional Purchase Payments associated with this benefit will no longer apply,
o the limitations on how you may allocate and transfer Contract Value among the Investment Options associated with this benefit will no longer apply, and
o the flexible rebalancing program will again be available to you.

THE TARGET VALUE DATES
The Investment Protector guarantees that on each Target Value Date until the benefit terminates, your Contract Value will at least equal the Target Value (described next in this section).

You select the initial Target Value Date when you add the Investment Protector to your Contract. THE EARLIEST INITIAL TARGET VALUE DATE YOU CAN SELECT IS THE TENTH RIDER ANNIVERSARY, AND THE LATEST INITIAL DATE IS THE RIDER ANNIVERSARY THAT OCCURS BEFORE THE OLDER OWNER'S 91ST BIRTHDAY (OR THE ANNUITANT'S 91ST BIRTHDAY IF THE CONTRACT IS OWNED BY A NON-INDIVIDUAL). Additional Target Value Dates will occur on every fifth rider anniversary while the Investment Protector is in effect.

For example, assume we issue you a Contract on September 1, 2009 when you are age 70 and you are the only Owner. You add the Investment Protector to your Contract on the next Quarterly Anniversary (December 1, 2009) and you are still age 70. The earliest available initial Target Value Date you could select would be December 1, 2019 and the latest available initial Target Value Date would be December 1, 2029. If you select the earliest initial date (December 1, 2019), subsequent Target Value Dates would occur on December 1st in 2024, 2029, 2034 and so on.

On any rider anniversary before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual) and before the initial Target Value Date, you can reset the initial Target Value Date as long as the Contract Value at the end of the previous Business Day is at least equal to the Target Value at the end of the previous Business Day. The new initial Target Value Date must be on a rider anniversary that is at least ten rider years after we process your request for the reset. The age restrictions for the latest initial Target Value Date will apply to any reset (before the older Owner's 91st birthday, or the Annuitant's 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a rider anniversary by completing the appropriate form. We will process your reset request as of the immediately preceding rider anniversary (the reset anniversary) once we receive your request in Good Order at our Service Center.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day. If you reset the initial Target Value Date, when we process your reset request we will also set your Target Value equal to the Contract Value at the end of the Business Day before the reset anniversary. Resets of the initial Target Value Date may change the maximum amount you can allocate to your selected Investment Options, but a reset will not automatically change your allocations. To change your allocations on a reset, you must also change your allocation instructions for future Purchase Payments and they must comply with the current maximum allowable allocations.

At the end of the Business Day before each Target Value Date, if your Contract Value is less than the Target Value, we will credit your Contract Value with the difference. If the Target Value Date does not fall on a Business Day, we will apply any associated credit to your Contract Value on the next Business Day. Once we apply a credit to your Contract Value under the Investment Protector, the credit becomes part of your Contract Value and is available for immediate withdrawal (subject to any applicable withdrawal charge and penalty tax). We will allocate this credit to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit. The credit will immediately begin to participate in the investment performance of those Investment Options. We will apply the credit to your Contract after we do any quarterly rebalancing of the Contract Value among your selected Investment Options. For tax purposes, the credit will be treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if you then withdraw the entire Contract Value. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal (see section 6, Expenses - Withdrawal Charge).

NOTE: THE INVESTMENT PROTECTOR DOES NOT PROVIDE ANY GUARANTEE TO YOUR CONTRACT VALUE BEFORE THE INITIAL TARGET VALUE DATE NOR DOES IT PROVIDE PROTECTION BETWEEN ANY SUBSEQUENT TARGET VALUE DATES.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO (see section 3, The Annuity Phase). Upon such a Full Annuitization, you will no longer have a Contract Value and, therefore, you will no longer receive any Contract Value credits under the Investment Protector.

CALCULATING THE TARGET VALUE
The Investment Protector provides a future Contract Value guarantee based on the Target Value, which is the greater of a percentage of the highest Contract Value from any rider anniversary, or total Purchase Payments adjusted for withdrawals. We also assess the rider charge for the Investment Protector against the Target Value.

If the rider effective date is the Issue Date, on each Business Day the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current Guarantee Percentage, or b) all Purchase Payments received, reduced proportionately by the percentage of Contract Value* applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken.

If the rider effective date occurs after the Issue Date, on each Business Day the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current Guarantee Percentage, or b) the Contract Value on the rider effective date, plus all Purchase Payments received on or after the rider effective date, and reduced proportionately by the percentage of Contract Value* applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken on or after the rider effective date.


* We determine the percentage of Contract Value at the end of each Business Day we process an annuitization or withdrawal.

We set the Guarantee Percentage for your Contract on the rider effective date and once the Guarantee Percentage is set we cannot change it. THE CURRENT GUARANTEE PERCENTAGE FOR THE INVESTMENT PROTECTOR (05.10) IS 100%. If you add the Investment Protector to your Contract in the future, you will be subject to the current Guarantee Percentage that is applicable at that time. THE MINIMUM GUARANTEE PERCENTAGE WE INTEND TO OFFER IN THE FUTURE IS 80%.

If the rider effective date is the Issue Date, the Rider Anniversary Value on the Issue Date is equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, the Rider Anniversary Value on the rider effective date is equal to the Contract Value at the end of the previous Business Day.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

At the end of each Business Day, we increase the Rider Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce it proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals do not include amounts withdrawn for transfer fees or the contract maintenance or rider charges.

On each rider anniversary, the Rider Anniversary Value is equal to the greater of its value at the end of the previous Business Day, or the Contract Value at the end of the previous Business Day.

WHILE YOUR CONTRACT INCLUDES THE INVESTMENT PROTECTOR, ANY WITHDRAWALS AND/OR PARTIAL ANNUITIZATIONS MAY REDUCE THE RIDER ANNIVERSARY VALUE AND TARGET VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Rider Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Rider Anniversary Value. Likewise, if at the time of withdrawal and/or annuitization the Contract Value is less than the Target Value, we will deduct more than the amount withdrawn and/or annuitized from the Target Value.

NOTE: THE TARGET VALUE UNDER THE INVESTMENT PROTECTOR DOES NOT LOCK IN ANY CONTRACT VALUE GAINS THAT OCCUR BETWEEN RIDER ANNIVERSARIES.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: THE BONUS IS COMPLETELY EXCLUDED FROM THE PARTS OF THIS VALUE THAT ARE BASED ON PURCHASE PAYMENTS.

EXAMPLES OF THE TARGET VALUE CALCULATIONS
This example shows how we calculate the Target Value under the Investment Protector assuming hypothetically that your Guarantee Percentage is 90%. If your Guarantee Percentage is greater than 90%, your Target Value may be greater than what is shown here. Likewise, if your Guarantee Percentage is less than 90%, your Target Value may be less than what is shown here.

o You purchase a Contract with the Investment Protector and make an initial Purchase Payment of $100,000. Because you selected the Investment Protector at issue, each rider anniversary will occur on a Contract Anniversary. You select the earliest possible initial Target Value Date, which is the 10th rider anniversary. You make no additional Purchase Payments or request any transfers that are subject to a transfer fee. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance or rider charges. At any given time the amount available for withdrawal is the current Contract Value, not the Rider Anniversary Value. The Rider Anniversary Value is used only to calculate the Target Value. For example, the amount available for withdrawal on the 14th rider anniversary is the Contract Value of $120,000, and not the $137,000 of Rider Anniversary Value or the $123,300 of Target Value.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                                      CONTRACT VALUE RIDER ANNIVERSARY VALUE TARGET VALUE
Rider effective date                     $100,000           $100,000           $100,000
1st Rider Anniversary                    $108,000           $108,000           $100,000
2nd Rider Anniversary                    $110,000           $110,000           $100,000
3rd Rider Anniversary                    $102,000           $110,000           $100,000
4th Rider Anniversary                    $104,000           $110,000           $100,000
5th Rider Anniversary                    $109,000           $110,000           $100,000
6th Rider Anniversary                    $115,000           $115,000           $103,500
7th Rider Anniversary                    $131,000           $131,000           $117,900
8th Rider Anniversary                    $121,000           $131,000           $117,900
9th Rider Anniversary                    $129,000           $131,000           $117,900
10th Rider Anniversary                   $110,000           $131,000           $117,900
BEFORE A CREDIT
10th Rider Anniversary AFTER A CREDIT    $117,900           $131,000           $117,900
11th Rider Anniversary                   $137,000           $137,000           $123,300
12th Rider Anniversary                   $130,000           $137,000           $123,300
13th Rider Anniversary                   $135,000           $137,000           $123,300
14th Rider Anniversary                   $120,000           $137,000           $123,300
15th Rider Anniversary                   $114,000           $137,000           $123,300
BEFORE A CREDIT
15th Rider Anniversary AFTER A CREDIT    $123,300           $137,000           $123,300

o On the rider effective date, the Rider Anniversary Value is equal to the Purchase Payment received on the Issue Date ($100,000). The Target Value is the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($100,000 x 90% = $90,000); or total Purchase Payments ($100,000), so the Target Value is $100,000.
o On the first rider anniversary the Contract Value increased to $108,000, which is greater than the previous Rider Anniversary Value ($100,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($108,000 x 90% = $97,200), or total Purchase Payments ($100,000), so the Target Value remains $100,000.
o On the second rider anniversary the Contract Value increased to $110,000, which is greater than the previous Rider Anniversary Value ($108,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($110,000 x 90% = $99,000), or total Purchase Payments ($100,000), so the Target Value remains $100,000.
o On the third, fourth, and fifth rider anniversaries, the Contract Value is less than the Rider Anniversary Value ($110,000), so the Rider Anniversary Value and Target Value do not change.
o On the sixth rider anniversary the Contract Value increased to $115,000, which is greater than the previous Rider Anniversary Value ($110,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($115,000 x 90% = $103,500), or total Purchase Payments ($100,000), so the Target Value increases to $103,500.
o On the seventh rider anniversary the Contract Value increased to $131,000, which is greater than the previous Rider Anniversary Value ($115,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($131,000 x 90% = $117,900), or total Purchase Payments ($100,000), so the Target Value increases to $117,900.
o On the eighth, ninth, and tenth rider anniversaries, the Contract Value is less than the Rider Anniversary Value ($131,000), so the Rider Anniversary Value and Target Value do not change. However, the tenth rider anniversary is also the initial Target Value Date. Because the Contract Value on the initial Target Value Date is less than the Target Value, we credit your Contract with $7,900 to make the Contract Value equal to the Target Value.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o On the eleventh rider anniversary the Contract Value increased to $137,000, which is greater than the previous Rider Anniversary Value ($131,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($137,000 x 90% = $123,300), or total Purchase Payments ($100,000), so the Target Value increases to $123,300.
o On the twelfth, thirteenth, fourteenth, and fifteenth rider anniversaries, the Contract Value is less than the Rider Anniversary Value ($137,000), so the Rider Anniversary Value and Target Value do not change. However, the fifteenth rider anniversary is also the next Target Value Date. Because the Contract Value on the Target Value Date is less than the Target Value, we credit your Contract with $9,300 to make the Contract Value equal to the Target Value.

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE TARGET VALUE
o Assume that in the previous example you take a partial withdrawal of $9,000 (including the withdrawal charge) in the second month of the second rider year when the Contract Value on the day of (but before) the partial withdrawal is $109,000.

  We adjust the Rider Anniversary Value for the partial withdrawal as follows:
     The Rider Anniversary Value as of the first rider
       anniversary$108,000..................................................
     Reduced proportionately by the percentage of Contract Value
withdrawn ($9,000 / $109,000) =  0.08257 x $108,000 = ............-    8,918
  The Rider Anniversary Value after the partial withdrawal.........$  99,082

  We adjust the total Purchase Payments for the partial withdrawal as follows:
     Total Purchase Payments........................................$100,000
     Reduced proportionately by the percentage of Contract Value
withdrawn ($9,000 / $109,000) =  0.08257 x $100,000 = ............-    8,257
  Total Purchase Payments adjusted for the partial withdrawal......$  91,743

  The Target Value after the partial withdrawal is the greater of:
     90% of the Rider Anniversary Value, which is 0.90 x $99,082 =...$89,174
     Total Purchase Payments adjusted for the partial withdrawal.....$91,743
  The Target Value after the partial withdrawal....................$  91,743

o This Rider Anniversary Value and Target Value will remain in effect at these values until at least the next rider anniversary unless you make another Purchase Payment or take another partial withdrawal.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING THESE RESTRICTIONS APPLY ONLY TO CONTRACTS WITH THE INVESTMENT PROTECTOR WHILE THE BENEFIT IS IN EFFECT. WHEN YOU SELECT THE INVESTMENT PROTECTOR, YOU CONSENT TO ALLOW US TO REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under the Investment Protector, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than what you would have had without the benefit.

If you select the Investment Protector, we will restrict your selection of certain Investment Options. We set these restrictions on the rider effective date and once we set them we cannot change them. We also cannot move Investment Options between the groups after the rider effective date. However, we may add or remove Investment Options to or from your Contract after the rider effective date. If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. WHEN AN INVESTMENT OPTION IS CLOSED OR SUBSTITUTED WITHIN AN INVESTMENT OPTION GROUP, WE WILL SEND WRITTEN NOTICE REGARDING THE CLOSING OR SUBSTITUTION 30 DAYS BEFORE THE EFFECTIVE DATE.

The Investment Option groups listed here apply to Contracts with the Investment Protector (08.09) and (05.10). If you add the Investment Protector to your Contract in the future, you will be subject to Investment Option restrictions that are applicable at that time. In the future, we could offer only one Investment Option Group and as few as five total Investment Options.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

           TABLE 1: INVESTMENT OPTION GROUPS FOR THE INVESTMENT PROTECTOR (08.09) AND (05.10)
                                       GROUP A INVESTMENT OPTIONS
AZL Columbia Small Cap Value Fund                  AZL Turner Quantitative Small Cap Growth Fund
AZL Franklin Small Cap Value Fund                  AZL Van Kampen Global Real Estate Fund
AZL Fusion Growth Fund                             Davis VA Financial Portfolio
AZL OCC Opportunity Fund                           Franklin Income Securities Fund
AZL Schroder Emerging Markets Equity Fund          Franklin Templeton VIP Founding Funds Allocation Fund
AZL Small Cap Stock Index Fund                     PIMCO VIT CommodityRealReturn Strategy Portfolio
                                       GROUP B INVESTMENT OPTIONS
AZL BlackRock Capital Appreciation Fund            AZL MFS Investors Trust Fund
AZL Columbia Mid Cap Value Fund                    AZL OCC Growth Fund
AZL Davis NY Venture Fund                          AZL Van Kampen Growth and Income Fund
AZL Dreyfus Equity Growth Fund                     AZL Van Kampen International Equity Fund
AZL Eaton Vance Large Cap Value Fund               AZL Van Kampen Mid Cap Growth Fund
AZL S&P 500 Index Fund                             Mutual Global Discovery Securities Fund
AZL International Index Fund                       Mutual Shares Securities Fund
AZL Invesco International Equity Fund              Templeton Growth Securities Fund
AZL JPMorgan U.S. Equity Fund
            GROUP X INVESTMENT OPTIONS                          GROUP Y INVESTMENT OPTIONS
AZL Franklin Templeton Founding Strategy Plus Fund AZL Balanced Index Strategy Fund
AZL Fusion Balanced Fund                           AZL Fusion Conservative Fund
AZL Fusion Moderate Fund                           AZL Money Market Fund
AZL Growth Index Strategy Fund                     Franklin High Income Securities Fund
AZL Van Kampen Equity and Income Fund              Franklin U.S. Government Fund
BlackRock Global Allocation V.I. Fund              Franklin Zero Coupon Fund 2010
PIMCO VIT All Asset Portfolio                      PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Multi-Asset Portfolio             PIMCO VIT Global Bond Portfolio (Unhedged)
                                                   PIMCO VIT High Yield Portfolio
                                                   PIMCO VIT Real Return Portfolio
                                                   PIMCO VIT Total Return Portfolio
                                                   Templeton Global Bond Securities Fund







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

Under the Investment Protector, the maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows.

                                                         TABLE 2
                                        MAXIMUM PERCENTAGE OF CONTRACT VALUE ALLOWED IN THE COMBINED INVESTMENT OPTION
                                       GROUPS A, B AND XBASED ON THE NUMBER OF RIDER YEARS* TO THE INITIAL TARGET VALUE
                                           DATE AND THE COMPARISON OF CONTRACT VALUE (CV) TO THE TARGET VALUE (TV)
   NUMBER OF RIDER YEARS* TO THE     CV =  CV = CV = CV = CV = CV = CV = CV = CV = CV = CV = CV = CV = CV = CV = CV = CV
     INITIAL TARGET VALUE DATE       94%+  88%  82%  76%  70%  64%  58%  52%  46%  40%  34%  28%  22%  16%  10%   4%   <
                                     of TV to < to < to < to < to < to < to < to < to < to < to < to < to < to < to < 4%
                                           94%  88%  82%  76%  70%  64%  58%  52%  46%  40%  34%  28%  22%  16%  10%  of
                                            of   of   of   of   of   of   of   of   of   of   of   of   of   of   of  TV
                                            TV   TV   TV   TV   TV   TV   TV   TV   TV   TV   TV   TV   TV   TV   TV
                33+                   95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%
                 32                   95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  90%
                 31                   95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  90%  85%
                 30                   95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  90%  85%  80%
                 29                   95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  90%  85%  80%  75%
                 28                   95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  90%  85%  80%  75%  70%
                 27                   95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  90%  85%  80%  75%  70%  65%
                 26                   95%  95%  95%  95%  95%  95%  95%  95%  95%  95%  90%  85%  80%  75%  70%  65%  60%
                 25                   95%  95%  95%  95%  95%  95%  95%  95%  95%  90%  85%  80%  75%  70%  65%  60%  55%
                 24                   95%  95%  95%  95%  95%  95%  95%  95%  90%  85%  80%  75%  70%  65%  60%  55%  50%
                 23                   95%  95%  95%  95%  95%  95%  95%  90%  85%  80%  75%  70%  65%  60%  55%  50%  45%
                 22                   95%  95%  95%  95%  95%  95%  90%  85%  80%  75%  70%  65%  60%  55%  50%  45%  40%
                 21                   95%  95%  95%  95%  95%  90%  85%  80%  75%  70%  65%  60%  55%  50%  45%  40%  35%
                 20                   95%  95%  95%  95%  90%  85%  80%  75%  70%  65%  60%  55%  50%  45%  40%  35%  30%
                 19                   95%  95%  95%  90%  85%  80%  75%  70%  65%  60%  55%  50%  45%  40%  35%  30%  25%
                 18                   95%  95%  90%  85%  80%  75%  70%  65%  60%  55%  50%  45%  40%  35%  30%  25%  20%
                 17                   95%  90%  85%  80%  75%  70%  65%  60%  55%  50%  45%  40%  35%  30%  25%  20%  15%
                 16                   90%  85%  80%  75%  70%  65%  60%  55%  50%  45%  40%  35%  30%  25%  20%  15%  10%
                 15                   85%  80%  75%  70%  65%  60%  55%  50%  45%  40%  35%  30%  25%  20%  15%  10%  10%
                 14                   80%  75%  70%  65%  60%  55%  50%  45%  40%  35%  30%  25%  20%  15%  10%  10%  10%
                 13                   75%  70%  65%  60%  55%  50%  45%  40%  35%  30%  25%  20%  15%  10%  10%  10%  10%
                 12                   70%  65%  60%  55%  50%  45%  40%  35%  30%  25%  20%  15%  10%  10%  10%  10%  10%
                 11                   65%  60%  55%  50%  45%  40%  35%  30%  25%  20%  15%  10%  10%  10%  10%  10%  10%
                 10                   60%  55%  50%  45%  40%  35%  30%  25%  20%  15%  10%  10%  10%  10%  10%  10%  10%
                 9                    55%  50%  45%  40%  35%  30%  25%  20%  15%  10%  10%  10%  10%  10%  10%  10%  10%
                 8                    50%  45%  40%  35%  30%  25%  20%  15%  10%  10%  10%  10%  10%  10%  10%  10%  10%
                 7                    45%  40%  35%  30%  25%  20%  15%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%
                 6                    40%  35%  30%  25%  20%  15%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%
                 5                    35%  30%  25%  20%  15%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%
                 4                    30%  25%  20%  15%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%
                 3                    25%  20%  15%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%
                 2                    20%  15%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%
                 1                    15%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%
INITIAL TARGET VALUE DATE AND BEYOND  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%  10%

* We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete rider years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight rider years from the initial Target Value Date.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

The maximum allocation of Contract Value allowed for Investment Option Group A and the minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allocation allowed for the combined Groups A, B and X as follows.

                                                              TABLE 3
   WHEN THE MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE     THEN THE MAXIMUM % OF CONTRACT VALUE AND THE MINIMUM % OF CONTRACT VALUE
          COMBINEDGROUPS A, B AND X IS.              ALLOWED IN GROUP A IS.       REQUIRED IN GROUP Y IS.
                           95%                                             30%                                   5%
                           90%                                             30%                                  10%
                           85%                                             25%                                  15%
                           80%                                             25%                                  20%
                           75%                                             20%                                  25%
                           70%                                             20%                                  30%
                           65%                                             15%                                  35%
                           60%                                             15%                                  40%
                           55%                                             10%                                  45%
                           50%                                             10%                                  50%
                           45%                                              5%                                  55%
                           40%                                              5%                                  60%
                           35%                                              5%                                  65%
                           30%                                              5%                                  70%
                           25%                                              5%                                  75%
                           20%                                              5%                                  80%
                           15%                                              5%                                  85%
                           10%                                              5%                                  90%

If you add the Investment Protector to your Contract after the Issue Date, you must reallocate your Contract Value to comply with these maximum allowable group allocations before we add the benefit to your Contract. We only allow you to make transfers to and from the Investment Options as long as you do not exceed the current maximum allowable group allocations. However, transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the current maximum allowable group allocations or we will reject your change. We allocate any additional Purchase Payments according to your allocation instructions for future Purchase Payments if they comply with the current maximum allowable group allocations. However, if they do not comply, we instead allocate any additional payments according to the current required allocations for each Investment Option discussed later in this section.


We automatically rebalance your Contract Value in each of your Investment Options on each Quarterly Anniversary until the rider termination date. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. The rebalancing transfers occur at the end of the Business Day immediately before the Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. However, if you are participating in the DCA program, quarterly rebalancing transfers will not move Contract Value into or out of the DCA Money Market Account. If you allocate 5% or less of your Contract Value to the Investment Options in Group A; and 10% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

At the end of the Business Day before each Quarterly Anniversary, we determine the allocation of Contract Value to your selected Investment Options as follows. First, we establish the maximum allowable allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your allocation instructions for future payments, adjusted downward if necessary, to match the new maximum allowable group allocation.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

Lastly, we will rebalance the Contract Value in your selected Investment Options according to the new required group allocations.

THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN THE INVESTMENT PROTECTOR TERMINATES.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

COMBINED GROUPS A, B AND X. The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary after the rider effective date or reset anniversary is the lesser of: a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary (or the rider effective date or reset anniversary if this is the first Quarterly Anniversary after one of those dates); or b) the new maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this section). Table 2 compares the length of time until the initial Target Value Date and it compares the Contract Value to the Target Value using the values from the end of the previous Business Day.


GROUPS A AND Y. We then use Table 3 (which appears earlier in this section) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.


COMBINED GROUPS B AND X. Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.


We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.


NOTE: UNLESS THE MAXIMUM ALLOWABLE ALLOCATION FOR THE COMBINED GROUPS A, B, AND X CHANGES, THE MAXIMUM ALLOWABLE ALLOCATION FOR GROUP A AND THE MINIMUM REQUIRED ALLOCATION FOR GROUP Y WILL NOT CHANGE.

DETERMINING THE REQUIRED GROUP ALLOCATION

On the rider effective date, the required allocations for Group A; the combined Groups B and X; and Group Y are your allocation instructions for future Purchase Payments. On each subsequent Quarterly Anniversary, we determine the new required group allocations as follows.


YOUR ALLOCATION INSTRUCTIONS FOR FUTURE PAYMENTS COMPLY WITH THE NEW MAXIMUM ALLOWABLE AND NEW MINIMUM REQUIRED GROUP ALLOCATIONS. Then the required allocations for the Investment Option groups will be equal to your allocation instructions for future payments.


YOUR FUTURE ALLOCATION INSTRUCTIONS FOR GROUP A INVESTMENT OPTIONS COMPLY WITH THE NEW MAXIMUM ALLOWABLE ALLOCATION, BUT YOUR FUTURE ALLOCATION INSTRUCTIONS FOR THE COMBINED GROUPS B AND X INVESTMENT OPTIONS EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION. The required allocation of Contract Value for Group A Investment Options will be equal to your allocation instructions for future payments, and we will decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take the excess allocation from the combined Groups B and X (your future allocation instructions for Group B and X Investment Options minus the new maximum allowable allocation) and apply it to your future selected Investment Options in Group Y.

YOUR FUTURE ALLOCATION INSTRUCTIONS FOR GROUP A INVESTMENT OPTIONS EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION AND THERE MAY BE A CHANGE IN THE REQUIRED ALLOCATION FOR THE COMBINED GROUPS B AND X. Then we will decrease the required allocation for Group A to equal the new maximum allowable allocation and take the excess allocation from Group A (your future allocation instructions for Group A Investment Options minus the new maximum allowable allocation) and rebalance it as follows.
  a) If your future allocation instructions for the combined Groups B and X are less than the new maximum allowable allocation for these groups, the new required allocation will be equal to your future allocation instructions for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We will then apply any remaining excess allocation from Group A to your future selected Investment Options in Group Y.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

  b) If your future allocation instructions for the combined Groups B and X are greater than or equal to the new maximum allowable allocation for these groups, then we will decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take any excess allocation from the combined Groups B and X (your future allocation instructions for Group B and X Investment Options minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to your future selected Investment Options in Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for combined Groups B and X. We will then rebalance the Contract Value in your future selected Investment Options according to the required allocations for each Investment Option group.

DETERMINING THE REQUIRED ALLOCATION FOR EACH INVESTMENT OPTION
Within the Investment Option groups, the rebalancing calculation formula for each Investment Option on each Quarterly Anniversary is:
  a x (b / c)
  where:
     a =The new required group allocation for the current Quarterly Anniversary. b =The required allocation for each Investment Option at the end of the previous Business Day.
     c =The required group allocation at the end of the previous Business Day.

Because the allocation to each Investment Option must be a whole percentage, we will round your required allocation to the nearest whole percentage. The current required allocations will then become your allocation instructions for future Purchase Payments.

Transfers of Contract Value between Investment Options will not change the current required allocation for each Investment Option or the allocation instructions for future Purchase Payments. In order to change the current required allocation when you make a transfer, you must also change your allocation instructions for future Purchase Payments (see section 2, Purchase - Allocation of Purchase Payments). Any change you make to your allocation instructions for future Purchase Payments must comply with the current maximum allowable allocations. These allocation instructions will remain in place until the earlier of the next Quarterly Anniversary that this quarterly rebalancing changes your required allocation and allocation instructions for future payments, or the Business Day we process any new allocation instructions for future Purchase Payments.


NOTE:

o IT IS POSSIBLE THAT WE MAY MOVE ALL OF YOUR CONTRACT VALUE OUT OF ONE OR
  MORE OF YOUR SELECTED INVESTMENT OPTIONS.
o WE WILL SEND YOU A TRANSACTION CONFIRMATION OF ANY CHANGE TO YOUR
  SELECTED ALLOCATION IN THE INVESTMENT OPTION GROUPS. IN ORDER TO CHANGE YOUR FUTURE ALLOCATIONS AFTER THIS NOTIFICATION, YOU MUST CHANGE YOUR ALLOCATION INSTRUCTIONS FOR FUTURE PAYMENTS AND THEY MUST COMPLY WITH THE CURRENT MAXIMUM ALLOWABLE GROUP ALLOCATIONS.
o UNLESS YOU RESET THE INITIAL TARGET VALUE DATE, THE MAXIMUM AMOUNT WE
  WILL ALLOW IN GROUP A, AND IN THE COMBINED GROUPS A, B AND X WILL NEVER INCREASE, REGARDLESS OF CONTRACT VALUE PERFORMANCE.
o IF YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWED AMOUNT TO THE COMBINED
  GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER REALLOCATIONS OF YOUR CONTRACT VALUE BETWEEN THESE GROUPS.
o YOU CANNOT ALLOCATE MORE THAN 30% OF YOUR CONTRACT VALUE TO GROUP A, OR
  MORE THAN 95% OF YOUR CONTRACT VALUE TO COMBINED GROUPS A, B AND X.
o WE CANNOT REQUIRE YOU TO HAVE LESS THAN 5% OF YOUR CONTRACT VALUE IN
  GROUP A, OR LESS THAN 10% OF YOUR CONTRACT VALUE IN THE COMBINED GROUPS A, B AND X.
o INVESTMENT OPTION GROUP Y HAS NO MAXIMUM LIMIT ON CONTRACT VALUE
  ALLOCATION.
o THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN
  DECREASE AS THE NUMBER OF RIDER YEARS UNTIL THE INITIAL TARGET VALUE DATE DECREASES AND AS THE PERCENTAGE OF CONTRACT VALUE COMPARED TO TARGET VALUE DECREASES. HOWEVER, WE CANNOT REDUCE THE MAXIMUM WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

EXAMPLES OF QUARTERLY REBALANCING
This example shows how we apply quarterly rebalancing under the Investment Protector. We demonstrate significant losses in your Contract Value in order to illustrate the most possible changes over a short period of time. This may not be an accurate reflection of your actual performance.

o You purchase a Contract with the Investment Protector and make an initial Purchase Payment of $100,000. Because you selected the Investment Protector at issue, each rider anniversary occurs on a Contract Anniversary. You select the seventeenth rider anniversary as your initial Target Value Date. You make no additional Purchase Payments, withdrawals, or transfers and you do not change your allocation instructions after the Issue Date so your allocation instructions for future payments are your initial allocation instructions. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance or rider charges.
o On the rider effective date, you have seventeen complete rider years until the initial Target Value Date, and the initial Target Value and Rider Anniversary Value are equal to your initial Purchase Payment of $100,000. On the rider effective date, the maximum allowable allocation of Contract Value to the Investment Options in Group A is 30%, and to the combined Groups A, B, and X is 95%. The minimum required allocation for Group Y is 5% of Contract Value. You choose to allocate 75% of your Contract Value to the combined Groups A, B and X (with 25% to Group A, and 50% to the combined Groups B and
  X) and 25% of your Contract Value to Group Y. You allocate your Contract Value to the Investment Options as follows.

                    INVESTMENT OPTION GROUP CONTRACT VALUE ALLOCATED TO EACH INVESTMENT OPTION
Investment Option 1            A                                   15%
Investment Option 2            A                                   10%
Investment Option 3            B                                   20%
Investment Option 4            B                                   15%
Investment Option 5            X                                   15%
Investment Option 6            Y                                   25%

o During the first two rider years you experience the following performance. Because the Contract Value was not greater than $100,000 on the first rider anniversary (fourth Quarterly Anniversary), the Rider Anniversary Value was not increased, so the Target Value remained at $100,000 throughout this example.

QUARTERLY     CONTRACT      TARGET    CONTRACT   YEARS   MAXIMUM ALLOWED NEW MAXIMUM NEW MAXIMUM  REQUIRED    REQUIRED    REQUIRED
ANNIVERSARY     VALUE        VALUE    VALUE AS   UNTIL         IN         ALLOWABLE   ALLOWABLE  ALLOCATION  ALLOCATION  ALLOCATION
                                       A % OF   INITIAL  COMBINEDGROUPS  ALLOCATION  ALLOCATION  FOR GROUP A     FOR     FOR GROUP Y
                                       TARGET    TARGET  A, B AND X PER      FOR     FOR GROUP A              COMBINED
                                        VALUE    VALUE       TABLE 2      COMBINED                            GROUPS B
                                                  DATE                   GROUPS A, B                            AND X
                                                                            AND X
Rider         $100,000     $100,000     100%       17          95%           95%         30%         25%         50%         25%
effective
date
1st QA        $ 87,000     $100,000      87%       17          85%           85%         25%         25%         50%         25%
2nd QA        $ 93,000     $100,000      93%       17          90%           85%         25%         25%         50%         25%
3rd QA        $ 73,000     $100,000      73%       17          75%           80%         25%         25%         50%         25%
4th QA        $ 89,000     $100,000      89%       16          85%           80%         25%         25%         50%         25%
5th QA        $ 79,000     $100,000      79%       16          75%           75%         20%         20%         55%         25%
6th QA        $ 73,000     $100,000      73%       16          70%           70%         20%         20%         50%         30%

o On the first Quarterly Anniversary, your Contract Value has decreased to 87% of the Target Value ($87,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 85% (the lesser of the current maximum allowable allocation (95%), or the maximum allowable allocation from Table 2 (85%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 25% and the table would indicate the new minimum required allocation for Group Y has increased to 15%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your allocation instructions comply with the new maximum allowable and minimum required allocations, we rebalance your Contract Value in the Investment Options according to your allocation instructions.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o On the second Quarterly Anniversary, your Contract Value has increased to 93% of the Target Value ($93,000 / $100,000). Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 90%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X does not change at this time because it is the LESSER of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (90%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your allocation instructions comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to your allocation instructions.
o On the third Quarterly Anniversary, your Contract Value has decreased to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X would now decrease to 75% (the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (75%)). However the maximum allowable allocation for the combined Groups A, B, and X cannot decrease by more than 15% in any twelve-month period. Because the maximum allowable allocation for the combined Groups A, B, and X was 95% on the Issue Date, the new maximum allowable allocation for the combined Groups A, B, and X is 80%. According to Table 3, the new maximum allowable allocation for Group A remains at 25% and the table would indicate the new minimum required allocation for Group Y has increased to 20%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your allocation instructions comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to your allocation instructions.
o On the fourth Quarterly Anniversary, your Contract Value has increased to 89% of the Target Value ($89,000 / $100,000). The fourth Quarterly Anniversary is also the first rider anniversary and there are now sixteen complete Contract Years until the initial Target Value Date. Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 85%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X does not change at this time because it is the LESSER of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (85%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your allocation instructions comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to your allocation instructions.
o On the fifth Quarterly Anniversary, your Contract Value has decreased to 79% of the Target Value ($79,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 75% (the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (75%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 20%, and the new minimum required allocation for Group Y has increased to 25%. Because your allocation instructions do not comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has increased to 55% (the new maximum allowable allocation for the combined Groups A, B and X (75%), less the new required allocation for Group A (20%)). Because your selected allocation for Groups B and X (50%) is less than the new maximum allowable allocation (55%), we remove the 5% excess allocation from Group A and apply it to the combined Groups B and X. The new required allocation for Groups B and X is 55%. Because we were able to apply all the excess allocation from Group A to the combined Groups B and X, the required allocation for Group Y is equal to your allocation instructions. We then rebalance your Contract Value within the Investment Options as follows.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION[A X (B / C)]* ALLOCATION AFTER THE QUARTERLY REBALANCING
Investment Option 1            A                     = 20% x (15% / 25%)                             12%
Investment Option 2            A                     = 20% x (10% / 25%)                              8%
Investment Option 3            B                     = 55% x (20% / 50%)                             22%
Investment Option 4            B                     = 55% x (15% / 50%)                             17%
Investment Option 5            X                     = 55% x (15% / 50%)                             16%
Investment Option 6            Y                     = 25% x (25% / 25%)                             25%

* "a" is the new required group allocation for the current Quarterly Anniversary, "b" is the required allocation for each Investment Option from the previous Quarterly Anniversary, and "c" is the required group allocation from the previous Quarterly Anniversary.

o On the sixth Quarterly Anniversary, your Contract Value has decreased to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 70% (the lesser of the current maximum allowable allocation (75%), or the maximum allowable allocation from Table 2 (70%)). According to Table 3, the new maximum allowable allocation for Group A remains at 20%, and the new minimum required allocation for Group Y increases to 30%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for the combined Groups A, B and X is 70% (the lesser of your selected allocation for the combined Groups A, B and X (75%), or the new maximum allowable allocation (70%)). The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has decreased to 50% (the new maximum allowable allocation for the combined Groups A, B and X (70%), less the new required allocation for Group A (20%)). Because your allocation instructions for the combined Groups B and X (50%) is already equal to the new maximum allowable allocation (50%), the required allocation for the combined Groups B and X is equal to your allocation instructions. Instead we remove the 5% excess allocation from Group A and apply it to Group Y. We then rebalance your Contract Value within the Investment Options as follows.

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION[A X (B / C)]* ALLOCATION AFTER THE QUARTERLY REBALANCING
Investment Option 1            A                     = 20% x (12% / 20%)                             12%
Investment Option 2            A                     = 20% x (8% / 20%)                               8%
Investment Option 3            B                     = 50% x (22% / 55%)                             20%
Investment Option 4            B                     = 50% x (17% / 55%)                             15%
Investment Option 5            X                     = 50% x (16% / 55%)                             15%
Investment Option 6            Y                     = 30% x (25% / 25%)                             30%

* "a" is the new required group allocation for the current Quarterly Anniversary, "b" is the required allocation for each Investment Option from the previous Quarterly Anniversary, and "c" is the required group allocation from the previous Quarterly Anniversary.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

TERMINATION OF THE INVESTMENT PROTECTOR
The Investment Protector will terminate upon the earliest of the following.
o The Business Day we process your request to remove the Investment
  Protector from the Contract (the rider termination date).
o The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then the Investment Protector will terminate as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.


11.b THE INCOME PROTECTOR
The Income Protector is designed for those who want guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime payments but eliminate both your Contract Value and death benefit. Lifetime Plus Payments received before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX.

You can select the Income Protector subject to certain age restrictions and you can also remove it from your Contract. If you select the Income Protector you will be subject to a rider charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. The rider charge is discussed in the Fee Tables and section 6, Expenses - Rider Charges.

We designed Lifetime Plus Payments to last for the lifetime of the Covered Person(s). These payments are available to you immediately if the Covered Person(s) meets certain age restrictions. You choose how often you will receive payments and how much you will receive subject to an annual maximum. Once established, the annual maximum Lifetime Plus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

THERE ARE SEVERAL IMPORTANT POINTS FOR YOU TO CONSIDER BEFORE SELECTING THE INCOME PROTECTOR.
o This benefit does not create Contract Value or guarantee the performance of any Investment Option.
o You can remove the Income Protector from your Contract on a Quarterly Anniversary if your Contract Value is positive. If you remove this benefit from your Contract you cannot reselect it. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove this benefit from your Contract under certain circumstances.
o Under the Income Protector we restrict your ability to make additional Purchase Payments, we limit how you may allocate and transfer Contract Value among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. We put these restrictions in place to support the benefit's guarantees, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.
o If you do not begin Lifetime Plus Payments during the period they are available your benefit will terminate and you will have incurred higher Contract charges without receiving any of this benefit's advantages.
o You cannot begin joint Lifetime Plus Payments under the Income Protector (05.10) if any Covered Person is younger than age 60 or age 91 or older. THEREFORE, JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE UNDER THE INCOME PROTECTOR (05.10) IF THERE IS MORE THAN A 30-YEAR AGE DIFFERENCE BETWEEN JOINT COVERED PERSONS.
o If one Covered Person dies after joint Lifetime Plus Payments have begun, any payments received by the surviving spouse (who is also a Covered Person) after the date of death and before the survivor reaches age 59 1/2 will be subject to a 10% federal penalty tax unless an exception applies.
o If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you will receive an increase to the next year's annual maximum payment.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE AND YOUR TAX ADVISER WHETHER THE INCOME PROTECTOR IS APPROPRIATE FOR YOUR SITUATION.

ADDING THE INCOME PROTECTOR TO YOUR CONTRACT
You can select the Income Protector at issue or on any subsequent Quarterly Anniversary if it is available one time before the older Covered Person's 81st birthday. IF YOUR TOTAL PURCHASE PAYMENTS ARE $1 MILLION OR MORE, YOUR ABILITY TO ADD THE INCOME PROTECTOR TO YOUR CONTRACT IS SUBJECT TO OUR REVIEW AND APPROVAL. YOU CANNOT SELECT THE INCOME PROTECTOR AFTER THE OLDER COVERED PERSON REACHES AGE 81. YOU ALSO CANNOT SELECT THE INCOME PROTECTOR IF YOUR CONTRACT INCLUDES (OR PREVIOUSLY INCLUDED) A LIFETIME BENEFIT. However, if you have (or had) one of the previously available Target Date Benefits or the Investment Protector, you can replace that benefit with the Income Protector if you can meet the age restrictions for selecting the Income Protector. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of these benefits must happen simultaneously.

You can select the Income Protector after the Issue Date by completing the appropriate form. We will process your request to add this benefit to your Contract on the Quarterly Anniversary that occurs after we receive your request in Good Order at our Service Center, and the rider effective date will be that Quarterly Anniversary. We must receive this form within 30 days before a Quarterly Anniversary in order to add the benefit on that anniversary; otherwise we will add the benefit on the next Quarterly Anniversary. If the Quarterly Anniversary does not occur on a Business Day, we will process your request to add this benefit on the next Business Day. Your Contract Value on the rider effective date must be at least $10,000 (or $25,000 if you also selected the No Withdrawal Charge Option). On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We will not process your request to add this benefit to your Contract until the allocation of your Contract Value complies with these restrictions. On the rider effective date, we will increase your Contract's annual expenses to include the rider charge.

UNDER THE INCOME PROTECTOR, WE RESTRICT YOUR ABILITY TO MAKE ADDITIONAL PURCHASE PAYMENTS AND YOU CANNOT MAKE ANY ADDITIONAL PAYMENTS ON OR AFTER THE BENEFIT DATE. For more information, see section 2, Purchase - Purchase Payments. These payment restrictions also limit your ability to participate in the automatic investment plan. In addition, the flexible rebalancing program is not available to you if your Contract includes the Income Protector. However, if you remove the Income Protector from your Contract, the restrictions associated with this benefit will no longer apply on or after the rider termination date.

REMOVING THE INCOME PROTECTOR FROM YOUR CONTRACT
Once you select the Income Protector, you can also remove it from your Contract while your Contract Value is positive. If you remove this benefit from your Contract, it will not be available for future selection. If your Contract includes the No Withdrawal Charge Option, you can only remove the Income Protector from your Contract if: a) we increase the rider charge on a Quarterly Anniversary; b) you select single Lifetime Plus Payments, the sole Covered Person dies and the spouse continues the Contract; or c) you can simultaneously replace the Income Protector with the Investment Protector as discussed in section 11, Selection of Optional Benefits.

You can remove the Income Protector from your Contract by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the rider charge increase in order to remove the benefit before the rider charge increase will take effect. If you are removing this benefit for any other reason, we must receive this form within 30 days before a Quarterly Anniversary in order to remove the benefit on that anniversary; otherwise we will remove the benefit on the next Quarterly Anniversary. We will process your request on the Quarterly Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. The rider termination date will be the Quarterly Anniversary that we remove this benefit from your Contract. If the Quarterly Anniversary does not occur on a Business Day, we will process your request to remove this benefit on the next Business Day.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

If you remove the Income Protector from your Contract, then beginning on the rider termination date:
o if Lifetime Plus Payment have begun they will stop,
o we will deduct the final rider charge,
o the Income Protector will not be available to you in the future,
o the restrictions on additional Purchase Payments associated with this benefit will no longer apply,
o the limitations on how you may allocate and transfer Contract Value among the Investment Options associated with this benefit will no longer apply, and
o the flexible rebalancing program will again be available to you.

WHO IS CONSIDERED A COVERED PERSON(S)?
For single Lifetime Plus Payments and for:
o solely owned Contracts, the Covered Person is the Owner.
o Contracts owned by a non-individual, the Covered Person is the Annuitant.
o jointly owned Contracts, you can choose which Owner is the Covered
  Person subject to the maximum age restriction for adding the Income Protector to your Contract (age 80 or younger).

For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
o Non-Qualified Contracts:
  -  spouses must be Joint Owners; or
  - one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or
  - one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

o Qualified Contracts:
  - one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
  - if the Contract is owned by a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary. However, if we require a non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary solely for the purpose of determining the Lifetime Plus Payment.

After the rider effective date, you cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person if you selected joint Lifetime Plus Payments. YOU CAN MAKE THIS CHANGE ONLY ONCE.

Before the Benefit Date, you can remove a joint Covered Person within 30 days before a rider anniversary by completing the appropriate form. After the Benefit Date, you can remove a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We will process your request on the rider anniversary* (or Benefit Anniversary,* as applicable) that occurs immediately after we receive your request in Good Order at our Service Center. If you remove a joint Covered Person from your Contract, we will change the rider charge to equal the current rider charge for single Lifetime Plus Payments that is in effect on the anniversary that we process your request if this amount differs from the rider charge on your Contract. HOWEVER, WE GUARANTEE THAT ANY NEW RIDER CHARGE WILL NOT BE GREATER THAN THE MAXIMUM RIDER CHARGE FOR SINGLE LIFETIME PLUS PAYMENTS THAT IS SET OUT IN SECTION 6, EXPENSES - RIDER CHARGES.

* Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we will not reduce your Lifetime Plus Payment if you remove a joint Covered Person, but we may increase your payment as follows. We will compare your current annual maximum Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person's current age and the Contract Value at the end of the Business Day before the Benefit Anniversary that we process the removal (see the age band table in the "Lifetime Plus Payments" discussion later in this section). If the payment based on the appropriate percentage for the remaining Covered Person's current age and this Contract Value is greater, we will increase your annual maximum Lifetime Plus Payment to this new amount. If you are receiving the annual maximum payment, the same increase will also apply to the actual Lifetime Plus Payment you receive for the coming year. However, if you are receiving less than the annual maximum, we will change the actual Lifetime Plus Payment if you chose to receive a percentage of your annual maximum, but not if you chose to receive a specific dollar amount.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

NOTE: A PERSON WILL NO LONGER QUALIFY AS A COVERED PERSON AND WILL BE REMOVED FROM THE CONTRACT IF THAT PERSON IS NO LONGER AN OWNER, JOINT OWNER, ANNUITANT, SOLE PRIMARY BENEFICIARY, OR SOLE CONTINGENT BENEFICIARY AS REQUIRED HERE.

NOTE FOR JOINT LIFETIME PLUS PAYMENTS: The Covered Persons must continue to qualify as spouses under federal law until the Income Protector terminates. Once you declare the Covered Persons, if at any time before your benefit terminates you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS: If you are not spouses, Lifetime Plus Payments will stop with the death of any Owner if the Contract Value is positive at the time of death. THIS MEANS THAT IF YOU SELECT SINGLE LIFETIME PLUS PAYMENTS ON A JOINTLY OWNED CONTRACT, LIFETIME PLUS PAYMENTS COULD STOP EVEN IF THE COVERED PERSON IS STILL ALIVE.

LIFETIME PLUS PAYMENT OVERVIEW
The Income Protector provides income in the form of Lifetime Plus Payments for the lifetime(s) of the Covered Person(s). We base your initial Lifetime Plus Payment on the Benefit Base and age-based payment percentage of the younger Covered Person. The Benefit Base is the greater of the highest quarterly Contract Value, or a quarterly simple interest increase of one-fourth of the Annual Increase Percentage applied to Purchase Payments for a guaranteed number of years. We determine your age-based payment percentage by using the Annual Maximum Lifetime Plus Payment Table. We set the Annual Maximum Lifetime Plus Payment Table for your Contract on the rider effective date and once the table is set we cannot change it. The current Annual Maximum Lifetime Plus Payment Table for the Income Protector (05.10) is as follows:

                            ANNUAL MAXIMUM LIFETIME PLUS PAYMENT TABLE FOR THE INCOME PROTECTOR (05.10)
   AGE BAND OF THE COVERED PERSON(OR YOUNGER COVERED PERSON FOR JOINT LIFETIME PLUS        ANNUAL MAXIMUM LIFETIME PLUS PAYMENT
                                      PAYMENTS)                                                         PERCENTAGE
                                       60 - 64                                                             4.0%
                                       65 - 79                                                             4.5%
                                         80+                                                               5.5%

If you add the Income Protector to your Contract in the future, you will be subject to the current Annual Maximum Lifetime Plus Payment Table that is applicable at that time. In the future, we may add payment percentages for ages as low as 50, or we may set the minimum age for Lifetime Plus Payments as high as age 85. The minimum payment percentage for any age that we intend to offer in the future is 3% and the maximum is 8%.

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year under the Income Protector, but you can choose to take less than this amount. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Your annual maximum Lifetime Plus Payment may increase if there are any gains in the Contract Value or when the age-based payment percentage for the younger Covered Person multiplied by the Contract Value is greater than the current annual maximum Lifetime Plus Payment as discussed later in this section. However, if you take less than the annual maximum Lifetime Plus Payment that you are entitled to in a Benefit Year, you could reduce the chance that you will receive any annual increase to your payment.

NOTE: A regulator may require us to block your Contract and thereby we may have to refuse to pay any Lifetime Plus Payments until we receive other instructions.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

IF YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS:
o Partial Annuitizations are no longer available.
o You cannot make any additional Purchase Payments.
o The automatic investment plan and the systematic withdrawal program are no longer available.
o The free withdrawal privilege is no longer available. However, Lifetime
  Plus Payments are not subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis.
o You can only remove the Income Protector from your Contract while your Contract Value is positive. However, if you remove this benefit from your Contract the four restrictions listed above will not apply on or after the rider termination date.
o You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:
  -  an Owner dies and the spouse continues the Contract, or
  - you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
o The rider charge for this benefit continues until the earlier of the rider termination date, or the Business Day your Contract Value is reduced to zero.
o The Contract Value will continue to fluctuate as a result of market performance, and it will decrease on a dollar for dollar basis with each Lifetime Plus Payment and any Excess Withdrawal, and the quarterly deduction of the rider charge. Excess Withdrawals (including a withdrawal of the entire Contract Value) include any applicable withdrawal charge. They will also reduce the Withdrawal Charge Basis on a dollar for dollar basis.
o Excess Withdrawals will also reduce your Benefit Base and annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn. TAKING AN EXCESS WITHDRAWAL MAY CAUSE YOUR LIFETIME PLUS PAYMENTS TO STOP AND YOUR BENEFIT TO TERMINATE.
o The portion of the Traditional Death Benefit value that is based on Purchase Payments will no longer increase.
o Each Lifetime Plus Payment and any Excess Withdrawal will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge).
o We may apply an annual payment increase to your annual maximum Lifetime
  Plus Payment on every Benefit Anniversary before the older Covered Person's 91st birthday. If you receive an annual payment increase, we will also change your Benefit Base.

REQUESTING LIFETIME PLUS PAYMENTS
To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments will begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date will be at least 15 calendar days after your request has been received in Good Order at our Service Center. The earliest Benefit Date you can select is the one that occurs after the younger Covered Person reaches their Exercise Age birthday, and the last available Benefit Date you can select is the one that occurs before the older Covered Person's 91st birthday.

We set the Exercise Age for your Contract on the rider effective date and once your Exercise Age is set we cannot change it. The current Exercise Age for the Income Protector (05.10) is age 60. If you add the Income Protector to your Contract in the future, you will be subject to the current Exercise Age that is applicable at that time. In the future, the minimum Exercise Age we intend to offer is age 50 and the maximum Exercise Age we intend to offer is age 85. THIS MEANS THAT IF YOU ADD THE INCOME PROTECTOR TO YOU CONTRACT IN THE FUTURE, WE COULD REQUIRE YOU TO WAIT UNTIL AGE 85 TO START LIFETIME PLUS PAYMENTS.


If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person's 91st birthday, we will send you written notice that the benefit is about to terminate. If the benefit terminates before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any of this benefit's advantages. If your Contract Value reduces to zero for any reason other than a withdrawal while this benefit is in effect and before Lifetime Plus Payments have begun, on the next available Benefit Date where all Covered Persons are within the age restrictions for exercising this benefit, we will begin making annual payments to you of your annual maximum Lifetime Plus Payment.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

NOTE: IF YOU ADD THE INCOME PROTECTOR TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80, THEN WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT FROM THE ANNUAL INCREASE.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero; from that point on you will receive the maximum Lifetime Plus Payment you are entitled to at the same payment frequency you were receiving before your Contract Value was reduced to zero. You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we will change the payment frequency on the Benefit Anniversary and the change will remain in effect until the benefit terminates or you request another change.

CALCULATING YOUR LIFETIME PLUS PAYMENTS

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year under the Income Protector. We base your initial annual maximum Lifetime Plus Payment on the Benefit Base (see "Benefit Base" later in this section) multiplied by the current age-based payment percentage of the younger Covered Person as set out in the Annual Maximum Lifetime Plus Payment Table (see "Lifetime Plus Payment Overview" earlier in this section). On the Benefit Date, if your initial annual maximum Lifetime Plus Payment would be less than $100, this benefit will terminate and Lifetime Plus Payments will not be available to you.

Your annual maximum Lifetime Plus Payment will only decrease if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. An Excess Withdrawal includes any applicable withdrawal charge. We treat any portion of a withdrawal you take while you are receiving Lifetime Plus Payments that is not an Excess Withdrawal as a Lifetime Plus Payment. AN EXCESS WITHDRAWAL WILL REDUCE NEXT YEAR'S ANNUAL MAXIMUM LIFETIME PLUS PAYMENT ON THE NEXT BENEFIT ANNIVERSARY AFTER THE WITHDRAWAL. The reduction is proportionate based on the percentage of Contract Value withdrawn, determined at the end of the Business Day we process the Excess Withdrawal.

Any partial Excess Withdrawal must comply with the restrictions set in section 8, Access to Your Money (you cannot take less than $500 and the Contract Value after the withdrawal must be at least $2,000). This means that you cannot take an Excess Withdrawal of less than your entire Contract Value if your Contract Value is already less than $2,000. Also, if at the end of the Business Day that we process your withdrawal request, an Excess Withdrawal would reduce your Contract Value to less than $2,000, we send you the entire remaining Contract Value, Lifetime Plus Payments will stop, and your Contract will terminate. In addition, we review how each Excess Withdrawal taken during the current Benefit Year would hypothetically reduce your current annual maximum Lifetime Plus Payment. On the Business Day you take an Excess Withdrawal, if the current Benefit Base (after reduction for the Excess Withdrawal) multiplied by the age-based payment percentage of the younger Covered Person as of the previous Benefit Anniversary is less than $100, we send you the entire remaining Contract Value, Lifetime Plus Payments will stop, and your Contract will terminate.


The annual maximum Lifetime Plus Payment is the amount you are entitled to, but you can choose to take less than this amount. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Each Lifetime Plus Payment you receive is equal to the annual actual Lifetime Plus Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments will not be available to you and we will contact you to discuss alternate arrangements.

We will deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) and any Excess Withdrawal proportionately from the Investment Options. We will continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options - Transfers, and the "Investment Option Allocation and Transfer Restrictions" discussion later in this section).






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we will credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We will then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment before the Contract Value is reduced to zero will be taxed as a withdrawal and all subsequent Lifetime Plus Payments will be taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments will continue until the deaths of all Covered Persons.

NOTE FOR QUALIFIED CONTRACTS: If we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we will do one of the following.
o If you will receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year will be equal to the remaining required minimum distribution divided by the number of payments remaining. We do not consider this type of increase to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.
o If you will not receive any more payments before the end of the calendar year, we will instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution. We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) If on the maximum permitted Income Date you are receiving Lifetime Plus Payments, we guarantee you will receive the greater of your maximum Lifetime Plus Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS
On each Benefit Anniversary before the older Covered Person's 91st birthday, we may increase your annual maximum Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary, or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.

o If at the end of the Benefit Year you have taken your annual maximum
  Lifetime Plus Payment (as actual Lifetime Plus Payments and/or withdrawals), we will automatically increase next year's annual maximum Lifetime Plus Payment if the Contract Value at the end of the Business Day before the current Benefit Anniversary, is greater than the Contract Value at the end of the Business Day before the previous Benefit Anniversary (or the Benefit Date, in the case of the first Benefit Anniversary). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment will increase by 5%.
o You are also eligible to receive an increase to your annual maximum
  Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We will increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the younger Covered Person, multiplied by the Contract Value at the end of the previous Business Day, results in a higher annual maximum Lifetime Plus Payment. In this case, we will increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

IF YOU TAKE LESS THAN THE ANNUAL MAXIMUM LIFETIME PLUS PAYMENT YOU ARE ENTITLED TO, AN AUTOMATIC ANNUAL INCREASE TO YOUR ANNUAL MAXIMUM PAYMENT MAY NOT INCREASE THE ACTUAL PAYMENT YOU RECEIVE. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase will increase the dollar amount of your actual Lifetime Plus Payment, but it does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage will remain at 80%, but you will now receive an annual actual Lifetime Plus of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

NOTE: AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS ARE NO LONGER AVAILABLE AFTER THE OLDER COVERED PERSON'S 91ST BIRTHDAY, OR ON OR AFTER THE BUSINESS DAY YOUR CONTRACT VALUE IS REDUCED TO ZERO.

LIFETIME PLUS PAYMENT EXAMPLES
o You select the Income Protector with single Lifetime Plus Payments. You are the only Owner and are also the sole Covered Person. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable transfer fees or the contract maintenance or rider charges. For these examples, assume that your Annual Maximum Lifetime Plus Payment Table is as follows:

AGE BAND OF THE COVERED PERSON  ANNUAL MAXIMUM LIFETIME PLUS PAYMENT PERCENTAGE
-------------------------------------------------------------------------------
           65 - 79                                    4%
             80+                                      5%

o On the Benefit Date, you are age 77, your Contract Value is $100,000, and your Benefit Base is $105,000.You choose to receive annual payments of your entire annual maximum Lifetime Plus Payment. Your initial annual maximum (and annual actual) Lifetime Plus Payment is $4,200 ($105,000 x 4%).

                           AGE BENEFIT BASE CONTRACT VALUE ANNUAL PAYMENT PERCENTAGE ANNUAL MAXIMUM/ACTUAL LIFETIME PLUS PAYMENT
Benefit Date               77    $105,000      $100,000               4%                               $4,200
First Benefit Anniversary  78    $107,100      $102,000               4%                               $4,284
Second Benefit Anniversary 79    $107,100     $  98,000               4%                               $4,284
Third Benefit Anniversary  80    $100,000      $100,000               5%                               $5,000

o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of the increase is ($102,000 - $100,000) / $100,000 = 2%. We then apply a 2% annual payment increase to the annual maximum/actual Lifetime Plus Payment ($4,200 x 1.02 = $4,284). We also apply this 2% increase to the Benefit Base ($105,000 x 1.02 = $107,100), which will increase the amount of the daily rider charge we calculate at the end of day on the first Benefit Anniversary and every day after that.
o On the second Benefit Anniversary the current Contract Value is less than the Contract Value on the first Benefit Anniversary so there is no annual payment increase due to an increase in the Contract Value. Also, your current annual payment percentage applied to your current Contract Value (4% x $98,000 = $3,920) does not result in a higher payment, so we do not increase your annual maximum/actual payment or the Benefit Base at this time, which means the amount of your daily rider charge also will not increase.
o On the third Benefit Anniversary the current Contract Value is greater than the Contract Value on the second Benefit Anniversary. The percentage of the increase is ($100,000 - $98,000) / $98,000 = 2.04%. We then apply a 2.04%
  annual payment increase to the annual maximum/actual Lifetime Plus Payment ($4,284 x 1.0204 = $4,371). However, you also crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual maximum payment ($4,371) to the result of your current annual payment percentage multiplied by the current Contract Value (5% x $100,000 = $5,000). Because the annual maximum Lifetime Plus Payment based on the new percentage and current Contract Value is greater than the payment based on the increase in Contract Value, we will increase you annual maximum/actual Lifetime Plus Payment to $5,000 and we reset your Benefit Base to equal the $100,000 Contract Value. This will also reduce the amount of the daily rider charge we calculate at the end of day on the third Benefit Anniversary and every day after that.

EXAMPLE OF THE EFFECT OF AN EXCESS WITHDRAWAL ON THE LIFETIME PLUS PAYMENT
o On the third Benefit Anniversary you decide to take an annual actual
  Lifetime Plus Payment of $3,000. During the second month of the fourth Benefit Year you request a withdrawal of $8,820 at a time when the Contract Value is $98,000.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o We determine how much of this withdrawal is an Excess Withdrawal by taking amount withdrawn ($8,820) and subtracting the result of the difference between the annual maximum payment ($5,000) and annual actual payment ($3,000), which is: $8,820 - ($5,000 - $3,000) = $6,820. So, $6,820 of the
  withdrawal is an Excess Withdrawal that is subject to a withdrawal charge, and the remainder of the withdrawal ($8,820 - $6,820 = $2,000) is treated as a Lifetime Plus Payment and is not subject to a withdrawal charge. This portion of the withdrawal that is treated as a payment reduces your Contract Value on a dollar for dollar basis, so the Contract Value after the withdrawal/payment is $98,000 - $2,000 = $96,000.
o The total amount of the Excess Withdrawal also includes the withdrawal charge. If the withdrawal charge is 3%, the total Excess Withdrawal is: $6,820 / (1 - 0.03) = $6,820 / 0.97 = $7,030.93. The Excess Withdrawal also reduces your Contract Value on a dollar for dollar basis, so the Contract Value after the Excess Withdrawal is $96,000 - $7,030.93 = $88,969.07. As a percentage of Contract Value, the total Excess Withdrawal (including the withdrawal charge) represents 7.32% of Contract Value ($7,030.93 / $96,000 = 7.32%).
o We also reduce the current Benefit Base proportionately by the percentage of Contract Value withdrawn as an Excess Withdrawal, which is $100,000 - ($100,000 x 7.32%) = $100,000 - $7,320 = $92,680. This reduction in the Benefit Base will also reduce the amount of the daily rider charge we calculate at the end of day we process the withdrawal and on every day after that. We also review how this Excess Withdrawal would hypothetically reduce your current annual maximum Lifetime Plus Payment. The new Benefit based multiplied by the current annual payment percentage is $92,680 x 5% = $4,634, which is greater than the $100 minimum required amount for Lifetime Plus Payments. Because the minimum payment amount is met, we will not require you take an Excess Withdrawal of the entire remaining Contract Value at this time.
o On the fourth Benefit Anniversary your Contract Value has decreased and you have not crossed an age band since the last Benefit Anniversary so your annual payment percentage has not increased. Therefore you will not receive an annual increase to your annual maximum Lifetime Plus Payment on this anniversary. However, we will reduce your annual maximum Lifetime Plus Payment for the Excess Withdrawal you took during the fourth Benefit Year. We calculate your annual maximum Lifetime Plus Payment on the fourth Benefit Anniversary as follows: the annual maximum Lifetime Plus Payment from the third Benefit Anniversary reduced by the 7.32% of Contract Value withdrawn as an Excess Withdrawal during the fourth year (including the withdrawal charge we calculated in the previous bullet point), which is $5,000 - (7.32% x $5,000) = $5,000 - $366.19 = $4,633.81. We already reduced your Benefit Base for the Excess Withdrawal, so this change the annual maximum Lifetime Play Payment will not affect the rider charge.

THE BENEFIT BASE
We base the initial annual maximum Lifetime Plus Payment under the Income Protector on a percentage of the Benefit Base, which is the greater of the highest quarterly Contract Value, or a quarterly simple interest increase of one-fourth of the Annual Increase Percentage applied to Purchase Payments for a guaranteed number of years. The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you can take. We also assess the rider charge for the Income Protector against the Benefit Base.

Beginning on the rider effective date, and on each Business Day until the Benefit Date, the Benefit Base is equal to the greater of the Quarterly Anniversary Value, or the Annual Increase. In addition, on the Benefit Date, if your Contract Value at the end of the previous Business Day is greater than the Benefit Base, we will increase your Benefit Base to equal this Contract Value.

On and after the Benefit Date, your Benefit Base will only change if you receive an automatic annual payment increase to your annual maximum Lifetime Plus Payment or you take an Excess Withdrawal. Changes in the Benefit Base will also change the amount of the rider charge that we calculate each day. An Excess Withdrawal will reduce your Benefit Base proportionately by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process your withdrawal. An annual payment increase may increase or decrease your Benefit Base at the end of the Business Day before a Benefit Anniversary as follows.

o If you have taken your annual maximum Lifetime Plus Payment during the previous Benefit Year and we increased next year's annual maximum Lifetime Plus Payment because your Contract Value at the end of the Business Day before the current Benefit Anniversary increased, we increase your Benefit Base by the same percentage. For example, if we increased your annual maximum Lifetime Plus Payment by 5%, we will also increase your Benefit Base by 5%.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o We will also change your Benefit Base to equal the Contract Value at the end of the Business Day before the current Benefit Anniversary, if the age-based payment percentage for the current age of the younger Covered Person multiplied by this Contract Value results in a higher annual maximum Lifetime Plus Payment. This change may increase or decrease your Benefit Base.

Automatic annual payment increases are only available before the older Covered Person's 91st birthday.

THE QUARTERLY ANNIVERSARY VALUE
The Quarterly Anniversary Value is one of the values we use to determine the Benefit Base under the Income Protector. We use the Benefit Base to determine both your rider charge and your initial annual maximum Lifetime Plus Payment. We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person's 91st birthday or the Benefit Date. WE NO LONGER CALCULATE THE QUARTERLY ANNIVERSARY VALUE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION.

If the rider effective date is the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals do not include amounts withdrawn for transfer fees or the contract maintenance or rider charges.

On each Quarterly Anniversary, the Quarterly Anniversary Value is equal to the greater of its value on the previous Business Day, or the Contract Value at the end of the previous Business Day.

ANY WITHDRAWALS AND/OR PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

EXAMPLE OF THE QUARTERLY ANNIVERSARY VALUE CALCULATION
This example shows how we calculate the Quarterly Anniversary Value under the Income Protector.

o You purchase a Contract with the Income Protector and make an initial
  Purchase Payment of $100,000. You are the only Owner and are age 69 or younger on the Issue Date. You make no additional Purchase Payments. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable transfer fees or the contract maintenance or rider charges.

                                      CONTRACT VALUE QUARTERLY ANNIVERSARY VALUE
On the Issue Date                           $100,000          $100,000
1st Quarterly Anniversary                  $  98,000          $100,000
2nd Quarterly Anniversary                   $102,000          $102,000
3rd Quarterly Anniversary                   $104,000          $104,000
1st Contract Anniversary                    $103,000          $104,000
End of 1st Quarter, 2nd Contract Year       $106,000          $106,000

o On the Issue Date, the Quarterly Anniversary Value is equal to the Purchase Payment received on the Issue Date ($100,000).
o On the first Quarterly Anniversary, the Contract Value had decreased to $98,000, which is less than the current Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was not increased.
o On the second Quarterly Anniversary, the Contract Value had increased to $102,000, which is greater than the current Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.
o On the third Quarterly Anniversary, the Contract Value had increased to $104,000, which is greater than the current Quarterly Anniversary Value ($102,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o At the first Contract Anniversary, the Contract Value had decreased to $103,000, which is less than the current Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was not increased.
o On the fifth Quarterly Anniversary, the Contract Value had increased to $106,000, which is greater than the current Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE QUARTERLY ANNIVERSARY VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal (including the withdrawal charge) of $9,000 in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $103,000.
  We adjust the Quarterly Anniversary Value for the partial withdrawal as follows:
     The current Quarterly Anniversary Value.....................$104,000.00
     Reduced proportionately by the percentage of Contract Value withdrawn ($9,000 / $103,000) =  0.08738 x $104,000 = -
       9,087.52.............................................................
  The Quarterly Anniversary Value after the partial withdrawal$
     94,912.48..............................................................
o This Quarterly Anniversary Value will remain in effect until at least the next Quarterly Anniversary unless you take another partial withdrawal.
o All withdrawals will reduce the Quarterly Anniversary Value in exactly the same manner, which is proportionately based on the percentage of Contract Value withdrawn (including any withdrawal charge). Withdrawals include amounts taken under the free withdrawal privilege, Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for the contract maintenance or rider charges.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: THE BONUS IS COMPLETELY EXCLUDED FROM THE PARTS OF THIS VALUE THAT ARE BASED ON PURCHASE PAYMENTS.

THE ANNUAL INCREASE
The Annual Increase is one of the values we use to determine the Benefit Base under the Income Protector. We use the Benefit Base to determine both your rider charge and your initial annual maximum Lifetime Plus Payment. We only calculate the Annual Increase during the Accumulation Phase and before the older Covered Person's 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. WE NO LONGER CALCULATE THE ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION.

On each Quarterly Anniversary during the Guarantee Years, we will apply a simple interest increase of one-fourth of the Annual Increase Percentage to the Purchase Payments (or the Contract Value on the rider effective date, if applicable). In addition, during the period that we calculate the Annual Increase we also automatically reset it to equal the Contract Value if the Contract Value is greater than the Annual Increase on the Quarterly Anniversary. RESETS WILL OCCUR DURING THE ENTIRE PERIOD THAT WE CALCULATE THE ANNUAL INCREASE AND NOT JUST DURING THE GUARANTEE YEARS THAT YOU RECEIVE THE SIMPLE INTEREST INCREASE.

We set the number of Guarantee Years for your Contract on the rider effective date and once this number is set we cannot change it. THE CURRENT NUMBER OF GUARANTEE YEARS FOR THE INCOME PROTECTOR (05.10) IS 20 YEARS. If you add the Income Protector to your Contract in the future, you will be subject to the current number of Guarantee Years that are applicable at that time. THE MINIMUM NUMBER OF GUARANTEE YEARS WE INTEND TO OFFER IN THE FUTURE IS FIVE AND THE MAXIMUM IS 20.

If the rider effective date is the Issue Date, both the Annual Increase and the Increase Base on the rider effective date are equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, both the Annual Increase and the Increase Base on the rider effective date are equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase both the Annual Increase and the Increase Base by the amount of any additional Purchase Payments received that day, and we reduce both the Annual Increase and the Increase Base proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals do not include amounts withdrawn for transfer fees or the contract maintenance or rider charges.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

On each Quarterly Anniversary on or before the maximum rider anniversary, the Annual Increase is equal to the following:
  A + (B X (C - D))
  Where:
  A =The Annual Increase at the end of the previous Business Day;
  B =The Annual Increase Percentage we set on the rider effective date divided by four;
  C =The Increase Base at the end of the previous Business Day; and D =Purchase Payments* received on or after the previous Quarterly Anniversary.
     However, if you selected the Income Protector at issue, then we exclude from "d" any Purchase Payments received before the first Quarterly Anniversary.


* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment. We determine the percentage of Contract Value at the end of the current Business Day.

The maximum rider anniversary is the Quarterly Anniversary that occurs on the number of Guarantee Years after the rider effective date. For example, assume the Issue Date is June 1, 2009, the rider effective date is September 1, 2009 and the number of Guarantee Years is 20 years. The maximum rider anniversary would be September 1, 2029.

We set the Annual Increase Percentage for your Contract on the rider effective date and once this number is set we cannot change it. THE CURRENT ANNUAL INCREASE PERCENTAGE FOR THE INCOME PROTECTOR (05.10) IS 8%, AND THE CURRENT QUARTERLY SIMPLE INTEREST INCREASE IS 2%. If you add the Income Protector to your Contract in the future, you will be subject to the current Annual Increase Percentage and quarterly simple interest increase that are applicable at that time. THE MINIMUM ANNUAL INCREASE PERCENTAGE WE INTEND TO OFFER IN THE FUTURE IS 4% AND THE MAXIMUM IS 10%, AND THE MINIMUM QUARTERLY SIMPLE INTEREST INCREASE IS 1% AND THE MAXIMUM IS 2.5%.

Next, we compare this Annual Increase to the Contract Value at the end of the previous Business Day. If this Contract Value is greater than the Annual Increase, we will reset both the Annual Increase and the Increase Base to equal this Contract Value.

ANY WITHDRAWALS AND/OR PARTIAL ANNUITIZATIONS MAY REDUCE THE ANNUAL INCREASE AND THE INCREASE BASE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Annual Increase, we will deduct more than the amount withdrawn and/or annuitized from the Annual Increase. Likewise, if at the time of withdrawal and/or annuitization the Contract Value is less than the Increase Base, we will deduct more than the amount withdrawn and/or annuitized from the Increase Base.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: THE BONUS IS COMPLETELY EXCLUDED FROM THE PARTS OF THIS VALUE THAT ARE BASED ON PURCHASE PAYMENTS.

EXAMPLE OF THE ANNUAL INCREASE
You purchase a Contract with the Income Protector. For this example, assume that your Annual Increase Percentage is 6% and the number of Guarantee Years is 12. You make an initial Purchase Payment of $100,000 on the Issue Date. You make a second Purchase Payment of $10,000 during the third quarter of the first Contract Year. Because you selected this benefit at issue, each rider anniversary will occur on a Contract Anniversary. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable transfer fees or the contract maintenance or rider charges.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

             QUARTERLY ANNIVERSARY               CONTRACT VALUE INCREASE BASE QUARTERLY INCREASE ANNUAL INCREASE/BENEFIT BASE*
Rider effective date                                $100,000      $100,000                                 $100,000
1st Quarterly Anniversary                          $  98,327      $100,000          $1,500                 $101,500
2nd Quarterly Anniversary                           $102,864      $100,000          $1,500                 $103,000
During the 3rd Quarter                                            $110,000                                 $113,000
3rd Quarterly Anniversary                           $113,732      $110,000          $1,500                 $114,500
4th Quarterly Anniversary/ 1st Rider Anniversary    $115,362      $110,000          $1,650                 $116,150
5th Quarterly Anniversary                           $127,451      $127,451                                 $127,451
6th Quarterly Anniversary                          $  92,983      $127,451          $1,912                 $129,363

* Because the table only shows calculations during the Guarantee Years, the Benefit Base will always be equal to the Annual Increase.


o On the rider effective date, both the Annual Increase and the Increase
  Base are equal to the Purchase Payment received on the Issue Date ($100,000).
o On the first Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is:
  (1.5% x $100,000) + $100,000 = $1,500 + $100,000 = $101,500. The Contract
  Value on this anniversary is $98,327, which is less than the Annual Increase so there is no reset.
o On the second Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is:
  (1.5% x $100,000) + $101,500 = $1,500 + $101,500= $103,000. The Contract Value
  on this anniversary is $102,864, which is less than the Annual Increase so there is no reset.
o During the third quarter, on the Business Day we receive the additional Purchase Payment of $10,000 we add that payment to both the Increase Base ($100,000 + $10,000 = $110,000) and the Annual Increase ($103,000 + $10,000 =
  $113,000).
o On the third Quarterly Anniversary, we apply the simple interest increase to the Increase Base. The simple interest increase is the Increase Base minus the Purchase Payment we received during the last quarter multiplied by 1.5%, or 1.5% x ($110,000 - $10,000) = $1,500. We then add the simple interest increase to the Annual Increase, which is: $1,500 + $113,000 = $114,500. The Contract Value on this anniversary is $113,732, which is less than the Annual Increase so there is no reset.
o On the fourth Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is:
  (1.5% x $110,000) + $114,500 = $1,650 + $114,500= $116,150. The Contract Value
  on this anniversary is $115,362, which is less than the Annual Increase so there is no reset.
o On the fifth Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is:
  (1.5% x $110,000) + $116,150 = $1,650 + $116,150= $117,800. However, the
  Contract Value on this anniversary is $127,451, which is greater than the Annual Increase, so we reset both the Annual Increase and the Increase Base to equal the Contract Value of $127,451.
o On the sixth Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is:
  (1.5% x $127,451) + $127,451 = $1,912 + $127,451 = $129,363. The Contract
  Value on this anniversary is $92,983, which is less than the Annual Increase so there is no reset.
o Assuming there were no other resets, no additional Purchase Payments, and no Partial Annuitizations by the 12th rider anniversary (which is the 48th Quarterly Anniversary), the Annual Increase would receive an additional 42 quarterly simple interest increases of $1,912 each. On the 12th Contract Anniversary, the Annual Increase would receive its last quarterly simple interest increase, and would be $209,667.
o On each subsequent Quarterly Anniversary, the Annual Increase may increase due to additional Purchase Payments, or due to resets if the Contract Value is greater than the Annual Increase, but the Annual Increase receives no more 1.5% quarterly simple interest increases.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING THESE RESTRICTIONS APPLY ONLY TO CONTRACTS WITH THE INCOME PROTECTOR WHILE THE BENEFIT IS IN EFFECT. WHEN YOU SELECT THE INCOME PROTECTOR, YOU CONSENT TO ALLOW US TO REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under the Income Protector, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than what you would have had without the benefit.

If you select the Income Protector, we will restrict your selection of certain Investment Options. We set these restrictions on the rider effective date and once we set them we cannot change them. Under the Income Protector (08.09) and (05.10) we require you to allocate 100% of your total Contract Value to the Group C Investment Options. If you add the Income Protector to your Contract after the Issue Date, you must reallocate your Contract Value to comply with these restrictions before we will add the benefit to your Contract. If you add the Income Protector to your Contract in the future, you will be subject to Investment Option restrictions that are applicable at that time. In the future, we could offer only one Investment Option Group and as few as five total Investment Options. If we offer more than one Investment Option group in the future, we will not move Investment Options between the groups after the rider effective date.

           INVESTMENT OPTION GROUP C FOR THE INCOME PROTECTOR (08.09) AND (05.10)
AZL Balanced Index Strategy Fund                   BlackRock Global Allocation V.I. Fund
AZL Franklin Templeton Founding Strategy Plus Fund Franklin High Income Securities Fund
AZL Fusion Balanced Fund                           Franklin U.S. Government Fund
AZL Fusion Conservative Fund                       Franklin Zero Coupon Fund 2010
AZL Fusion Moderate Fund                           PIMCO VIT All Asset Portfolio
AZL Growth Index Strategy Fund                     PIMCO VIT Emerging Markets Bond Portfolio
AZL Money Market Fund                              PIMCO VIT Global Bond Portfolio (Unhedged)
AZL Van Kampen Equity and Income Fund              PIMCO VIT Global Multi-Asset Portfolio
                                                   PIMCO VIT High Yield Portfolio
                                                   PIMCO VIT Real Return Portfolio
                                                   PIMCO VIT Total Return Portfolio
                                                   Templeton Global Bond Securities Fund

We may add or remove Investment Options to or from your Contract after the rider effective date. If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. WHEN AN INVESTMENT OPTION IS CLOSED OR SUBSTITUTED WITHIN AN INVESTMENT OPTION GROUP, WE WILL SEND WRITTEN NOTICE REGARDING THE CLOSING OR SUBSTITUTION 30 DAYS BEFORE THE EFFECTIVE DATE.


In addition, on each Quarterly Anniversary we will automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. The rebalancing occurs at the end of the Business Day immediately before the Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. However, if you are participating in the DCA program, quarterly rebalancing transfers will not move Contract Value into or out of the DCA Money Market Account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. Transfers of Contract Value between the Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the restrictions for your selected benefit or we will reject your change.


THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR BENEFIT TERMINATES.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

TAXATION OF LIFETIME PLUS PAYMENTS
Lifetime Plus Payments that you receive before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment will most likely be subject to ordinary income tax. In addition, if any Owner is younger than age 59 1/2, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.

TERMINATION OF THE INCOME PROTECTOR
BEFORE THE BENEFIT DATE, THE INCOME PROTECTOR WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day we process your request to remove this benefit from your Contract (the rider termination date).
o The date of death of all Covered Persons.
o The older Covered Person's 91st birthday.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.

ON AND AFTER THE BENEFIT DATE, THE INCOME PROTECTOR WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day we process your request to remove this benefit from your Contract (the rider termination date). This option is only available while your Contract Value is positive.
o The Business Day you take an Excess Withdrawal of the entire Contract
  Value.
o The Business Day you take an Excess Withdrawal if the current Benefit
  Base (after reduction for the Excess Withdrawal) multiplied by the age-based payment percentage of the younger Covered Person on the previous Benefit Anniversary is less than $100.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o On the Benefit Date if the initial annual maximum Lifetime Plus Payment would be less than $100.
o For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has been reduced to zero, the date of death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are not spouses, the date of death of any Joint Owner.
o For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and continues the Contract. If the surviving spouse who is also the Covered Person continues the Contract, this rider terminates on the date of death of the Covered Person.
o For joint Lifetime Plus Payments, the date of death of both Covered
  Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive payout of the death benefit instead of continuing the Contract, then Lifetime Plus Payments will stop and your benefit will terminate as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.
o Contract termination.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

11.c OTHER OPTIONAL BENEFITS
BONUS OPTION
The Bonus Option is designed for Owners who believe that the return on the investment of the bonus in the Investment Options will at least offset the additional costs associated with the Bonus Option. This option provides a 6% bonus on each Purchase Payment we receive before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of all previous Purchase Payments withdrawn. The Bonus Option is only available at issue and it carries an additional M&E charge and a higher and longer withdrawal charge schedule. These charges are discussed in the Fee Tables and section 6, Expenses. ONCE YOU SELECT THE BONUS OPTION, YOU CANNOT CANCEL IT. THE BONUS OPTION IS NOT AVAILABLE IF YOU SELECT EITHER THE SHORT WITHDRAWAL CHARGE OPTION OR THE NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.

THE BONUS MAY BE MORE THAN OFFSET BY THE ADDITIONAL CHARGES ASSOCIATED WITH THE BONUS OPTION. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE BONUS OPTION AND BE SURE TO DISCUSS WHETHER THIS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.


We will credit the bonus to your Contract subject to the following terms.
1)We treat all bonus amounts and any gains or losses attributable to such amounts as earnings under the Contract and are treated as such for purposes of the withdrawal charge as well as for tax purposes.
2)All gains and losses attributable to the bonus are part of your Contract
  Value.

3)If the Contract is owned by a non-individual, then we use the age of the Annuitant to determine whether a bonus applies.

The bonus is not included in any of the guaranteed benefits that are based on Purchase Payments, but it is included in the guaranteed benefits that are based on Contract Value. We pay all bonus amounts from the general account assets of Allianz Life of New York.

Your Contract incurs expenses on the total Contract Value, which includes the bonus. If you cancel your Contract during the free look/right-to-examine period, you will forfeit your bonus. It is possible upon withdrawal, particularly in a declining market and since charges will have been assessed against the Contract Value (which includes the bonus), that you will receive less money back than you would have if you had not received the bonus or had not selected the Bonus Option. We expect to profit from certain charges assessed under the Contract (for example, the withdrawal charge and the M&E charge) associated with the Bonus Option.

SHORT WITHDRAWAL CHARGE OPTION
The Short Withdrawal Charge Option is designed for Owners who are concerned with short-term liquidity. This option shortens the withdrawal charge period for your Contract from seven years to four years. The Short Withdrawal Charge Option is only available at issue, it only applies during the Accumulation Phase of the Contract and it carries an additional M&E charge. The withdrawal charges and M&E charges are discussed in the Fee Tables and section 6, Expenses. ONCE YOU SELECT THE SHORT WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT. THE SHORT WITHDRAWAL CHARGE OPTION IS NOT AVAILABLE IF YOU SELECT EITHER THE BONUS OPTION OR NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.

BECAUSE THE SHORT WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL M&E CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO TAKE A WITHDRAWAL DURING THE FIFTH THROUGH SEVENTH COMPLETE YEARS FOLLOWING OUR RECEIPT OF YOUR PURCHASE PAYMENT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE SHORT WITHDRAWAL CHARGE OPTION AND BE SURE TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.

NO WITHDRAWAL CHARGE OPTION
You can eliminate withdrawal charges under your Contract by selecting the No Withdrawal Charge Option at issue. This option carries an additional M&E charge and requires a higher initial Purchase Payment ($25,000 rather than $10,000). The withdrawal charges and M&E charges are discussed in the Fee Tables and section 6, Expenses.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

The No Withdrawal Charge Option is not available if you select either the Bonus Option or Short Withdrawal Charge Option. If you select the No Withdrawal Charge Option, you must also select either the Investment Protector or the Income Protector. If your Contract includes the No Withdrawal Charge Option, you can only remove the additional required benefit if: a) we increase the rider charge on a Quarterly Anniversary; b) if you select single Lifetime Plus Payments under the Income Protector, the sole Covered Person dies and your spouse continues the Contract; or c) you can simultaneously replace the Income Protector with the Investment Protector, or vice versa, as discussed in section 11, Selection of Optional Benefits.

ONCE YOU SELECT THE NO WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT. BECAUSE THE NO WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL M&E CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO WITHDRAW A PURCHASE PAYMENT DURING THE FIRST FOUR YEARS AFTER WE RECEIVE IT. ALSO, BECAUSE THE NO WITHDRAWAL CHARGE OPTION REQUIRES YOU TO SELECT AN ADDITIONAL OPTIONAL BENEFIT, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO EXERCISE THIS ADDITIONAL REQUIRED BENEFIT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE NO WITHDRAWAL CHARGE OPTION, AND TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.


12.OTHER INFORMATION
ALLIANZ LIFE OF NEW YORK
Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York on September 21, 1982. Our address is One Chase Manhattan Plaza, 37[th] Floor, New York, NY 10005-1423. We offer fixed and variable annuities, individual and group life insurance, and long-term care insurance. We are licensed to do direct business in six states, including New York and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT
We established Allianz Life of NY Variable Account C (the Separate Account, formerly Preferred Life Variable Account C), as a separate account under New York insurance law on February 26, 1988. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities, other than those arising from the Contracts. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. Amounts transferred to our general account will represent seed money invested by us or earned fees and charges. The obligations of the Separate Account are not generalized obligations of Allianz Life of New York. The obligations under the Contracts are obligations of Allianz Life of New York.

DISTRIBUTION
Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their registered representatives. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option's plan. These payments typically equal 0.25% of an Investment Option's average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

We may fund Allianz Life Financial's operating and other expenses, including: overhead; legal and accounting fees; registered representative training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Registered representatives and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Selling firms and their registered representatives and managers may receive other payments from us for administrative issues and for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:
o marketing services and increased access to registered representatives;
o sales promotions relating to the Contracts;
o costs associated with sales conferences and educational seminars for their registered representatives;
o the cost of client meetings and presentations; and
o other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:
o the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;
o the organizational "fit" between the broker/dealer firm and the type of wholesaling and marketing force we operate;
o whether the broker/dealer firm's operational, IT, and support services structure and requirements are compatible with our method of operation;
o whether the broker/dealer firm's product mix is oriented toward our core markets;
o whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent registered representative meetings and training sessions;
o the potential return on investment of investing in a particular firm's system;
o our potential ability to obtain a significant level of the market share in the broker/dealer firm's distribution channel;
o the broker/dealer firm's registered representative and customer profiles; and
o the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:
o issuance and maintenance of the Contracts,
o maintenance of Owner records,
o processing and mailing of account statements and other mailings to Owners, and
o routine customer service including:
  -  responding to Owner correspondence and inquiries,
  -  processing of Contract changes,
  -  processing withdrawal requests (both partial and total) and
  -  processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial's ability to perform its obligations.

FINANCIAL STATEMENTS
The financial statements of Allianz Life of New York and the financial statements of the Separate Account have been included in the Statement of Additional Information.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

13.TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

ALLIANZ LIFE OF NEW YORK. . . . . . . . . . . . .   2
EXPERTS. . . . . . . . . . . . . . . . . . . . . .  2
LEGAL OPINIONS. . . . . . . . . . . . . . . . . .   2
DISTRIBUTOR. . . . . . . . . . . . . . . . . . . .  2
REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE.  3
FEDERAL TAX STATUS. . . . . . . . . . . . . . . .   3
  General. . . . . . . . . . . . . . . . . . . . .  3
  Diversification. . . . . . . . . . . . . . . . .  4
  Owner Control. . . . . . . . . . . . . . . . . .  4
  Contracts Owned by Non-Individuals. . . . . . .   5
  Income Tax Withholding. . . . . . . . . . . . . . 5
  Required Distributions. . . . . . . . . . . . . . 5
  Qualified Contracts. . . . . . . . . . . . . . .  6
ANNUITY PROVISIONS. . . . . . . . . . . . . . . .   7
  Annuity Units/Calculating Annuity Payments. . .   7
MORTALITY AND EXPENSE RISK GUARANTEE. . . . . . .   7
FINANCIAL STATEMENTS. . . . . . . . . . . . . . .   7
APPENDIX - CONDENSED FINANCIAL INFORMATION. . . .   8





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

14.PRIVACY AND SECURITY STATEMENT
JULY 2009

Your privacy is a high priority for Allianz Life Insurance Company of New York. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we gather about you.

ALLIANZ LIFE[R] OF NY DOES NOT SELL YOUR INFORMATION TO ANYONE

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an "opt-in election," an "opt-out election" or an authorization from you. We also do not share your information with any of our affiliated companies, except for the purpose of servicing your policy.

INFORMATION ABOUT YOU THAT ALLIANZ LIFE OF NY COLLECTS

Allianz Life of NY collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:
o From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.
o From others, through the process of handling a claim. This may include information from medical or accident reports.
o From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
o From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
o From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

If you visit one of our websites, we may use "cookies" (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily.

INFORMATION ABOUT YOU THAT ALLIANZ LIFE OF NY SHARES

Allianz Life of NY does not share information about current or former customers with anyone, except as "allowed by law." "Allowed by law" means that we may share your information, such as your name, address and policy information, as follows:
o With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.
o With your insurance agent so that they can perform services for you.
o With medical professionals in order to process your claim.
o With a state Department of Insurance in order to examine our records or business practices.
o With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.
o With research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

ALLIANZ LIFE OF NY POLICIES AND PRACTICES REGARDING SECURITY OF YOUR INFORMATION

Allianz Life of NY uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to information about you to those employees who need the information to service your policy. Allianz Life of NY works to ensure that our websites are secure. We use state of the art technology to protect the information that may be shared over these sites.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

YOUR ABILITY TO ACCESS AND CORRECT YOUR INFORMATION

You have the right to access and get a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting your information.

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

NOTIFICATION OF CHANGE

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes.

FOR MORE INFORMATION OR IF YOU HAVE QUESTIONS

If you have any questions or concerns about our privacy policies or procedures, please call us at 800-729-9743, or write us at the following address.
  Allianz Life Insurance Company of New York
  Home Office: New York, NY
  Administrative Office
  PO Box 1431
  Minneapolis, MN 55440-1431
                                                              M40018-NY (7/2009)




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION
This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. Except for the AZL Funds, the PIMCO VIT portfolios, and the Premier VIT OpCap Mid Cap Portfolio, neither the Investment Options nor their advisers are affiliated with Allianz Life. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options' prospectuses for further information regarding the expenses you may expect to pay.

[TO BE UPDATED UPON AMENDMENT]

INVESTMENT     MANAGEMENT   RULE  SERVICE   OTHER   ACQUIRED    TOTAL ANNUAL OPERATING      AMOUNT OF      TOTAL ANNUAL OPERATING
OPTION            FEES     12B-1    FEES   EXPENSES FUND FEES EXPENSES BEFORE CONTRACTUAL  CONTRACTUAL   EXPENSES AFTER CONTRACTUAL
                           FEES*                       AND      FEE WAIVERS OR EXPENSE     FEE WAIVERS     FEE WAIVERS OR EXPENSE
                                                    EXPENSES        REIMBURSEMENTS             AND             REIMBURSEMENTS
                                                                                          REIMBURSEMENTS
BLACKROCK
AZL BlackRock          .80    .25        -      .15         -                        1.20              -                       1.20
Capital
Appreciation
Fund[(1)]
AZL                    .35    .25        -      .10         -                         .70              -                        .70
International
Index
Fund[(1)]
AZL Money              .35    .25        -      .09         -                         .69              -                        .69
Market
Fund[(1)]
AZL S&P 500            .17      -        -      .23         -                         .40            .14                        .26
Index Fund -
Class
1[(1),(5),(6)]
AZL S&P 500            .17    .25        -      .23         -                         .65            .14                        .51
Index Fund -
Class
2[(1),(5)]
AZL Small Cap          .26    .25        -      .26         -                         .77            .17                        .60
Stock Index
Fund - Class
2[(1)]
BlackRock              .65    .25        -      .13         -                        1.03              -                       1.03
Global
Allocation
V.I. Fund -
Class 3
COLUMBIA
AZL Columbia           .75    .25        -      .13         -                        1.13              -                       1.13
Mid Cap Value
Fund[(1)]
AZL Columbia           .90      -        -      .32         -                        1.22            .12                       1.10
Small Cap
Value Fund -
Class
1[(1),(5),(6)]
AZL Columbia           .90    .25        -      .34         -                        1.49            .12                       1.37
Small Cap
Value Fund -
Class
2[(1),(5)]
DAVIS
AZL Davis NY           .75      -        -      .10         -                         .85              -                        .85
Venture Fund -
Class
1[(1),(5),(6)]
AZL Davis NY           .75    .25        -      .12         -                        1.12              -                       1.12
Venture Fund -
Class
2[(1),(5)]
Davis VA               .75      -        -      .13         -                         .88              -                        .88
Financial
Portfolio[(4)]
DREYFUS
AZL Dreyfus            .77    .25        -      .08         -                        1.10              -                       1.10
Equity Growth
Fund[(1)]
EATON VANCE
AZL Eaton              .73    .25        -      .09         -                        1.07              -                       1.07
Vance Large
Cap Value
Fund[(1)]
FRANKLIN
TEMPLETON
AZL Franklin           .75    .25        -      .12         -                        1.12              -                       1.12
Small Cap
Value
Fund[(1)]
AZL Franklin           .70    .25        -      .25         -                        1.20              -                       1.20
Templeton
Founding
Strategy Plus
Fund - Class
2[(1)]
Franklin High          .57    .25        -      .09         -                         .91              -                        .91
Income
Securites Fund
- Class 2[(3)]
Franklin               .45    .25        -      .02         -                         .72              -                        .72
Income
Securities
Fund - Class
2[(3)]
Franklin               .00    .25        -      .13       .65                        1.03            .03                       1.00
Templeton VIP
Founding Funds
Allocation
Fund - Class
2[(7)]
Franklin U.S.          .49    .25        -      .04         -                         .78              -                        .78
Government
Fund - Class
2[(3)]
Franklin Zero          .60      -        -      .08         -                         .68              -                        .68
Coupon Fund
2010 - Class
1[(3)]







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

INVESTMENT     MANAGEMENT   RULE  SERVICE   OTHER   ACQUIRED    TOTAL ANNUAL OPERATING      AMOUNT OF      TOTAL ANNUAL OPERATING
OPTION            FEES     12B-1    FEES   EXPENSES FUND FEES EXPENSES BEFORE CONTRACTUAL  CONTRACTUAL   EXPENSES AFTER CONTRACTUAL
                           FEES*                       AND      FEE WAIVERS OR EXPENSE     FEE WAIVERS     FEE WAIVERS OR EXPENSE
                                                    EXPENSES        REIMBURSEMENTS             AND             REIMBURSEMENTS
                                                                                          REIMBURSEMENTS
Mutual Global          .80    .25        -      .18         -                        1.23              -                       1.23
Discovery
Securities
Fund - Class 2
Mutual Shares          .60    .25        -      .13         -                         .98              -                        .98
Securities
Fund - Class 2
Templeton              .47    .25        -      .11         -                         .83              -                        .83
Global Bond
Securities
Fund - Class
2[(3)]
Templeton              .74    .25        -      .04         -                        1.03              -                       1.03
Growth
Securities
Fund - Class
2[(3)]
INVESCO
AZL Invesco            .90    .25        -      .22         -                        1.37              -                       1.37
International
Equity
Fund[(1)]
J.P.
MORGAN
AZL JPMorgan           .80      -        -      .23         -                        1.03            .08                        .95
U.S. Equity
Fund - Class
1[(1),(5),(6)]
AZL JPMorgan           .80    .25        -      .25         -                        1.30            .08                       1.22
U.S. Equity
Fund - Class
2[(1),(5)]
MFS
AZL MFS                .75    .25        -      .11         -                        1.11              -                       1.11
Investors
Trust
Fund[(1)]
OPPENHEIMER
CAPITAL
AZL OCC Growth         .75    .25        -      .20         -                        1.20              -                       1.20
Fund[(1)]
AZL OCC                .85    .25        -      .15         -                        1.25              -                       1.25
Opportunity
Fund[(1)]
PIMCO
PIMCO VIT All         .425      -      .15        -       .76                       1.335            .02                      1.315
Asset
Portfolio -
Admin.
Class[(4),(8),(9)]
PIMCO VIT              .74      -      .15      .17    .09                           1.15            .09                       1.06
CommodityRealReturn
Strategy
Portfolio -
Admin.
Class[(2),(4),(9)]
PIMCO VIT              .85      -      .15      .13         -                        1.13              -                       1.13
Emerging
Markets Bond
Portfolio -
Admin.
Class[(4)]
PIMCO VIT              .75      -      .15      .07         -                         .97              -                        .97
Global Bond
Portfolio
(Unhedged) -
Admin.
Class[(4)]
PIMCO VIT              .95      -      .15      .09       .68                        1.87            .77                       1.10
Global Multi-
Asset
Portfolio -
Admin.
Class[(9)]
PIMCO VIT High         .60      -      .15        -         -                         .75              -                        .75
Yield
Portfolio -
Admin.
Class[(4)]
PIMCO VIT Real         .50      -      .15      .06         -                         .71              -                        .71
Return
Portfolio -
Admin.
Class[(4)]
PIMCO VIT              .50      -      .15      .23         -                         .88              -                        .88
Total Return
Portfolio -
Admin.
Class[(4)]
SCHRODER
AZL Schroder          1.23    .25        -      .47         -                        1.95            .28                       1.67
Emerging
Markets Equity
Fund[(1)]
TURNER
AZL Turner             .85    .25        -      .16         -                        1.26              -                       1.26
Quantitative
Small Cap
Growth
Fund[(1)]
VAN KAMPEN
AZL Van Kampen         .75    .25        -      .13         -                        1.13              -                       1.13
Equity and
Income
Fund[(1)]
AZL Van Kampen         .90    .25        -      .28         -                        1.43            .07                       1.36
Global Real
Estate
Fund[(1)]
AZL Van Kampen         .76    .25        -      .11         -                        1.12              -                       1.12
Growth and
Income
Fund[(1)]
AZL Van Kampen         .95    .25        -      .15         -                        1.35              -                       1.35
International
Equity
Fund[(1)]
AZL Van Kampen         .80    .25        -      .10         -                        1.15              -                       1.15
Mid Cap Growth
Fund[(1)]







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees, except for those classes of shares that do not pay a 12b-1 fee, as identified by footnote (5).

(1)Allianz Investment Management LLC (AZIM), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting certain operating expenses to the amount listed above in the far right column, after waivers and reimbursements, through April 30, 2011. The operating expenses covered by the expense limitation agreement include fees deducted from Investment Option assets such as audit fees and payments to independent trustees, but do not include the operating expenses of other investment companies in which the Investment Option may invest (acquired fund fees and expenses). The Investment Option is authorized to reimburse AZIM for management fees previously waived and/or for the cost of other expenses paid by AZIM provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. The Investment Option's ability to reimburse AZIM in this manner applies only to fees paid or reimbursement made by AZIM within the three fiscal years prior to the date of such reimbursement.
(2)PIMCO has contractually agreed to waive the management fee and the administration fee it receives from the Portfolio in an amount equal to the management fee and administration fee paid to PIMCO by the subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the subsidiary is in place.
(3)The Fund administration fee is paid indirectly through the management fee.
(4)We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits which we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options of other investment portfolios from contracts that we issue or administer. Some advisers may pay us more or less than others, however, the maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options.
(5)The Investment Option has both Class 1 shares and Class 2 shares. Class 2 shares pay a 12b-1 fee of up to 0.25% of its average daily assets. Class 1 shares do not pay a 12b-1 fee.
(6)Not currently available.
(7)The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund, so that common annual operating expenses of the fund do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010. The Fund does not pay management fees but will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' expenses for the fiscal year ended December 31, 2008.
(8)Acquired fund fees and expenses (underlying fund expenses) for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying funds and upon the total annual operating expenses of the institutional class shares of these underlying funds. Acquired fund fees and expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above.
(9) PIMCO has contractually agreed to waive or reduce the advisory fee and/or administration fee. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, does not exceed the annual expense limit. See the Investment Option prospectus for further information.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option's average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund. [TO BE UPDATED UPON AMENDMENT]

INVESTMENT    MANAGEMENT FEES  RULE  OTHER EXPENSES TOTAL ACQUIRED FUND TOTAL ANNUAL OPERATING   AMOUNT OF        TOTAL ANNUAL
OPTION                        12B-1                         FEES AND       EXPENSES BEFORE      CONTRACTUAL    OPERATING EXPENSES
                              FEES*                       EXPENSES[(2)]    CONTRACTUAL FEE      FEE WAIVERS   AFTER CONTRACTUAL FEE
                                                                          WAIVERS OR EXPENSE        AND        WAIVERS OR EXPENSE
                                                                            REIMBURSEMENTS     REIMBURSEMENTS    REIMBURSEMENTS
ALLIANZ FUND
OF FUNDS
AZL Balanced        .05         -         .15        .20            .63                    .83       -                          .83
Index
Strategy
Fund[(1)]
AZL Fusion          .20         -         .05        .25           1.25                   1.50       -                         1.50
Balanced
Fund[(1),(3)]
AZL Fusion          .20         -         .20        .40            .91                   1.31      .05                        1.26
Conservative
Fund[(1),(3)]
AZL Fusion          .20         -         .04        .24           1.36                   1.60       -                         1.60
Growth
Fund[(1),(3)]
AZL Fusion          .20         -         .05        .25           1.29                   1.54       -                         1.54
Moderate
Fund[(1),(3)]
AZL Growth          .05         -         .15        .20            .61                    .81       -                          .81
Index
Strategy
Fund[(1)]

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees.
(1)Allianz Investment Management LLC (AZIM), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting certain operating expenses from exceeding 0.35% for the AZL Fusion Conservative Fund, 0.30% for the other three Fusion Funds, and 0.20% for the AZL Balanced Index Strategy Fund and the AZL Growth Index Strategy Fund, through at least April 30, 2011. The operating expenses covered by the expense limitation include fees deducted from fund assets such as audit fees and payments to outside trustees, but do not include the operating expenses of other investment companies in which the funds may invest (acquired fund fees and expenses). Acquired fund fees and expenses are incurred indirectly by the Investment Option(s) through the Investment Option's investment in permitted underlying funds. Accordingly, acquired fees and expenses affect the Investment Option's total returns. The Investment Option is authorized to reimburse AZIM for fees previously waived and/or for the cost of other expenses paid by AZIM provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. AZIM may request and receive reimbursement of fees waived or limited and other reimbursements made by AZIM. The Investment Option's ability to reimburse AZIM in this manner only applies to fees paid or reimbursement made by AZIM within the three fiscal years prior to the date of such reimbursement.
(2)Persons with Contract Value allocated to the Allianz Fund of Funds will also indirectly pay the expenses of the underlying funds. The underlying fund fees and expenses are an estimate. These expenses will vary, depending upon the allocation of assets to individual underlying funds. In addition, it can be expected that underlying funds may be added or deleted as investments, with a resulting change in expenses. The investment advisers to the underlying funds or their affiliates may pay "service fees" to Allianz Life or its affiliates for providing customer service and other administrative services to Contract purchasers. The amount of such fees may vary by underlying fund. The underlying funds may also pay Rule 12b-1 distribution fees to the distributor of the Contracts. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees.
(3)Effective December 1, 2008, (effective April 27, 2009, for AZL Fusion Conservative Fund) the Manager and the Fund entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.15% through April 30, 2010. If this voluntary fee reduction were reflected in the table, the net annual operating expenses would be lower.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

APPENDIX B - CONDENSED FINANCIAL INFORMATION
The consolidated financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C may be found in the Statement of Additional Information.

Accumulation Unit value (AUV) information corresponding to the highest and lowest combination of charges for the Contract currently offered by this prospectus is listed in the tables below. You can find AUV information corresponding to the additional combinations of charges in the appendix to the Statement of Additional Information.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional Information. The Statement of Additional Information is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.

 * KEY TO BENEFIT OPTION                                  M&E CHARGES
 Allianz Vision New York - Base Contract                     1.40%
 Allianz Vision New York - Contract with the Bonus Option    1.90%

(Number of Accumulation Units in thousands) [TO BE UPDATED UPON AMENDMENT]

BENEFIT  PERIOD    AUV AT   AUV AT  NUMBER OF ACCUMULATION UNITS   BENEFIT  PERIOD    AUV AT   AUV AT  NUMBER OF ACCUMULATION UNITS
OPTION * OR YEAR BEGINNING  END OF  OUTSTANDING AT END OF PERIOD   OPTION * OR YEAR BEGINNING  END OF  OUTSTANDING AT END OF PERIOD
          ENDED  OF PERIOD  PERIOD                                           ENDED  OF PERIOD  PERIOD


          AZL Balanced Index Strategy Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
      AZL BlackRock Capital Appreciation Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
          AZL Columbia Mid Cap Value Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
         AZL Columbia Small Cap Value Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
             AZL Davis NY Venture Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
           AZL Dreyfus Equity Growth Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
        AZL Eaton Vance Large Cap Value Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
         AZL Franklin Small Cap Value Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
 AZL Franklin Templeton Founding Strategy Plus Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

BENEFIT  PERIOD    AUV AT   AUV AT  NUMBER OF ACCUMULATION UNITS   BENEFIT  PERIOD    AUV AT   AUV AT  NUMBER OF ACCUMULATION UNITS
OPTION * OR YEAR BEGINNING  END OF  OUTSTANDING AT END OF PERIOD   OPTION * OR YEAR BEGINNING  END OF  OUTSTANDING AT END OF PERIOD
          ENDED  OF PERIOD  PERIOD                                           ENDED  OF PERIOD  PERIOD


         AZL Fusion Balanced Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
       AZL Fusion Conservative Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
          AZL Fusion Growth Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
         AZL Fusion Moderate Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
      AZL Growth Index Strategy Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
       AZL International Index Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
   AZL Invesco International Equity Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
       AZL JPMorgan U.S. Equity Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
       AZL MFS Investors Trust Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
           AZL Money Market Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
            AZL OCC Grwoth Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
         AZL OCC Opportunity Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
          AZL S&P 500 Index Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009
 AZL Schroder Emerging Markets Equity Fund
 1.40%  12/31/2007     1.90% 12/31/2007
        12/31/2008           12/31/2008
        12/31/2009           12/31/2009







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

BENEFIT  PERIOD    AUV AT   AUV AT  NUMBER OF ACCUMULATION UNITS   BENEFIT  PERIOD    AUV AT   AUV AT  NUMBER OF ACCUMULATION UNITS
OPTION * OR YEAR BEGINNING  END OF  OUTSTANDING AT END OF PERIOD   OPTION * OR YEAR BEGINNING  END OF  OUTSTANDING AT END OF PERIOD
          ENDED  OF PERIOD  PERIOD                                           ENDED  OF PERIOD  PERIOD


            AZL Small Cap Stock Index Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
     AZL Turner Quantitative Small Cap Growth Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
         AZL Van Kampen Equity and Income Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
        AZL Van Kampen Global Real Estate Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
         AZL Van Kampen Growth and Income Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
       AZL Van Kampen International Equity Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
          AZL Van Kampen Mid Cap Growth Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
         BlackRock Global Allocation V.I. Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
             Davis VA Financial Portfolio
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
         Franklin High Income Securities Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
            Franklin Income Securities Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
 Franklin Templeton VIP Founding Funds Allocation Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009
             Franklin U.S. Government Fund
  1.40%   12/31/2007             1.90%  12/31/2007
          12/31/2008                    12/31/2008
          12/31/2009                    12/31/2009







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

BENEFIT  PERIOD    AUV AT   AUV AT  NUMBER OF ACCUMULATION UNITS   BENEFIT  PERIOD    AUV AT   AUV AT  NUMBER OF ACCUMULATION UNITS
OPTION * OR YEAR BEGINNING  END OF  OUTSTANDING AT END OF PERIOD   OPTION * OR YEAR BEGINNING  END OF  OUTSTANDING AT END OF PERIOD
          ENDED  OF PERIOD  PERIOD                                           ENDED  OF PERIOD  PERIOD


          Franklin Zero Coupon Fund 2010
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
     Mutual Global Discovery Securities Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
          Mutual Shares Securities Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
          PIMCO VIT All Asset Portfolio
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
 PIMCO VIT CommodityRealReturn Strategy Portfolio
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
    PIMCO VIT Emerging Markets Bond Portfolio
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
    PIMCO VIT Global Bond Portfolio (Unhedged)
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
      PIMCO VIT Global Multi-Asset Portfolio
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
          PIMCO VIT High Yield Portfolio
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
         PIMCO VIT Real Return Portfolio
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
         PIMCO VIT Total Return Portfolio
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
      Templeton Global Bond Securities Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009
         Templeton Growth Securities Fund
 1.40%  12/31/2007          1.90%  12/31/2007
        12/31/2008                 12/31/2008
        12/31/2009                 12/31/2009






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

APPENDIX C - RIDER CHARGE EXAMPLES
If your Contract includes the Investment Protector or the Income Protector, we will deduct a rider charge from your Contract Value during the Accumulation Phase while your selected benefit is in effect and the Contract Value is positive. We calculate the rider charge daily beginning on the day after the rider effective date, and we deduct it for each quarter on the earlier of the following: at the end of the Business Day before the Quarterly Anniversary, or when we deduct the final rider charge.

We calculate the daily rider charge at the end of each day that the rider charge is in effect. Under the Investment Protector, the daily rider charge is equal to the daily rider charge rate multiplied by the Target Value at the end of the current Business Day. Under the Income Protector, the daily rider charge is equal to the daily rider charge rate multiplied by the Benefit Base at the end of the current Business Day. The daily rider charge rate is the current annualized rate for your selected benefit that was effective on the previous Quarterly Anniversary divided by 365. The rider charge we assess for each quarter will be the sum of all daily rider charges we computed for the previous quarter.

EXAMPLE OF RIDER CHARGE CALCULATION UNDER THE INVESTMENT PROTECTOR
o You purchase a Contract on January first with an initial Purchase
  Payment of $100,000. You select the Investment Protector at issue. For this example, assume that the benefit is subject to a current rider charge of 2.50% of the Target Value. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance charge.
o During the first quarter you make no additional Purchase Payments and take no withdrawals. Your Target Value during the entire first quarter is equal to the Purchase Payment received on the Issue Date ($100,000). There are 90 days in the first quarter, but we do not assess the rider charge on the rider effective date, so we will only assess a rider charge for 89 days.

We calculate the Investment Protector daily rider charge on each day for the first quarter as follows:
  The daily rider charge rate = 2.50% {divide} 365 = ........0.006849%
  Multiplied by the Target Value on that day................x $100,000
       .......................................................$   6.85
Therefore, the total rider charge for the Investment Protector for the first quarter is the sum of 89 days worth of daily rider charges, or $6.85 x 89 = $609.65. We would deduct $609.65 from your Contract Value at the end of the Business Day before the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Target Value.

If you do not make any additional Purchase Payments or take any withdrawals for the remainder of the year, your Target Value will not change. Assuming we do not exercise our right to change your rider charge on any of the Quarterly Anniversaries, we would assess charges for the remainder of the year as follows.
o The second quarter has 91 days, so at the end of the Business Day before the second Quarterly Anniversary, we would deduct $623.35 ($6.85 x 91).
o The third quarter has 92 days, so at the end of the Business Day before the third Quarterly Anniversary, we would deduct $630.20 ($6.85 x 92).
o The fourth quarter also has 92 days, so at the end of the Business Day before the fourth Quarterly Anniversary (which is also the first Contract Anniversary), we would deduct $630.20.

The total Investment Protector rider charge for the first rider year would be $2,493.40. The actual rider charge that you pay for the following years will change because we calculate the charge for every day in the year. The charge may also change if your Target Value increases or decreases or we exercise our right to change your current rider charge.

NOTE: An additional Purchase Payment or withdrawal will change both the Target Value and the amount of the daily rider charge, which means the amount of your daily rider charge could change during a Contract quarter.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

EXAMPLE OF RIDER CHARGE CALCULATION UNDER THE INCOME PROTECTOR
o You purchase a Contract on January first with an initial Purchase
  Payment of $100,000. For this example, assume that the Annual Increase Percentage is 6% and the number of Guarantee Years is 12. You select the Income Protector with single Lifetime Plus Payments at issue. The benefit is subject to a current rider charge of 2.50% of the Benefit Base. During this year you do not make any additional Purchase Payments, take any withdrawals, or begin taking Lifetime Plus Payments and we do not exercise our right to change your rider charge. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance charge.
o Your Annual Increase and Benefit Base during the entire first quarter are both equal to the Purchase Payment received on the Issue Date ($100,000). There are 90 days in the first quarter, but we do not assess the rider charge on the rider effective date, so we will only assess a rider charge for 89 days.

We calculate the Income Protector daily rider charge on each day for the first quarter as follows:
  The daily rider charge rate = 2.50% {divide} 365 = ........0.006849%
  Multiplied by the Benefit Base on that day................x $100,000
       .......................................................$   6.85

Therefore, the total rider charge for the Income Protector for the first quarter is the sum of 89 days worth of daily rider charges, or $6.85 x 89 = $609.65. We would deduct $609.65 from your Contract Value at the end of the Business Day before the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.

o On the first Quarterly Anniversary you receive a 6% simple interest to the Annual Increase, which is $100,000 + ($100,000 x (6% / 4)) = $101,500.
  Your Contract Value at the end of the previous Business Day is less than the Annual Increase, so we do not reset your Annual Increase. We will also increase your Benefit Base to equal the new Annual Increase ($101,500). There are 91 days in the second quarter.

We calculate the Income Protector daily rider charge on each day for the second quarter as follows:
  The daily rider charge rate = 2.50% {divide} 365 = ........0.006849%
  Multiplied by the Benefit Base on that day................x $101,500
       .......................................................$   6.95

Therefore, the total rider charge for the Income Protector for the second quarter is the sum of 91 days worth of daily rider charges, or $6.95 x 91 = $632.45.

o On the second Quarterly Anniversary you receive a 6% simple interest to the Annual Increase, which is $101,500 + ($100,000 x (6% / 4)) = $103,000.
  Your Contract Value at the end of the previous Business Day is less than the Annual Increase, so we do not reset your Annual Increase. We will also increase your Benefit Base to equal the new Annual Increase ($103,000). There are 92 days in the third quarter.

We calculate the Income Protector daily rider charge for the third quarter as follows:
  The daily rider charge rate = 2.50% {divide} 365 = ........0.006849%
  Multiplied by the Benefit.................................x $103,000
       .......................................................$   7.05

Therefore, the total rider charge for the Income Protector for the third quarter is the sum of 92 days worth of daily rider charges, or $7.05 x 92 = $648.60.

o On the third Quarterly Anniversary you receive a 6% simple interest to the Annual Increase, which is $103,000 + ($100,000 x (6% / 4)) = $104,500.
  Your Contract Value at the end of the previous Business Day is $109,000, which is greater than the Annual Increase, so we reset your Annual Increase to $109,000. We will also increase your Benefit Base to equal the new Annual Increase ($109,000). There are 92 days in the fourth quarter.

We calculate the Income Protector daily rider charge for the fourth quarter as follows:
  The daily rider charge rate = 2.50% {divide} 365 = ........0.006849%
  Multiplied by the Benefit Base on that day................x $109,000
       .......................................................$   7.47






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

Therefore, the total rider charge for the Income Protector for the fourth quarter is the sum of 92 days worth of daily rider charges, or $7.47 x 92 = $687.24.

The total Income Protector rider charge for the first rider year would be $2,577.94. The actual rider charge that you pay for the following years will change because we calculate the charge for every day in the year. The charge may also change if your Benefit Base increases or decreases or we exercise our right to change your current rider charge.

NOTE: An additional Purchase Payment, withdrawal taken before the Benefit Date, an Excess Withdrawal, or an annual payment increase to Lifetime Plus Payments will change both the Benefit Base and the amount of the daily rider charge, which means the amount of your daily rider charge could change during a Contract quarter.

EXAMPLE OF THE EFFECT OF A WITHDRAWAL ON THE RIDER CHARGE CALCULATION UNDER THE INCOME PROTECTOR
o You purchase a Contract on January first with an initial Purchase
  Payment of $100,000. You select the Income Protector with single Lifetime Plus Payments at issue. The benefit is subject to a current rider charge of 2.50% of the Benefit Base. Your Benefit Base on the rider effective date is equal to the Purchase Payment received on the Issue Date ($100,000). All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance charge.
o On the 20th day of the first quarter you have not begun receiving
  Lifetime Plus Payments and you take a withdrawal of $10,100 when your Contract Value at the end of that day is $101,000. The percentage of Contract Value withdrawn is 10% ($10,100 {divide} $101,000). The withdrawal also proportionately reduces your Benefit Base as follows: $100,000 - ($10% x $100,000) = $100,000 - $10,000 = $90,000.
o There are 90 days in the first quarter, but we do not assess the rider charge on the rider effective date, so we will only assess a rider charge for 89 days.

We calculate the Income Protector daily rider charge each day for the first 19 days of the quarter as follows:
  The daily rider charge rate = 2.50% {divide} 365 = ........0.006849%
  Multiplied by the Benefit Base on that day................x $100,000
       ........................................................$  6.85
We calculate the Income Protector daily rider charge each day for the next 70 days of the quarter as follows:
  The daily rider charge rate = 2.50% {divide} 365 = ........0.006849%
  Multiplied by the Benefit Base on that day.................x $90,000
       .......................................................$   6.16

Therefore, the total rider charge for the Income Protector for the first quarter is the sum of 89 days worth of daily rider charges, or ($6.85 x 19) + ($6.16 x
70) = $130.15 + $431.20 = $561.35. We would deduct $561.35 from your Contract
Value at the end of the Business Day before the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.

EXAMPLE OF THE EFFECT OF AN ANNUAL PAYMENT INCREASE TO LIFETIME PLUS PAYMENTS ON THE RIDER CHARGE CALCULATION UNDER THE INCOME PROTECTOR
o You purchase a Contract on January first with an initial Purchase
  Payment of $100,000. You select the Income Protector with single Lifetime Plus Payments at issue. The benefit is subject to a current rider charge of 2.50% of the Benefit Base. Your Benefit Base on the rider effective date is equal to the Purchase Payment received on the Issue Date ($100,000). All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance charge.
o You begin taking the annual maximum Lifetime Plus Payment you are entitled to 15 days into the first quarter, and your Benefit Base on the Benefit Date is $100,000.
o On the first Benefit Anniversary you receive an annual payment increase to your Lifetime Plus Payment because your Contract Value has increased to $102,000, and we also increase your Benefit Base to equal the $102,000 Contract Value.
o During the first quarter of the second year, you do not take any Excess Withdrawals and as of the first Quarterly Anniversary of the second year, we have not exercised our right to change your rider charge. There are 90 days in the first quarter of the second year.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We calculate the Income Protector daily rider charge each day for the first 15 days of the first quarter of the second rider year as follows:
  The daily rider charge rate = 2.50% {divide} 365 = ........0.006849%
  Multiplied by the Benefit Base on that day................x $100,000
       .......................................................$   6.85
We calculate the Income Protector daily rider charge each day for the next 75 days of the first quarter of the second rider year as follows:
  The daily rider charge rate = 2.50% {divide} 365 = ........0.006849%
  Multiplied by the Benefit Base on that day................x $102,000
       .......................................................$   6.99

Therefore, the total rider charge for the Income Protector for the fifth quarter is the sum of 90 days worth of daily rider charges, or ($6.85 x 15) + ($6.99 x
75) = $102.75 + $524.25 = $627.00. We would deduct $627.00 from your Contract
Value at the end of the Business Day before the first Quarterly Anniversary of the second Contract Year, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

APPENDIX D - WITHDRAWAL CHARGE EXAMPLES
All of the following examples assume you purchase a Contract with an initial Purchase Payment of $100,000, you do not select the Short Withdrawal Charge Option or the Bonus Option, and you make no additional Purchase Payments. The free withdrawal privilege for each Contract Year is 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. This means at the beginning of each Contract Year, there would be $12,000 available under the free withdrawal privilege.

FULL WITHDRAWAL WHEN THE CONTRACT VALUE HAS DECLINED DUE TO A LOSS IN
  YOUR SELECTED INVESTMENT OPTIONS:
o You take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. You have taken no other withdrawals from the Contract.
o There are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.

We calculate the withdrawal charge as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges) = $100,000 - $0 =
  $100,000
  Reduced by the amount of the free withdrawal privilege = 12% x $100,000
  =..........................................................-  12,000
           ..................................................$  88,000
  Multiplied by the withdrawal charge........................x    7.5%
       ......................................................$   6,600
Therefore, we would withdraw $90,000 from the Contract and pay you $83,400 ($90,000 less the $6,600 withdrawal charge).

PARTIAL WITHDRAWAL UNDER THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY A FULL
  WITHDRAWAL:
o You take a partial withdrawal of $9,000 in the second Contract Year. The total amount available under the free withdrawal privilege at this time is $12,000. The $9,000 withdrawn is not subject to a withdrawal charge, but it will reduce the Withdrawal Charge Basis on a dollar for dollar basis.
o You take a full withdrawal in the third Contract Year when the Contract
  Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.

We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges) = $100,000 - $9,000
  =   $ 91,000
  Reduced by the amount of the free withdrawal privilege = 12% x $100,000
  =..........................................................-  12,000
           ...................................................$ 79,000
  Multiplied by the withdrawal charge........................x    7.5%
       ......................................................$   5,925
Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $84,075 ($90,000 less the $5,925 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $93,075.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

PARTIAL WITHDRAWAL IN EXCESS OF THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY
  A FULL WITHDRAWAL:
o You take a partial withdrawal of $15,000 in the second Contract Year when the withdrawal charge is 8.5%. The total amount available under the free withdrawal privilege at this time is $12,000, so $3,000 of the withdrawal is subject to a withdrawal charge and will reduce the Withdrawal Charge Basis.

We calculate the withdrawal charge for the partial withdrawal as follows:
  The amount of the withdrawal that is subject to a withdrawal charge$
  3,000...............................................................
  Divided by (1 minus the withdrawal charge percentage).{divide} 0.915
  Total amount withdrawn.......................................$ 3,279
  Total withdrawal charge (amount withdrawn minus the amount requested) =
     $3,279 - $3,000 =........................................$    279

Therefore, we would withdraw $15,279 from the Contract and pay you $15,000.

o Continuing the example, assume you take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.
We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges) = $100,000 - $15,279
  =   $ 84,721
  Reduced by the amount of the free withdrawal privilege = 12% x $100,000
  =..........................................................-  12,000
           ...................................................$ 72,721
  Multiplied by the withdrawal charge..........................x  7.5%
       ......................................................$   5,454

Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $84,546 ($90,000 less the $5,454 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $99,546.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

APPENDIX E - THE TARGET DATE BENEFITS
There were two versions of these benefits: (i) the Target Date Retirement Benefit, which was available before January 26, 2009; and (ii) the Target Date 10 Benefit, which was available from January 26, 2009 until March 31, 2009. Neither of these benefits are currently available for selection. Both benefits have an additional M&E charge and that charge is guaranteed for the life of the benefit. The two versions of these benefits are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and had a lower additional M&E charge as indicated in the following table.

                                                         M&E CHARGE[(1)]
                                                 ACCUMULATION PHASE ANNUITY PHASE
ADDITIONAL M&E CHARGE FOR OPTIONAL BENEFITS[(2)]
   TARGET DATE 10 BENEFIT                              0.55%             NA
   TARGET DATE RETIREMENT BENEFIT                      0.40%             NA

(1)The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses - Mortality and Expense Risk (M&E) Charge.
(2)The additional M&E charge associated with this optional benefit will continue until the earlier of the benefit's termination, or when your Contract Value is reduced to zero.

NOTE: IN YOUR CONTRACT, THE NAME FOR YOUR TARGET DATE RIDER MAY BE DIFFERENT THAN THE NAME WE USE HERE IN THIS PROSPECTUS. If the minimum number of Contract Years to the initial Target Value Date that is shown on your Contract schedule is ten, then you have the Target Date 10 Benefit that is discussed in this prospectus; if instead the minimum is seven years, then you have the Target Date Retirement Benefit. However, in your Contract, both of these benefits use the name "Target Date Retirement Benefit Rider."

Your Contract Value will increase and decrease depending on the performance of the underlying Investment Options you selected. Depending on market conditions, you can gain or lose value in the Investment Options, including your principal. However, the Target Date Benefits are intended to provide a level of protection for the principal you invest and during the Accumulation Phase, to lock in any past investment gains at a future point that you select (the Target Value Date). To provide this protection, we restrict your allocations to the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options.

The Target Date Benefits guarantee that, beginning on your initial Target Value Date (and on each subsequent Contract Anniversary until the benefit terminates) your Contract Value will at least equal the Target Value. The Target Value is the highest Contract Value that occurred at issue or on any subsequent Contract Anniversary, adjusted for any subsequent additional Purchase Payments or partial withdrawals. The earliest available initial Target Value Date is ten Contract Years after you selected the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest available initial date is the Contract Anniversary before the older Owner's 91st birthday. For example, assume you purchased a Contract with the Target Date 10 Benefit with the earliest available initial Target Value Date, make one initial payment, and take no withdrawals. Then, on the tenth Contract Anniversary the Target Date 10 Benefit guarantees that your Contract Value will be at least the initial Purchase Payment or the highest Contract Value on any Contract Anniversary up to and including the tenth Contract Anniversary.

If your Contract Value is less than this guaranteed amount on the Target Value Date and each subsequent Contract Anniversary, we will credit your Contract Value with the difference. We will allocate this amount to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit.

NOTE: YOU HAVE LIMITED PROTECTION UNDER THE TARGET DATE BENEFITS UNLESS YOU HOLD THE CONTRACT UNTIL THE INITIAL TARGET VALUE DATE. IN ADDITION, THE TARGET DATE BENEFITS DO NOT PROVIDE ANY GUARANTEE TO YOUR CONTRACT VALUE BEFORE THE INITIAL TARGET VALUE DATE AND DO NOT LOCK IN ANY GAINS THAT OCCUR BETWEEN ANNIVERSARIES.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

NOTE: UNDER THE TARGET DATE BENEFITS, YOU CAN ONLY MAKE ADDITIONAL PURCHASE PAYMENTS AND PARTICIPATE IN THE AUTOMATIC INVESTMENT PLAN FOR THREE YEARS AFTER THE RIDER EFFECTIVE DATE. In addition, the flexible rebalancing program will not be available to you during the period that one of the Target Date Benefits is part of your Contract. However, if you remove your selected Target Date Benefit from your Contract, these restrictions will no longer apply on or after the rider termination date.

NOTE REGARDING PARTIAL WITHDRAWALS FOR CONTRACTS WITH A TARGET DATE BENEFIT:
You cannot take a partial withdrawal from specific Investment Options if your Contract includes a Target Date Benefit.

REMOVING A TARGET DATE BENEFIT FROM YOUR CONTRACT
You can remove your selected Target Date Benefit from your Contract at any time. However, if your Contract includes the No Withdrawal Charge Option, you can only remove a Target Date Benefit if you can simultaneously replace it with the Income Protector Benefit (see section 11, Selection of Optional Benefits - Replacing the Optional Benefits). You can request the removal of a Target Date Benefit by completing the appropriate form. We must receive this form within 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. If you remove one of the Target Date Benefits from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

THE TARGET VALUE DATE
We may apply a credit to your Contract Value on each Target Value Date. Each Target Value Date will occur on a Contract Anniversary. You selected the initial Target Value Date when you added the benefit to your Contract. The earliest initial Target Value Date you could have selected is ten Contract Years after the rider effective date under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest initial Target Value Date you can select is the Contract Anniversary before the older Owner's 91st birthday. If the Contract is owned by a non-individual, the latest initial Target Value Date you can select is the Contract Anniversary before the Annuitant's 91st birthday. Additional Target Value Dates will then occur on each subsequent Contract Anniversary while your selected Target Date Benefit is in effect. If the Target Value Date does not fall on a Business Day, we will apply any associated credit to your Contract Value on the next Business Day.

On any Contract Anniversary before the older Owner's 81st birthday, you can reset the initial Target Value Date before it occurs as long as the Contract Value is at least equal to the Target Value on that anniversary. If the Contract is owned by a non-individual, the age restriction for resetting the initial Target Value Date is before the Annuitant's 81st birthday. The new initial Target Value Date must be on a Contract Anniversary that is at least ten Contract Years after we process your request for the reset under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest Target Value Date is the Contract Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in Good Order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day.

Once we apply a credit to your Contract Value under one of the Target Date Benefits, the credit becomes part of your Contract Value and is available for immediate withdrawal (subject to any applicable withdrawal charge and penalty tax). Also, the credit will be allocated proportionately to the Investment Options you chose, and will immediately begin to participate in the investment performance of those Investment Options. Because the credit increases your Contract Value, it will also increase the total dollar amount (but not the percentage) of the M&E charge you pay. We will apply the credit to your Contract after we do any quarterly rebalancing. For tax purposes, the credit will be treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any prior payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if the entire Contract Value is then withdrawn. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal. We assess withdrawal charges against Purchase Payments withdrawn in the manner described in section 6, Expenses - Withdrawal Charge.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you will no longer have a Contract Value and, therefore, you will no longer receive any Contract Value increases under your selected Target Date Benefit.

CALCULATING THE TARGET VALUE
We only calculate the Target Value while your selected Target Date Benefit is in effect.

If the rider effective date was the Issue Date, the Target Value on the Issue Date was equal to the Purchase Payment received on the Issue Date. If the rider effective date occurred after the Issue Date, the Target Value on the rider effective date was equal to the Contract Value on that date.

On each Business Day, we increase the Target Value by the amount of any additional Purchase Payments received that day, and we reduce the Target Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary, we process any increase or decrease to the Target Value due to a Purchase Payment received that day or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Contract Anniversary, the Target Value is equal to the greater of its value on the immediately preceding Business Day or the Contract Value as of that Contract Anniversary.

WHILE ONE OF THE TARGET DATE BENEFITS APPLIES TO YOUR CONTRACT, ANY WITHDRAWALS TAKEN AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE TARGET VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Target Value, we will deduct more than the amount withdrawn and/or annuitized from the Target Value.

EXAMPLES OF THE TARGET VALUE CALCULATIONS
This example shows how we calculate the Target Value under the Target Date 10 Benefit.

o You purchased a Contract with an initial Purchase Payment of $100,000.
  You selected the Target Date 10 Benefit at issue and you also selected the earliest possible Target Value Date, which is the 10th Contract Anniversary. You make no additional Purchase Payments.

                                           CONTRACT VALUE TARGET VALUE
 On the Issue Date                            $100,000      $100,000
 1st Contract Anniversary                     $108,000      $108,000
 2nd Contract Anniversary                     $110,000      $110,000
 3rd Contract Anniversary                     $102,000      $110,000
 4th Contract Anniversary                     $104,000      $110,000
 5th Contract Anniversary                     $109,000      $110,000
 6th Contract Anniversary                     $115,000      $115,000
 7th Contract Anniversary                     $131,000      $131,000
 8th Contract Anniversary                     $121,000      $131,000
 9th Contract Anniversary                     $129,000      $131,000
 10th Contract Anniversary                    $137,000      $137,000
 11th Contract Anniversary BEFORE A CREDIT    $126,000      $137,000
 11th Contract Anniversary AFTER A CREDIT     $137,000      $137,000

o On the Issue Date, the Target Value was equal to the total Purchase
  Payment ($100,000).
o At the first Contract Anniversary the Contract Value had increased to $108,000, which is greater than the previous Target Value ($100,000), so the Target Value was increased to equal the Contract Value. The Target Value also increased on the second Contract Anniversary because the Contract Value ($110,000) was greater than the previous Target Value ($108,000).
o At the third Contract Anniversary, the Contract Value had decreased to $102,000, which is less than the previous Target Value ($110,000), so the Target Value was not increased. On the fourth and fifth Contract Anniversaries, the Contract Value was also less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $110,000.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o At the sixth Contract Anniversary the Contract Value had increased to $115,000, which is greater than the previous Target Value ($110,000), so the Target Value was increased to equal the Contract Value.
o At the seventh Contract Anniversary the Contract Value had increased to $131,000, which is greater than the previous Target Value ($115,000), so the Target Value was increased to equal the Contract Value.
o At the eighth and ninth Contract Anniversaries, the Contract Value was less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $131,000.
o At the tenth Contract Anniversary the Contract Value had increased to $137,000, which is greater than the previous Target Value ($131,000), so the Target Value was increased to equal the Contract Value. The tenth Contract Anniversary is also the initial Target Value Date. Because the Contract Value on the initial Target Value Date was greater than the Target Value, there was no credit on the tenth Contract Anniversary.
o At the eleventh Contract Anniversary, the Contract Value had decreased to $126,000, which is less than the previous Target Value ($137,000), so the Target Value was not increased. The eleventh Contract Anniversary is also the second Target Value Date. Because the Contract Value on the second Target Value Date was less than the Target Value, there was a credit of $11,000 to the Contract Value on the eleventh Contract Anniversary.

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE TARGET VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal of $9,000 (including the withdrawal charge) in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $109,000.

  The Target Value will be adjusted for the partial withdrawal as follows:
     The previous Target Value...................................$108,000.00
     Reduced proportionately by the percentage of Contract Value withdrawn ($9,000 / $109,000) =  0.08257 x $108,000 = -
       8,917.56.............................................................
  The Target Value after the partial withdrawal.................$  99,082.44
o This Target Value will remain in effect until at least the next Contract Anniversary unless you take another partial withdrawal.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING NOTE REGARDING TRANSFERS FOR CONTRACTS WITH A TARGET DATE BENEFIT: We do not count any transfers made under your Target Date Benefit's quarterly rebalancing program against any free transfers we allow. We also waive the required minimum transfer amount for transfers made under your Target Date Benefit's quarterly rebalancing program.

THESE RESTRICTIONS APPLY ONLY TO CONTRACTS WITH ONE OF THE TARGET DATE BENEFITS WHILE THE BENEFIT IS PART OF YOUR CONTRACT. WE WILL ALLOCATE ANY ADDITIONAL PURCHASE PAYMENTS ACCORDING TO YOUR MOST RECENT ALLOCATION INSTRUCTIONS IF THEY COMPLY WITH THE CURRENT MAXIMUM ALLOWABLE ALLOCATIONS; HOWEVER, IF THEY DO NOT COMPLY, WE WILL INSTEAD ALLOCATE ANY ADDITIONAL PURCHASE PAYMENTS ACCORDING TO THE CURRENT REQUIRED ALLOCATION AS DISCUSSED IN THIS SECTION. WHEN YOU SELECTED ONE OF THESE BENEFITS YOU CONSENTED TO ALLOW US TO REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under the Target Date Benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

If your Contract includes one of the Target Date Benefits, we divide your Investment Options into the four groups listed in Table 1 in section 11.a, Investment Protector - Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing with the following exception. IF YOU ADDED THE TARGET DATE RETIREMENT BENEFIT TO YOUR CONTRACT BEFORE JANUARY 26, 2009: AZL Fusion Growth Fund and Franklin Templeton VIP Founding Funds Allocation Fund are included in the Group X Investment Options instead of in the Group A Investment Options; and Franklin Income Securities Fund is included in the Group Y Investment Options instead of in the Group A Investment Options.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We determine the composition of the Investment Option groups. We will not recategorize the groups to which we assigned the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. WHEN AN INVESTMENT OPTION IS CLOSED OR SUBSTITUTED WITHIN ANY OF THE INVESTMENT OPTION GROUPS, WE WILL SEND WRITTEN NOTICE REGARDING THE CLOSING OR SUBSTITUTION 30 DAYS PRIOR TO THE EFFECTIVE DATE OF THE CLOSING OR SUBSTITUTION.


If your Contract includes one of the Target Date Benefits, we restrict your allocations to the Investment Option groups. The maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows.

                                                             TABLE 2
                                 MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE COMBINED INVESTMENT OPTION GROUPS A, B AND XBASED ON
                                THE NUMBER OF YEARS* TO THE INITIAL TARGET VALUE DATE AND THE COMPARISON OF CONTRACT VALUE (CV) TO
                                                                      THE TARGET VALUE (TV)
NUMBER OF YEARS* TO THE INITIAL CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV = CV
       TARGET VALUE DATE        94%+   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%   10%   4%   <
                                of TV to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to < 4%
                                       94%   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%  10%  of
                                      of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV  of  TV
                                                                                                                           TV
              28+                95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  95%
              27                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  90%
              26                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  90%  85%
              25                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%  85%  80%
              24                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%  80%  75%
              23                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%  75%  70%
              22                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%  70%  65%
              21                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%  65%  60%
              20                 95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%  60%  55%
              19                 95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%  55%  50%
              18                 95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%  50%  45%
              17                 95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%  45%  40%
              16                 95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%  40%  35%
              15                 95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%  35%  35%
              14                 95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%  35%  35%
              13                 95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%  35%  35%
              12                 95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%  35%  35%
              11                 90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%  35%  35%
              10                 85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%  35%  35%
               9                 80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%  35%  35%
               8                 75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               7                 70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               6                 65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               5                 60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               4                 55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               3                 50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               2                 45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               1                 40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
 INITIAL TARGET VALUE DATE AND   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
            BEYOND

* We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete Contract Years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight years from the initial Target Value Date.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

The maximum allowed allocation of Contract Value for Investment Option Group A and minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allowed allocation for the combined Groups A, B and X as follows.

                                                              TABLE 3
   WHEN THE MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE     THEN THE MAXIMUM % OF CONTRACT VALUE AND THE MINIMUM % OF CONTRACT VALUE
          COMBINEDGROUPS A, B AND X IS.              ALLOWED IN GROUP A IS.       REQUIRED IN GROUP Y IS.
                           95%                                             30%                                   5%
                           90%                                             30%                                  10%
                           85%                                             25%                                  15%
                           80%                                             25%                                  20%
                           75%                                             20%                                  25%
                           70%                                             20%                                  30%
                           65%                                             15%                                  35%
                           60%                                             15%                                  40%
                           55%                                             10%                                  45%
                           50%                                             10%                                  50%
                           45%                                              5%                                  55%
                           40%                                              5%                                  60%
                           35%                                              5%                                  65%

We automatically rebalance your Contract Value in each of the Investment Options on each Quarterly Anniversary until the rider termination date. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. The rebalancing transfers occur at the end of the Business Day immediately before the Quarterly Anniversary, so that it is in effect on the Quarterly Anniversary. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. However, if you are participating in the DCA program, quarterly rebalancing transfers will not move Contract Value into or out of the DCA Money Market Account. If you allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

At the end of the Business Day before each Quarterly Anniversary, we determine the allocation of Contract Value to your selected Investment Options as follows. First, we establish the maximum allowable allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your allocation instructions for future payments adjusted downward if necessary, to match the maximum allowable group allocation. Lastly, we will rebalance the Contract Value in your selected Investment Options according to the new required group allocations.

THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR SELECTED TARGET DATE BENEFIT TERMINATES.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

COMBINED GROUPS A, B AND X. The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary is the lesser of: a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary; or b) the maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this appendix). Table 2 compares the length of time until the initial Target Value Date and the comparison of the current Contract Value to the current Target Value.


GROUPS A AND Y. We then use Table 3 (which appears earlier in this appendix) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.







 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

COMBINED GROUPS B AND X. Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next in this appendix. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.


We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.

We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations, but if they do not comply with the current maximum allowable allocations, we will instead allocate any additional Purchase Payments according to the current required allocation as discussed next in this appendix.


NOTE: UNLESS THE MAXIMUM ALLOWABLE ALLOCATION FOR THE COMBINED GROUPS A, B, AND X CHANGES, THE MAXIMUM ALLOWABLE ALLOCATION FOR GROUP A AND THE MINIMUM REQUIRED ALLOCATION FOR GROUP Y WILL NOT CHANGE.

DETERMINING THE REQUIRED GROUP ALLOCATION

YOUR SELECTED ALLOCATIONS COMPLY WITH THE NEW MAXIMUM ALLOWABLE AND NEW MINIMUM REQUIRED ALLOCATIONS. If your selected allocations for Group A, AND the combined Groups B and X, are less than or equal to the new maximum allowable allocations for these groups, the required allocations for the Investment Option groups will be equal to your selected allocations.


YOUR SELECTED ALLOCATION FOR GROUP A COMPLIES WITH THE NEW MAXIMUM ALLOWABLE ALLOCATION, BUT YOUR SELECTED ALLOCATION FOR THE COMBINED GROUPS B AND X EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION. If your selected allocation for Group A is less than or equal to the new maximum allowable allocation for this group, the required allocation of Contract Value for Group A will be equal to your selected allocation. If your selected allocation for the combined Groups B and X is greater than the new maximum allowable allocation for these groups, then we will decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take the excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation) and apply it to Group Y.

YOUR SELECTED ALLOCATION FOR GROUP A EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION AND THERE MAY BE A CHANGE IN THE REQUIRED ALLOCATION FOR THE COMBINED GROUPS B AND X. If your selected allocation for Group A is greater than the new maximum allowable allocation for this group, then we will decrease the required allocation for Group A to equal the new maximum allowable allocation. We will then take the excess allocation from Group A (your selected allocation minus the new maximum allowable allocation) and rebalance it as follows.
  a) If your selected allocation for the combined Groups B and X is less than the new maximum allowable allocation for these groups, the new required allocation will be equal to your selected allocation for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We will then apply any remaining excess allocation from Group A to Group Y.
  b) If your selected allocation for the combined Groups B and X is greater than or equal to the new maximum allowable allocation for these groups, then we will decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take any excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for Groups B and
X. We will then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option group.


NOTE: WE WILL NEVER REALLOCATE MORE CONTRACT VALUE TO GROUP A THAN YOUR SELECTED ALLOCATION INSTRUCTIONS SPECIFY. HOWEVER, WE MAY REALLOCATE MORE CONTRACT VALUE TO THE COMBINED GROUPS B AND X THAN YOUR ALLOCATION INSTRUCTIONS SPECIFY IF WE REMOVE EXCESS CONTRACT VALUE FROM GROUP A.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

REBALANCING CALCULATION WITHIN THE INVESTMENT OPTION GROUPS
Within the Investment Option groups, the rebalancing calculation formula is:
  a x (b / c)
  where:
     a =The required group allocation on the current Quarterly Anniversary.
     b =The required allocation for each Investment Option as of the Business
       Day immediately preceding the current Quarterly Anniversary.
     c =The required group allocation as of the Business Day immediately preceding the current Quarterly Anniversary.

Because the allocation to each Investment Option must be a whole percentage, we will round your required allocation to the nearest whole percentage. The current required allocations will then become your allocation instructions for future Purchase Payments.

Transfers of Contract Value between Investment Options will not change the current required allocation for each Investment Option or the allocation instructions for future Purchase Payments. In order to change the current required allocation when you make a transfer, you must also change your allocation instructions for future Purchase Payments (see section 2, Purchase - Allocation of Purchase Payments). Any change you make to your allocation instructions for future Purchase Payments must comply with the current maximum allowable allocations. These allocation instructions will remain in place until the earlier of the next Quarterly Anniversary that this quarterly rebalancing changes your required allocation and allocation instructions for future payments, or the Business Day we process any new allocation instructions for future Purchase Payments.


NOTE:

o IT IS POSSIBLE THAT WE MAY MOVE ALL OF YOUR CONTRACT VALUE OUT OF ONE OR
  MORE OR YOUR SELECTED INVESTMENT OPTIONS DUE TO THE PASSAGE OF TIME AND/OR AS CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU WILL BE NOTIFIED BY TRANSACTION CONFIRMATION OF ANY CHANGE TO YOUR SELECTED ALLOCATION IN THE INVESTMENT OPTION GROUPS. IN ORDER TO CHANGE YOUR SELECTED INVESTMENT OPTION ALLOCATION AFTER NOTIFICATION, YOU MUST CHANGE YOUR ALLOCATION INSTRUCTIONS. YOUR NEW ALLOCATION INSTRUCTIONS ARE SUBJECT TO THE CURRENT INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS.
o UNLESS YOU RESET THE INITIAL TARGET VALUE DATE, THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN GROUP A, AND THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X WILL NEVER INCREASE, REGARDLESS OF CONTRACT VALUE PERFORMANCE.
o IF YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWABLE AMOUNT OF CONTRACT VALUE
  TO THE INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER REALLOCATIONS OF YOUR CONTRACT VALUE IN THESE GROUPS DUE TO THE PASSAGE OF TIME AND/OR AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU CAN NEVER ALLOCATE MORE THAN 30% OF YOUR CONTRACT VALUE TO
  INVESTMENT OPTION GROUP A, OR MORE THAN 95% OF YOUR CONTRACT VALUE TO INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o WE CANNOT REQUIRE YOU TO HAVE LESS THAN 5% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION GROUP A, NOR CAN WE REQUIRE YOU TO HAVE LESS THAN 35% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o INVESTMENT OPTION GROUP Y HAS NO MAXIMUM LIMIT ON THE PERCENTAGE OF
  CONTRACT VALUE YOU CAN ALLOCATE TO IT.
o THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN
  DECREASE AS THE NUMBER OF YEARS UNTIL THE INITIAL TARGET VALUE DATE DECREASES AND AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES. WE LIMIT THE AMOUNT BY WHICH THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN DECREASE IN ANY TWELVE-MONTH PERIOD. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

EXAMPLES OF QUARTERLY REBALANCING
This example shows how we apply quarterly rebalancing under the Target Date 10 Benefit (although the example would be the same for the Target Date Benefit). We are demonstrating significant losses in your Contract Value in order to illustrate the most possible changes over a short period of time. This may not be an accurate reflection of your actual performance.

o You purchased a Contract with an initial Purchase Payment of $100,000.
  You selected the Target Date 10 Benefit at issue and you selected the twelfth Contract Anniversary as your initial Target Value Date. Your initial Target Value is equal to your initial Purchase Payment of $100,000. You make no additional Purchase Payments, withdrawals, or transfers and you do not change your selected allocations after the Issue Date.
o On the Issue Date, you have twelve complete Contract Years until the initial Target Value Date, and the Contract Value is equal to the Target Value. On the Issue Date, the maximum allowable allocation of Contract Value to the Investment Options in Group A is 30%, and to the combined Groups A, B, and X it is 95%. The minimum required allocation for Group Y is 5% of Contract Value. You choose to allocate 75% of your Contract Value to the combined Groups A, B and X (with 25% to Group A, and 50% to the combined Groups B and
  X) and 25% of your Contract Value to Group Y. You allocate your Contract Value to the Investment Options as follows.

                    INVESTMENT OPTION GROUP CONTRACT VALUE ALLOCATED TO EACH INVESTMENT OPTION
Investment Option 1            A                                   15%
Investment Option 2            A                                   10%
Investment Option 3            B                                   20%
Investment Option 4            B                                   15%
Investment Option 5            X                                   15%
Investment Option 6            Y                                   25%

o During the first two Contract Years you experience the following performance.

QUARTERLY          CONTRACT   TARGET  CONTRACT   YEARS   MAXIMUM ALLOWED NEW MAXIMUM NEW MAXIMUM  REQUIRED    REQUIRED    REQUIRED
ANNIVERSARY         VALUE     VALUE   VALUE AS   UNTIL         IN         ALLOWABLE   ALLOWABLE  ALLOCATION  ALLOCATION  ALLOCATION
                                       A % OF   INITIAL  COMBINEDGROUPS  ALLOCATION  ALLOCATION  FOR GROUP A     FOR     FOR GROUP Y
                                       TARGET    TARGET  A, B AND X PER      FOR     FOR GROUP A              COMBINED
                                        VALUE    VALUE       TABLE 2      COMBINED                            GROUPS B
                                                  DATE                   GROUPS A, B                            AND X
                                                                            AND X
Issue Date         $100,000  $100,000   100%       12          95%           95%         30%         25%         50%         25%
1st                $ 87,000  $100,000    87%       12          85%           85%         25%         25%         50%         25%
2nd                $ 93,000  $100,000    93%       12          90%           85%         25%         25%         50%         25%
3rd                $ 73,000  $100,000    73%       12          75%           80%         25%         25%         50%         25%
4th                $ 89,000  $100,000    89%       11          85%           80%         25%         25%         50%         25%
5th                $ 79,000  $100,000    79%       11          75%           75%         20%         20%         55%         25%
6th                $ 73,000  $100,000    73%       11          70%           70%         20%         20%         50%         30%

o On the first Quarterly Anniversary, your Contract Value has declined to 87% of the Target Value ($87,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 85% (the lesser of the current maximum allowable allocation (95%), or the maximum allowable allocation from Table 2 (85%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 25% and the table would indicate the new minimum required allocation for Group Y has increased to 15%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o On the second Quarterly Anniversary, your Contract Value has increased to 93% of the Target Value ($93,000 / $100,000). Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 90%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (90%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the third Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X would now decrease to 75% (the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (75%)). However the maximum allowable allocation for the combined Groups A, B, and X cannot decrease by more than 15% in any twelve-month period. Because the maximum allowable allocation for the combined Groups A, B, and X was 95% on the Issue Date, the new maximum allowable allocation for the combined Groups A, B, and X is 80%. According to Table 3, the new maximum allowable allocation for Group A remains at 25% and the table would indicate the new minimum required allocation for Group Y has increased to 20%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the fourth Quarterly Anniversary, your Contract Value has increased to 89% of the Target Value ($89,000 / $100,000). The fourth Quarterly Anniversary is also the first Contract Anniversary and there are now eleven complete Contract Years until the initial Target Value Date. Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 85%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (85%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the fifth Quarterly Anniversary, your Contract Value has declined to 79% of the Target Value ($79,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 75% (the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (75%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 20%, and the new minimum required allocation for Group Y has increased to 25%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has increased to 55% (the new maximum allowable allocation for the combined Groups A, B and X (75%), less the new required allocation for Group A (20%)). Because your selected allocation for Groups B and X (50%) is less than the new maximum allowable allocation (55%), we will remove the 5% excess allocation from Group A and apply it to the combined Groups B and X. The new required allocation for Groups B and X is 55%. Because we were able to apply all the excess allocation from Group A to the combined Groups B and X, the required allocation for Group Y is equal to your selected allocation. We will then rebalance your Contract Value within the Investment Options as follows.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION[A X (B / C)]* ALLOCATION AFTER THE QUARTERLY REBALANCING
Investment Option 1            A                     = 20% x (15% / 25%)                             12%
Investment Option 2            A                     = 20% x (10% / 25%)                              8%
Investment Option 3            B                     = 55% x (20% / 50%)                             22%
Investment Option 4            B                     = 55% x (15% / 50%)                             17%
Investment Option 5            X                     = 55% x (15% / 50%)                             16%
Investment Option 6            Y                     = 25% x (25% / 25%)                             25%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.

o On the sixth Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 70% (the lesser of the current maximum allowable allocation (75%), or the maximum allowable allocation from Table 2 (70%)). According to Table 3, the new maximum allowable allocation for Group A remains at 20%, and the new minimum required allocation for Group Y increases to 30%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for the combined Groups A, B and X is 70% (the lesser of your selected allocation for the combined Groups A, B and X (75%), or the new maximum allowable allocation (70%)). The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has decreased to 50% (the new maximum allowable allocation for the combined Groups A, B and X (70%), less the new required allocation for Group A (20%)). Because your selected allocation for the combined Groups B and X (50%) is already equal to the new maximum allowable allocation (50%), the required allocation for the combined Groups B and X is equal to your selected allocation. Instead we will remove the 5% excess allocation from Group A and apply it to Group Y. We will then rebalance your Contract Value within the Investment Options as follows.

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION[A X (B / C)]* ALLOCATION AFTER THE QUARTERLY REBALANCING
Investment Option 1            A                     = 20% x (12% / 20%)                             12%
Investment Option 2            A                     = 20% x (8% / 20%)                               8%
Investment Option 3            B                     = 50% x (22% / 55%)                             20%
Investment Option 4            B                     = 50% x (17% / 55%)                             15%
Investment Option 5            X                     = 50% x (16% / 55%)                             15%
Investment Option 6            Y                     = 30% x (25% / 25%)                             30%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.

TERMINATION OF A TARGET DATE BENEFIT
Your Target Date Benefit will terminate upon the earliest of the following.
o The Business Day we process your request to remove your selected Target
  Date Benefit from the Contract (the rider termination date).
o The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then your selected Target Date Benefit will terminate as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

APPENDIX F - THE LIFETIME BENEFITS
There were two Lifetime Benefits: the Lifetime Plus Benefit and the Lifetime Plus 8 Benefit. Neither of these benefits are currently available for selection. Both of these benefits have an additional M&E charge as indicated in the following table, and that charge may increase or decrease in certain situations.

                                                                  ACCUMULATION PHASE                       ANNUITY PHASE
                                                           CURRENTM&E           MAXIMUM M&E           CURRENT AND MAXIMUM M&E
                                                          CHARGE[(1)]           CHARGE[(1)]                 CHARGE[(1)]
ADDITIONAL M&E CHARGE FOR OPTIONAL BENEFITS[(2)]
 LIFETIME PLUS BENEFIT (AVAILABLE BEFORE APRIL 1,
 2009)
   SINGLE LIFETIME PLUS PAYMENTS                             0.70%               1.50%[(3)]                     NA
   JOINT LIFETIME PLUS PAYMENTS                              0.85%               1.65%[(4)]                     NA
 THE FOLLOWING VERSIONS OF THESE BENEFITS WERE AVAILABLE FROM JANUARY 26, 2009 UNTIL MARCH 31, 2009.
   LIFETIME PLUS 8 BENEFIT
    SINGLE LIFETIME PLUS PAYMENTS                            0.95%               1.60%[(3)]                     NA
    JOINT LIFETIME PLUS PAYMENTS                             1.10%               1.75%[(4)]                     NA
 THE FOLLOWING VERSION OF THIS BENEFIT WAS AVAILABLE BEFORE JANUARY 26, 2009.
   LIFETIME PLUS 8 BENEFIT
    SINGLE LIFETIME PLUS PAYMENTS[(5)]                       0.80%               1.60%[(3)]                     NA
    JOINT LIFETIME PLUS PAYMENTS[(6)]                        0.95%               1.75%[(4)]                     NA

(1)The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses - Mortality and Expense Risk (M&E) Charge.
(2)The additional M&E charge associated with these optional benefits will continue until the earlier of the benefit's termination, or when your Contract Value is reduced to zero.
(3)This is the maximum charge we could impose if you remove a Covered Person, upon a reset of any of the guaranteed values available under either of the Lifetime Benefits, or if you receive an automatic increase to your Lifetime Plus Payments.
(4)This is the maximum charge we could impose upon a reset of any of the guaranteed values available under either of the Lifetime Benefits, or if you receive an automatic increase to your Lifetime Plus Payments.
(5)On the Benefit Date the current M&E charge reduces to 0.70%, and the maximum M&E charge reduces to 1.50%.
(6)On the Benefit Date the current M&E charge reduces to 0.85%, and the maximum M&E charge reduces to 1.65%.

Except as specified in this appendix, the same terms and conditions apply to each of the Lifetime Benefits. Each of these benefits provides guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) that are available to you during the Accumulation Phase. The Lifetime Benefits were designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime payments but eliminate both your Contract Value and death benefit.

The Lifetime Plus Benefit has a higher Lifetime Plus Payment percentage than what was available under the Lifetime Plus 8 Benefit and offered the ability to begin payments before age 65. The Lifetime Plus 8 Benefit offered the maximum potential initial payment but the simple interest increases do not begin until age 60 and you must wait to begin payments until age 65. Lifetime Plus Payments are annual payments that we initially calculate using your "Benefit Base," your "age band payment percentage," and whether you select single or joint Lifetime Plus Payments, as described in this appendix. Under both of these benefits we will restrict the Investment Options to which you can allocate money under your Contract.

When you selected your benefit you had to choose either single Lifetime Plus Payments for the lifetime of the sole Covered Person, or joint Lifetime Plus Payments for the lifetime of both joint Covered Persons. For joint Lifetime Plus Payments, the joint Covered Persons must qualify as spouses under federal law.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

You can begin receiving Lifetime Plus Payments at any time subject to certain restrictions. Once established, your annual maximum Lifetime Plus Payment may increase each year, but it cannot decrease unless you take an excess partial withdrawal (Excess Withdrawal). Payment increases are automatic and are based upon increases in your Contract Value subject to adjustments for Excess Withdrawals. Both of the Lifetime Benefits also include a Cumulative Withdrawal Benefit, which allows you to control the amount of each Lifetime Plus Payment you receive subject to certain restrictions. Each Benefit Year that you take less than the annual maximum Lifetime Plus Payment that you are entitled to, we add the remaining amount to the Cumulative Withdrawal Value. You can take withdrawals from your Cumulative Withdrawal Value at any time. For more information regarding the Cumulative Withdrawal Benefit, please see the "Lifetime Plus Payments - The Cumulative Withdrawal Benefit" discussion later in this appendix.

THERE ARE SEVERAL IMPORTANT POINTS TO NOTE ABOUT THE LIFETIME BENEFITS.
o None of these benefits create Contract Value or guarantee the performance of any Investment Option.
o You can remove one of the Lifetime Benefits from your Contract provided that you do so before you exercise it. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove a Lifetime Benefit if you can simultaneously replace it with the Investment Protector.
o Contracts with one of the Lifetime Benefits are subject to restrictions on the Investment Options available for allocations and transfers. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.
o Under the Lifetime Plus Benefit you cannot begin receiving Lifetime Plus Payments if any Covered Person is age 91 or older. Under the Lifetime Plus 8 Benefit, you cannot begin receiving Lifetime Plus Payments if any Covered Person is younger than age 65 or if any Covered Person is age 91 or older. IF YOU DO NOT BEGIN RECEIVING LIFETIME PLUS PAYMENTS DURING THIS ELIGIBILITY PERIOD, YOUR BENEFIT WILL TERMINATE AND YOU WILL HAVE INCURRED HIGHER CONTRACT CHARGES WITHOUT RECEIVING ANY ADVANTAGE FROM YOUR SELECTED BENEFIT.
  NOTE: JOINT LIFETIME PLUS PAYMENTS ARE NOT AVAILABLE UNDER THE LIFETIME PLUS 8 BENEFIT IF THERE IS MORE THAN A 25-YEAR AGE DIFFERENCE BETWEEN SPOUSES.
o Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX.
o If one Covered Person dies after joint Lifetime Plus Payments have begun, any payment received by the surviving spouse (who is also a Covered Person) after the date of death and before the survivor reaches age 59 1/2, will be reported as a premature distribution according to the Code.
o ONCE LIFETIME PLUS PAYMENTS BEGIN, YOU CANNOT TERMINATE THEM UNLESS YOU
  TAKE AN EXCESS WITHDRAWAL OF THE ENTIRE CONTRACT VALUE OR YOU REQUEST A FULL ANNUITIZATION.
  - If you terminate Lifetime Plus Payments and instead take an Excess Withdrawal of the entire Contract Value, the Contract will terminate and you may receive less money than you would have received had you continued to receive Lifetime Plus Payments. However, the ability to terminate Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.
  - If you terminate Lifetime Plus Payments and instead request fixed Annuity Payments under a Full Annuitization, the benefit you selected will terminate and we will no longer assess the M&E charge on that portion of the Contract. If you request variable Annuity Payments under a Full Annuitization, the benefit you selected will terminate and we will reduce the M&E charge on that portion of the Contract.
o If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you will receive any increase to your annual maximum Lifetime Plus Payment. Allocations to the Cumulative Withdrawal Value (the difference between the maximum Lifetime Plus Payment that you are entitled to and the actual Lifetime Plus Payment you received) do not earn interest or participate in the performance of your selected Investment Options, and the Cumulative Withdrawal Value is not available to your Beneficiaries* upon death. (See the "Lifetime Plus Payments - Cumulative Withdrawal Benefit" discussion later in this appendix.)

* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

ASSIGNMENT OF A CONTRACT WITH ONE OF THE LIFETIME BENEFITS: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. Exceptions to the removal of a Contract assignment may be made in order to comply with applicable law.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

NOTE REGARDING THE FLEXIBLE REBALANCING PROGRAM: The flexible rebalancing program is not available to you while your selected Lifetime Benefit is in effect. However, if you remove your Lifetime Benefit from your Contract, you will be able to participate in the flexible rebalancing program after the rider termination date.

NOTE REGARDING PARTIAL WITHDRAWALS: You cannot take a partial withdrawal from specific Investment Options if your Contract includes a Lifetime Benefit.

NOTE: A regulator may require us to block your Contract and thereby we may have to refuse to pay any Lifetime Plus Payments or Cumulative Withdrawals until we receive other instructions.

REMOVING ONE OF THE LIFETIME BENEFITS FROM YOUR CONTRACT
You can remove your selected Lifetime Benefit from your Contract at any time before you exercise it. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove a Lifetime Benefit if you can simultaneously replace it with the Investment Protector Benefit (see section 11, Selection of Optional Benefits - Replacing the Optional Benefits). You can request the removal of your selected Lifetime Benefit by completing the appropriate form. We must receive this form within 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center. If you remove one of these benefits from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

Although you cannot remove either of the Lifetime Benefits from your Contract after Lifetime Plus Payments begin, you can terminate your selected benefit by:
o taking an Excess Withdrawal of the entire Contract Value, less any withdrawal charge (however, this option is only available if your Contract Value is greater than the Cumulative Withdrawal Value); or
o requesting Annuity Payments under a Full Annuitization based on the greater of the entire Contract Value or Cumulative Withdrawal Value (if applicable).

NOTE: If you terminate your selected Lifetime Benefit by taking an Excess Withdrawal or a Full Annuitization:
o your Lifetime Plus Payments will stop,
o the Accumulation Phase of the Contract will end,
o the death benefit will terminate, and
o if you request Annuity Payments, all annuitized portions of the Contract will terminate as indicated in section 3, The Annuity Phase.

WHO IS CONSIDERED A COVERED PERSON(S)?
For single Lifetime Plus Payments and for:
o solely owned Contracts, the Covered Person is the Owner.
o Contracts owned by a non-individual, the Covered Person is the Annuitant.
o jointly owned Contracts, you chose which Owner was to be the Covered
  Person subject to the maximum age restriction for adding one of the Lifetime Benefits to your Contract (age 80 or younger).

For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
o Non-Qualified Contracts:
  -  spouses must be Joint Owners; or
  - one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or
  - one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o Qualified Contracts:
  - one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
  - if the Contract is owned by a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary. However, if we require a non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary solely for the purpose of determining the Lifetime Plus Payment.

You cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person if you selected joint Lifetime Plus Payments. YOU CAN MAKE THIS CHANGE ONLY ONCE.

Before Lifetime Plus Payments begin, you can request the removal of a joint Covered Person within 30 days before a Contract Anniversary by completing the appropriate form. Once Lifetime Plus Payments have begun, you can request the removal of a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We will process your request on the Contract Anniversary* (or Benefit Anniversary,* as applicable) that occurs immediately after we receive your request in Good Order at our Service Center. Because we are no longer offering any of the Lifetime Benefits, if you remove a joint Covered Person from your Contract we reserve the right to declare a new additional M&E charge for your selected benefit. HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT WITH SINGLE LIFETIME PLUS PAYMENTS THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND IS SET FORTH IN THE TABLE AT THE BEGINNING OF THIS APPENDIX. If we change the M&E charge, we will adjust the number of Accumulation Units so that the Contract Value on the anniversary that we process your request will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

* Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we will not reduce your Lifetime Plus Payment if you remove a Covered Person from your Contract, but we may increase your payment as follows. We will compare your current Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person's current age and the current Contract Value as of the Benefit Anniversary that we process your removal request (see the age band table in the "Lifetime Plus Payments" discussion later in this appendix). If the payment based on the appropriate percentage for the remaining Covered Person's current age and Contract Value is greater, we will increase your annual MAXIMUM Lifetime Plus Payment to this new amount. If you chose to receive the maximum payment, the same increase will also apply to the actual Lifetime Plus Payment you receive for the coming year. However, if you chose to receive less than the maximum payment, there will be no change to the actual Lifetime Plus Payment you receive for the coming year and we will apply the difference between your maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

NOTE: A PERSON WILL NO LONGER QUALIFY AS A COVERED PERSON AND WILL BE REMOVED FROM THE CONTRACT IF THAT PERSON IS NO LONGER AN OWNER, JOINT OWNER, ANNUITANT, SOLE PRIMARY BENEFICIARY, OR SOLE CONTINGENT BENEFICIARY AS REQUIRED ABOVE.

NOTE FOR JOINT LIFETIME PLUS PAYMENTS: The Covered Persons must continue to qualify as spouses under federal law until your selected Lifetime Benefit terminates. Once you declare the Covered Persons, if at any time before your benefit terminates you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR JOINT OWNERS THAT SELECTED SINGLE LIFETIME PLUS PAYMENTS: If the Joint Owners are not spouses, Lifetime Plus Payments will stop with the death of any Owner. THIS MEANS THAT IF YOU SELECTED SINGLE LIFETIME PLUS PAYMENTS ON A JOINTLY OWNED CONTRACT, LIFETIME PLUS PAYMENTS COULD STOP EVEN IF THE COVERED PERSON IS STILL ALIVE.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

IF YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS
o You can no longer remove your selected Lifetime Benefit from the Contract.
o Partial Annuitizations are no longer available.
o You can no longer make additional Purchase Payments to the Contract and the automatic investment plan will no longer be available to you.
o The free withdrawal privilege will no longer be available to you.
  However, Lifetime Plus Payments and Cumulative Withdrawals are not subject to a withdrawal charge and they will reduce the Withdrawal Charge Basis.
o Excess Withdrawals (including a full withdrawal of the Contract Value) which are available while you are receiving Lifetime Plus Payments are subject to a withdrawal charge and will reduce the Withdrawal Charge Basis as set out in section 6, Expenses - Withdrawal Charge.
o Any Excess Withdrawal will reduce your annual maximum Lifetime Plus
  Payment proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Benefit Anniversary after the withdrawal. HOWEVER, IF YOU TAKE AN EXCESS WITHDRAWAL OF YOUR ENTIRE REMAINING CONTRACT VALUE, OR YOU TAKE AN EXCESS WITHDRAWAL THAT REDUCES YOUR LIFETIME PLUS PAYMENT TO BELOW THE ACCEPTABLE MINIMUM, YOUR PAYMENTS WILL STOP AND YOUR BENEFIT WILL TERMINATE ON THE BUSINESS DAY YOU TAKE THE EXCESS WITHDRAWAL.
o The systematic withdrawal program and the dollar cost averaging program will no longer be available to you.
o You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:
  -  an Owner dies and the spouse continues the Contract, or
  - you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
o The additional M&E charge for the Lifetime Plus Benefit will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.
o If you selected the Lifetime Plus 8 Benefit before January 26, 2009, the additional M&E charge for your benefit will decrease as indicated at the beginning of this appendix and it will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.
o If you selected the Lifetime Plus 8 Benefit from January 26, 2009 until
  March 31, 2009, the additional M&E charge for your benefit will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.
o If you have the Quarterly Value Death Benefit, the additional M&E charge for the Quarterly Value Death Benefit will continue as long as the death benefit value is greater than zero.
o The Contract Value will continue to fluctuate as a result of market performance, and it will decrease on a dollar for dollar basis with each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal (including any withdrawal charge).
o Resets of the 5% Annual Increase under the Lifetime Plus Benefit or the 8% Annual Increase under the Lifetime Plus 8 Benefit are no longer available.
o We will no longer calculate the following values and they will all cease to exist: the Quarterly Anniversary Value under any of the Lifetime Benefits; the 5% Annual Increase under the Lifetime Plus Benefit; and the 8% Annual Increase under the Lifetime Plus 8 Benefit. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value available under that benefit.
o We may apply an annual payment increase to your annual maximum Lifetime
  Plus Payment on every Benefit Anniversary after Lifetime Plus Payments have begun and before the older Covered Person's 91st birthday. If we increase your annual maximum Lifetime Plus Payment, we reserve the right to change the additional M&E charge for your selected benefit and payment type (single life or joint life) as of the next fifth Benefit Anniversary, subject to the maximum additional M&E charge. This change will take effect 60 days after that fifth Benefit Anniversary if we increased your Lifetime Plus Payment on that Benefit Anniversary or any of the previous four Benefit Anniversaries.
o ONCE LIFETIME PLUS PAYMENTS BEGIN, YOU CANNOT TERMINATE THEM UNLESS YOU
  TAKE AN EXCESS WITHDRAWAL OF THE ENTIRE CONTRACT VALUE OR YOU REQUEST A FULL ANNUITIZATION. However, terminating Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

NOTE REGARDING THE DEATH BENEFITS: If you begin receiving Lifetime Plus Payments, then, on and after the Benefit Date:
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge);
o the Traditional Death Benefit value under the Traditional Death Benefit will no longer increase because you can no longer make additional Purchase Payments; and each Lifetime Plus Payment, Cumulative Withdrawal, and any Excess Withdrawal will reduce the Traditional Death Benefit value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge); and
o the Quarterly Anniversary Value under the Quarterly Value Death Benefit
  (if applicable) will decrease proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal.

LIFETIME PLUS PAYMENTS

To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments will begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date will be at least 15 calendar days after your request has been received in Good Order at our Service Center. Under the Lifetime Plus Benefit the first available Benefit Date you can select is the one that occurs after the Issue Date. Under the Lifetime Plus 8 Benefit the first available Benefit Date you can select is the one that occurs after the younger Covered Person's 65th birthday. Under both benefits, the last available Benefit Date you can select is the one that occurs before the older Covered Person's 91st birthday. THEREFORE, UNDER THE LIFETIME PLUS 8 BENEFIT JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE IF THERE IS MORE THAN A 25-YEAR AGE DIFFERENCE BETWEEN SPOUSES. If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person's 91st birthday, we will send you written notice that the benefit is about to terminate. If the benefit terminates before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any explicit advantage from selecting it.

NOTE: IF YOU ADDED ONE OF THE LIFETIME BENEFITS TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON WAS AGE 80, THEN WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE OR 8% ANNUAL INCREASE (AS APPLICABLE). The Benefit Date must occur on either the 1st or the 15th of a calendar month.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. Each Lifetime Plus Payment amount will equal the annual actual Lifetime Plus Payment divided by the number of payments we will make during the Benefit Year. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.

If you exercise one of the Lifetime Benefits we will begin making Lifetime Plus Payments as of the Benefit Date. Under the Lifetime Plus Benefit we base the initial payment on the Benefit Base (for more information, see "The Benefit Base" discussion later in this appendix) and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:

SINGLE LIFETIME PLUS PAYMENTS - ANNUAL MAXIMUM LIFETIME PLUS PAYMENT PERCENTAGE AGE BAND OF THE COVERED PERSON
--------------------------------------------------------------------------------
           55 to 59                                    4%
           60 to 69                                    5%
           70 to 79                                    6%
          80 or older                                  7%

    JOINT LIFETIME PLUS PAYMENTS -      ANNUAL MAXIMUM LIFETIME PLUS PAYMENT PERCENTAGE
AGE BAND OF THE YOUNGER COVERED PERSON
               60 to 69                                       5%
               70 to 74                                      5.5%
               75 to 79                                       6%
             80 or older                                      7%









 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

Under the Lifetime Plus 8 Benefit, we base the initial payment on the Benefit Base and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:


 AGE BAND OF THE COVERED PERSON(OR YOUNGER OF THE COVERED PERSONS FOR JOINT LIFETIME PLUS    ANNUAL MAXIMUM LIFETIME PLUS PAYMENT
                                        PAYMENTS)                                                         PERCENTAGE
                                         65 TO 79                                                             5%
                                       80 OR OLDER                                                            6%

Future Lifetime Plus Payments will only decrease if you take an Excess Withdrawal, and they may increase if there are any gains in the Contract Value or when the payment percentage increases based on the age of the Covered Person (for more information see "Automatic Annual Payment Increases to the Lifetime Plus Payments" next in this appendix). However, if you take less than the annual maximum Lifetime Plus Payment that you are entitled to in a Benefit Year, you could reduce the chance that you will receive an annual increase to your Lifetime Plus Payment.

AN EXCESS WITHDRAWAL WILL REDUCE YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT PROPORTIONATELY BY THE PERCENTAGE OF CONTRACT VALUE WITHDRAWN ON THE NEXT BENEFIT ANNIVERSARY AFTER THE WITHDRAWAL. TAKING EXCESS WITHDRAWALS MAY CAUSE LIFETIME PLUS PAYMENTS TO STOP, AND YOUR BENEFIT TO TERMINATE.

The annual maximum Lifetime Plus Payment percentage for each age band that is listed in the tables above was set on the rider effective date and will not change during the life of the benefit.

The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments will not be available to you and we will contact you to discuss alternate arrangements.

If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value, Lifetime Plus Payments will stop, and your benefit will terminate.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero. On and after the date that your Contract Value is reduced to zero, you will receive the maximum Lifetime Plus Payment you are entitled to at the same frequency you were receiving payments before your Contract Value was reduced to zero.

You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we will change the payment frequency on the Benefit Anniversary and the change will remain in effect until the benefit terminates or you request another change.

For Qualified Contracts, if we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we will do one of the following.
o If you will receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year will be equal to the remaining required minimum distribution divided by the number of payments remaining. However, if this increase causes your actual Lifetime Plus Payment to be greater than the maximum payment, we will deduct the extra from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.
o If you will not receive any more payments before the end of the calendar year, we will instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution and we will deduct this payment from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We will deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) proportionately from the Investment Options. We will continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options - Transfers, and the "Investment Option Allocation and Transfer Restrictions" discussion later in this appendix).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we will credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We will then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment before the Contract Value is reduced to zero will be taxed as a withdrawal and all subsequent Lifetime Plus Payments will be taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments will continue as follows.
o For single Lifetime Plus Payments where the Contract is solely owned or owned by a non-individual, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned and the Joint Owners are not spouses, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned by spouses, Lifetime Plus Payments continue until the death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse is the Covered Person and elects to continue the Contract, Lifetime Plus Payments continue at 100% of the amount that we were paying when both Owners were alive until the death of the Covered Person.
o For joint Lifetime Plus Payments, Lifetime Plus Payments continue until the deaths of both Covered Persons. Upon the death of an Owner (or the Annuitant if the Contract is owned by a non-individual) who was also a Covered Person, if the surviving spouse continues the Contract, joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive, or higher if applicable. However, if the surviving spouse elects to receive payout of the death benefit, then Lifetime Plus Payments will stop.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. On the maximum permitted Income Date, if your Contract Value is greater than zero, we base Annuity Payments on your Contract Value if it includes a Lifetime Benefit but Lifetime Plus Payments have not begun. If you have not selected an Annuity Option we will make payments under the default option described in section 3, The Annuity Phase. However, if your Contract Value is greater than zero and your Contract includes a Lifetime Benefit and Lifetime Plus Payments have begun, we base Annuity Payments on the greater of the Contract Value or Cumulative Withdrawal Value. In addition, if you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, you will instead receive the greater of the following. However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 1 based on the greater of the Contract Value or Cumulative Withdrawal Value; or
o the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 3 based on the greater of the Contract Value or Cumulative Withdrawal Value; or
o the current annual maximum Lifetime Plus Payment available to you.

In addition, if on the maximum permitted Income Date the current annual maximum Lifetime Plus Payment is greater than the annual fixed Annuity Payment based on the Contract Value, we will send you any remaining Cumulative Withdrawal Value.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

THE CUMULATIVE WITHDRAWAL BENEFIT
The Cumulative Withdrawal Benefit was automatically part of the Lifetime Plus Benefit and the Lifetime Plus 8 Benefit. There is no additional fee or charge for the Cumulative Withdrawal Benefit.

The Cumulative Withdrawal Benefit allows you to control the amount of Lifetime Plus Payment you receive before your Contract Value is reduced to zero. You can change the amount of your actual Lifetime Plus Payment for the following Benefit Year by sending us notice. However, after your Contract Value is reduced to zero you are required to take the maximum payment. You must provide notice of any requested change to your actual Lifetime Plus Payment amount to our Service Center at least 30 days before the Benefit Date or Benefit Anniversary (as applicable). If the change is available, we will change your actual Lifetime Plus Payment to your requested amount on the Benefit Date or Benefit Anniversary (as applicable) AND THE CHANGE WILL REMAIN IN EFFECT UNTIL YOU REQUEST ANOTHER CHANGE OR UNTIL YOUR CONTRACT VALUE IS REDUCED TO ZERO.

The Cumulative Withdrawal Value is the amount of all annual maximum Lifetime Plus Payments that you did not take. The Cumulative Withdrawal Value does not earn interest and it does not increase or decrease due to the performance of your selected Investment Options. It only increases when you take less than your annual maximum Lifetime Plus Payment and it only decreases when you take a Cumulative Withdrawal. The Cumulative Withdrawal Value remains in your Contract Value and in your death benefit value and does not reduce either value until it is withdrawn as a Cumulative Withdrawal. Your Contract Value will also continue to fluctuate with the performance of your selected Investment Options. The Cumulative Withdrawal Benefit is not available to your Beneficiaries* upon death. IF YOU TAKE LESS THAN THE ANNUAL MAXIMUM LIFETIME PLUS PAYMENT YOU ARE ENTITLED TO IN A BENEFIT YEAR, YOU COULD REDUCE THE CHANCE THAT YOU WILL RECEIVE ANY INCREASE TO YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT. (For more information, see the "Automatic Annual Payment Increases to the Lifetime Plus Payments" discussion that appears next in this appendix.)


* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

You can take withdrawals from your Cumulative Withdrawal Value at any time. Any portion of a withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal, and any portion of a withdrawal that is greater than your Cumulative Withdrawal Value is an Excess Withdrawal. Each Cumulative Withdrawal must be at least $100, or your entire Cumulative Withdrawal Value.

Cumulative Withdrawals are not subject to a withdrawal charge. However, each Cumulative Withdrawal will reduce your Contract Value, Withdrawal Charge Basis and Cumulative Withdrawal Value on a dollar for dollar basis, and it will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn.

If your Contract Value is reduced to zero for any reason other than an Excess
Withdrawal:
o we will send you any remaining Cumulative Withdrawal Value,
o your Cumulative Withdrawal Benefit will terminate,
o you will receive your maximum Lifetime Plus Payment (actual Lifetime
  Plus Payments are not available after the Contract Value is reduced to zero) at the payment frequency you previously selected, and
o your Lifetime Plus Payments will continue as indicated in the "Termination of a Lifetime Benefit" discussion that appears later in this appendix.

However, if your Contract Value is reduced to zero because of an Excess Withdrawal, your Cumulative Withdrawal Benefit and your selected benefit will terminate.

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS
On each Benefit Anniversary after the Benefit Date, and before the older Covered Person's 91st birthday, we may increase your Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or Cumulative Withdrawals) you will automatically receive an increase to next year's annual maximum Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit
Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment will increase by 5%.

In addition, you are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We will increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) multiplied by the Contract Value on the current Benefit Anniversary results in a higher annual maximum Lifetime Plus Payment. In this case, we will increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

IF YOUR ANNUAL ACTUAL LIFETIME PLUS PAYMENT IS LESS THAN THE ANNUAL MAXIMUM YOU ARE ENTITLED TO, AN AUTOMATIC ANNUAL INCREASE TO YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT MAY NOT INCREASE THE ACTUAL LIFETIME PLUS PAYMENT YOU RECEIVE. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase will increase the dollar amount of your actual Lifetime Plus Payment, but it does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage will remain at 80%, but you will now receive an annual actual Lifetime Plus of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS ARE NO LONGER AVAILABLE AFTER THE OLDER COVERED PERSON'S 91ST BIRTHDAY, AND ON OR AFTER THE BUSINESS DAY YOUR CONTRACT VALUE IS REDUCED TO ZERO.

Because we are no longer offering any of the Lifetime Benefits, if you receive an annual payment increase to your annual maximum Lifetime Plus Payment on the current Benefit Anniversary or any of the previous four Benefit Anniversaries we reserve the right to declare a new additional M&E charge for your selected benefit and payment type (single life or joint life) on the next fifth Benefit Anniversary (for example, on the fifth, tenth and fifteenth Benefit Anniversaries). HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT AND PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND IS SET FORTH IN THE TABLE AT THE BEGINNING OF THIS APPENDIX.

If you have not received an increase to your Lifetime Plus Payment on any of these five Benefit Anniversaries, we will not change the additional M&E charge for your selected benefit.

We will make any change to the M&E charge as of the 60th day after the current fifth Benefit Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for your benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for your benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive future annual payment increases to your annual maximum Lifetime Plus Payment, but you will keep the most recent annual payment increase. Also, your annual maximum Lifetime Plus Payment will be equal to the annual amount that we established on the current fifth Benefit Anniversary, and it will remain fixed at this level until your benefit terminates, unless you take an Excess Withdrawal. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR YOUR BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU ACCEPT THE INCREASE AND WE WILL MAKE THE CHANGE. If you accept an increase to the additional M&E charge associated with your benefit, then you continue to be eligible to receive future annual payment increases.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

EXAMPLE OF THE ANNUAL PAYMENT INCREASE
o You selected the Lifetime Plus Benefit with single Lifetime Plus
  Payments when you were age 57 and your Contract Value was $100,000. You are the only Owner and are also the sole Covered Person. Your initial Lifetime Plus Payment percentage is 4% and your Benefit Base is $105,000. You select annual Lifetime Plus Payments. You choose to receive the annual maximum Lifetime Plus Payment as your actual payment and, therefore, there are no allocations to the Cumulative Withdrawal Benefit. Your initial annual Lifetime Plus Payment is $4,200 ($105,000 x 4%).

                           AGE CONTRACT VALUE ANNUAL PAYMENT PERCENTAGE ANNUAL MAXIMUM/ACTUAL LIFETIME PLUS PAYMENT
Benefit Date               57     $100,000               4%                               $4,200
First Benefit Anniversary  58     $102,000               4%                               $4,284
Second Benefit Anniversary 59     $98,000                4%                               $4,284
Third Benefit Anniversary  60     $100,000               5%                               $5,000

o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of the increase is ($102,000 - $100,000) / $100,000 = 2%. We then apply a 2% annual payment increase to both the maximum and actual Lifetime Plus Payment ($4,200 x 1.02 = $4,284).
o On the second Benefit Anniversary the current Contract Value is less than the Contract Value on the first Benefit Anniversary so there is no annual payment increase due to an increase in the Contract Value. Also, your current annual payment percentage applied to your current Contract Value (4% x $98,000 = $3,920) does not result in a higher payment, so we do not increase your maximum Lifetime Plus Payment at this time.
o On the third Benefit Anniversary the current Contract Value is greater than the Contract Value on the second Benefit Anniversary. The percentage of the increase is ($100,000 - $98,000) / $98,000 = 2%. We then apply a 2% annual payment increase to both the maximum and actual Lifetime Plus Payment ($4,284 x 1.02 = $4,370). However, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value (5% x $100,000 = $5,000) to the current payment (which has been increased to $4,370 as a result of the growth in Contract Value during the past year). Because the Lifetime Plus Payment based on the new percentage and current Contract Value is greater than the payment based on the growth in Contract Value, we will increase the annual maximum Lifetime Plus Payment to $5,000.

EXAMPLE OF THE EFFECT OF THE CUMULATIVE WITHDRAWAL BENEFIT
o Continuing the example above, assume that instead of taking the annual maximum Lifetime Plus Payment as your annual actual payment, you take an annual actual Lifetime Plus Payment of $3,000 during each of the first three Benefit Years, and then you take the entire annual maximum Lifetime Plus Payment as your annual actual payment during the fourth and fifth Benefit Years.

                    Age Contract    Annual Payment   Annual Maximum Lifetime Plus  Annual Actual Lifetime Plus       Cumulative
                          Value       Percentage                Payment                      Payment              Withdrawal Value
BENEFIT DATE        57  $100,000          4%                    $4,200                        $3,000                   $1,200
FIRST BENEFIT       58  $103,000          4%                    $4,200                        $3,000                   $2,400
ANNIVERSARY
SECOND BENEFIT      59  $106,000          4%                    $4,240                        $3,000                   $3,640
ANNIVERSARY
THIRD BENEFIT       60  $  99,000         5%                    $4,950                        $4,950                   $3,640
ANNIVERSARY
FOURTH BENEFIT      61  $102,000          5%                    $5,100                        $5,100                   $3,640
ANNIVERSARY

o On the Benefit Date we pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment that you did not take to your Cumulative Withdrawal Value ($4,200 - $3,000 = $1,200).





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of this increase is ($103,000 - $100,000) / $100,000 = 3%. However, because your actual
  Lifetime Plus Payment was less than the maximum payment during the last Benefit Year, we do not apply this increase to your maximum Lifetime Plus Payment. Also, your current annual payment percentage applied to your current Contract Value (4% x $103,000 = $4,120) does not result in a higher payment than your current maximum Lifetime Plus Payment, so we do not increase your maximum payment at this time. We pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,200 - $3,000 = $1,200) to your Cumulative Withdrawal Value, which increases that amount to $2,400.

o On the second Benefit Anniversary the current Contract Value is greater than the Contract Value on the first Benefit Anniversary, but because you took less than the maximum Lifetime Plus Payment during the last Benefit Year, we do not apply this increase to your annual maximum payment. However, your current annual payment percentage applied to your current Contract Value (4% x $106,000 = $4,240) does result in a higher payment, so we increase your maximum Lifetime Plus Payment to this higher amount. Because you are taking less than the annual maximum payment you are entitled to, your actual Lifetime Plus Payment ($3,000) will not change. We will then apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,240 - $3,000 = $1,240) to your Cumulative Withdrawal Value, which increases that amount to $3,640.

o On the third Benefit Anniversary, although your actual Lifetime Plus
  Payment was less than the maximum Lifetime Plus Payment during the last Benefit Year, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value (5% x $99,000 = $4,950), to the current maximum payment ($4,240), and we increase your annual maximum Lifetime Plus Payment to this higher amount. Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $4,950. However, because you are taking your maximum Lifetime Plus Payment as your actual payment, your Cumulative Withdrawal Value will not increase.

o On the fourth Benefit Anniversary the current Contract Value is greater than the Contract Value on the third Benefit Anniversary. The percentage of the increase is ($102,000 - $99,000) / $99,000 = 3.03%. Because you took your maximum Lifetime Plus Payment as your actual payment last year we apply a 3.03% increase to your annual maximum Lifetime Plus Payment ($4,950 x 1.0303 = $5,100). Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $5,100, but your Cumulative Withdrawal Value will not increase.
o You can take payments from your Cumulative Withdrawal Value at any time while the Cumulative Withdrawal Benefit is in effect. If your Contract Value is reduced to zero while you are taking Lifetime Plus Payments for any reason other than an Excess Withdrawal, we will send you a Cumulative Withdrawal of your entire Cumulative Withdrawal Value and your Lifetime Plus Payments will continue as described in the discussion "Termination of a Lifetime Benefit" later in this appendix. Cumulative Withdrawals do not reduce your Lifetime Plus Payments. Your Cumulative Withdrawal Value also does not earn interest and does not increase or decrease with the performance of your selected Investment Options The Cumulative Withdrawal Value is also not available to your Beneficiaries* upon death.


* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

EXAMPLE OF THE EFFECT OF AN EXCESS WITHDRAWAL ON THE LIFETIME PLUS PAYMENT

                           Contract       Annual Payment         Annual Maximum/Actual Lifetime Plus      Cumulative Withdrawal
                            Value           Percentage                         Payment                            Value
THIRD BENEFIT              $ 99,000             5%                             $4,950                            $3,640
ANNIVERSARY
FOURTH BENEFIT            $  91,000             5%                            $4,669.86                            $0
ANNIVERSARY

o Continuing the previous example, assume that during the second month of the fourth Benefit Year you request a withdrawal of $8,820 at a time when the Contract Value is $98,000. First we withdraw your entire Cumulative Withdrawal Value and send you a Cumulative Withdrawal of $3,640. The Cumulative Withdrawal reduces your Contract Value on a dollar for dollar basis, so the Contract Value after the payment is $98,000 - $3,640 = $94,360.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o The remainder of the withdrawal ($8,820 - $3,640 = $5,180) is an Excess Withdrawal. We do not reduce the Excess Withdrawal for the free withdrawal privilege because this privilege is not available once Lifetime Plus Payments have begun. The Excess Withdrawal is a partial withdrawal and is subject to a 3% withdrawal charge, which we calculate as $5,180 / (1 - 0.03) = $5,180 / 0.97 = $5,340.21. The Excess Withdrawal and the
  withdrawal charge also reduce the Contract Value on a dollar for dollar basis ($94,360 - $5,340.21 = $89,019.79). As a percentage of Contract Value, the
  Excess Withdrawal (including the withdrawal charge) represents 5.66% of Contract Value ($5,340.21 / $94,360 = 5.66%).
o On the fourth Benefit Anniversary your Contract Value has decreased and you have not crossed an age band since the last Benefit Anniversary so your annual payment percentage has not increased. Therefore you will not receive an annual increase to your annual maximum Lifetime Plus Payment on this anniversary. However, we will reduce your annual maximum Lifetime Plus Payment for the Excess Withdrawal you took during the fourth Benefit Year. We calculate your annual maximum Lifetime Plus Payment on the fourth Benefit Anniversary as follows: the annual maximum Lifetime Plus Payment from the third Benefit Anniversary reduced by the 5.66% of Contract Value withdrawn as an Excess Withdrawal during the fourth year (including the withdrawal charge we calculated in the previous bullet point), which is $4,950 - (5.66% x $4,950) = $4,950 - $280.17 = $4,669.83. Because your actual payment is equal to the maximum Lifetime Plus Payment for the fifth year, your actual Lifetime Plus Payment also reduces to $4,669.86 and your Cumulative Withdrawal Value will remain at zero.

THE BENEFIT BASE
We base the initial annual maximum Lifetime Plus Payment on the Benefit Base and the age band payment percentage of the Covered Person(s). YOU CAN ACCESS THE BENEFIT BASE ONLY BY TAKING LIFETIME PLUS PAYMENTS.

On the date you begin receiving Lifetime Plus Payments (the Benefit Date), the Benefit Base is equal to the greatest of:
o the Contract Value,
o the Quarterly Anniversary Value,
o for the Lifetime Plus Benefit, the 5% Annual Increase, or
o for the Lifetime Plus 8 Benefit, the 8% Annual Increase.

NOTE: The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you will receive.

Beginning on the Benefit Date, your Lifetime Plus Payment will only increase through the automatic annual payment increase feature (which is only available before the older Covered Person's 91st birthday).

NOTE: UNDER THE LIFETIME PLUS BENEFIT OR LIFETIME PLUS 8 BENEFIT, WE NO LONGER CALCULATE THE QUARTERLY ANNIVERSARY VALUE, THE 5% ANNUAL INCREASE OR THE 8% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY OR THE BENEFIT DATE. If you have not begun receiving Lifetime Plus Payments as of the older Covered Person's 91st birthday, these values will cease to exist and your benefit will no longer be available to you. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value under that benefit.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE NOT INCLUDED IN THE PORTIONS OF THE QUARTERLY ANNIVERSARY VALUE, THE 5% ANNUAL INCREASE OR THE 8% ANNUAL INCREASE THAT ARE BASED ON PURCHASE PAYMENTS.

THE QUARTERLY ANNIVERSARY VALUE
We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person's 91st birthday or the Benefit Date on which Lifetime Plus Payments begin. WE NO LONGER CALCULATE THE QUARTERLY ANNIVERSARY VALUE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the Quarterly Anniversary Value will cease to exist and Lifetime Plus Payments will no longer be available to you.

If the rider effective date was the Issue Date, the Quarterly Anniversary Value on the Issue Date was equal to the Purchase Payment received on the Issue Date. If the rider effective date occurred after the Issue Date, the Quarterly Anniversary Value on the rider effective date was equal to the Contract Value on that date.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

On each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary, we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day after we do the following calculation. On each Quarterly Anniversary, the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

ANY WITHDRAWALS TAKEN BEFORE THE BENEFIT DATE AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

CALCULATING THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT
We only calculate the 5% Annual Increase during the Accumulation Phase and before the older Covered Person's 91st birthday or before the Benefit Date on which you begin receiving Lifetime Plus Payments. WE NO LONGER CALCULATE THE 5% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not exercised the Lifetime Plus Benefit before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the 5% Annual Increase will cease to exist and the Lifetime Plus Benefit will no longer be available to you.

IF YOU SELECTED THE LIFETIME PLUS BENEFIT AT ISSUE AND THERE ARE NO RESETS TO THE 5% ANNUAL INCREASE, then the 5% Annual Increase on the Issue Date was the Purchase Payment received on the Issue Date.

On each Business Day after the Issue Date, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the Issue Date, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary of the Issue Date, the 5% Annual Increase is equal to the following.
  a + (0.05 x b)
  where:
     a = The 5% Annual Increase as of the immediately preceding Business Day. b = Total Purchase Payments* received within 90 days of the Issue Date.

On the second and later Contract Anniversaries of the Issue Date, the 5% Annual Increase is equal to the following.
  c + (0.05 x d)
  where:
     c = The 5% Annual Increase as of the immediately preceding Business Day.
     d = Total Purchase Payments* received more than one year ago and at most 11 years ago. Because the Lifetime Plus Benefit was selected at issue and there was no reset of the 5% Annual Increase on the 11th Contract Anniversary, we exclude Purchase Payments received within 90 days of the Issue Date.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

IF YOU SELECT THE LIFETIME PLUS BENEFIT AFTER ISSUE OR THERE IS A RESET TO THE 5% ANNUAL INCREASE, then the 5% Annual Increase on the rider effective date or reset anniversary is equal to the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day after the rider effective date or reset anniversary, as applicable, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

On each Contract Anniversary after the rider effective date or reset anniversary, as applicable, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.
  a + (0.05 x b)
  where:
     a = The 5% Annual Increase as of the immediately preceding Business Day.
     b = The Contract Value* as of the rider effective date or reset anniversary, as applicable.

On the second and later Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.
  c + (0.05 x d)
  where:
     c = The 5% Annual Increase as of the immediately preceding Business Day.
     d = The Contract Value* as of the rider effective date or reset anniversary, as applicable, plus total Purchase Payments received more than one year ago and at most 11 years ago, but after the rider effective date or reset anniversary. We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

* We reduce the Contract Value as of the rider effective date or reset anniversary by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since the rider effective date or reset anniversary.

RESETTING THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT
Before the older Covered Person's 81st birthday and before you exercise the Lifetime Plus Benefit, we automatically reset the 5% Annual Increase to equal the Contract Value if that amount is greater than the 5% Annual Increase on the Contract Anniversary. If we automatically reset the 5% Annual Increase, we may change the additional M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). Because we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit.

If this change reduces the additional M&E charge for the Lifetime Plus Benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus Benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to accept the higher additional M&E charge or opt out of future automatic resets. If you accept the higher additional M&E charge, then we will increase the charge 60 days after the reset anniversary, or the next Business Day if the 60th day is not a Business Day.

If instead you "opt out" of future automatic resets, we will not increase the additional M&E charge and you will no longer receive any automatic resets, but you will keep the most recent automatic reset you received. However, if you opt out of the automatic resets before the older Covered Person's 81st birthday and before the Benefit Date, you will still be able to request a manual reset. You can request a manual reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your manual reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in Good Order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day. When we process your manual reset request, we will change the 5% Annual Increase to equal the Contract Value as of the reset anniversary.

If you request a manual reset of the 5% Annual Increase, we will also change the M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). Because we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit. We will change the additional M&E charge on the 30th day following the reset anniversary, or the next Business Day if the 30th day is not a Business Day.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

IF THERE IS A RESET TO THE 5% ANNUAL INCREASE WE GUARANTEE THAT THE NEW ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS BENEFIT AND PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) YOU SELECTED WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND IS SET FORTH IN THE TABLE AT THE BEGINNING OF THIS APPENDIX.

If we change the additional M&E charge we will adjust the number of Accumulation Units so that the Contract Value on the day that we increase the charge will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

NOTE: You cannot request a reset:
o if the Contract Value is less than the 5% Annual Increase,
o on or after the older Covered Person's 81st birthday,
o on or after the Benefit Date that you exercise the Lifetime Plus
  Benefit, or
o on or after the Income Date that you take a Full Annuitization.

EXAMPLES OF THE 5% ANNUAL INCREASE CALCULATION UNDER THE LIFETIME PLUS BENEFIT
o You purchased a Contract with the Lifetime Plus Benefit. You made an initial Purchase Payment of $50,000 on the Issue Date. You made a second Purchase Payment of $50,000 during the third month of the Contract, and you made a third Purchase Payment of $50,000 during the second Contract Year.

                                                            5% ANNUAL INCREASE
 Issue Date                                                      $ 50,000
 Immediately after Purchase Payment in third month               $100,000
 First Contract Anniversary                                      $105,000
 Immediately after Purchase Payment in second Contract Year      $155,000
 Second Contract Anniversary                                     $160,000
 Third Contract Anniversary                                      $167,500
 Fourth Contract Anniversary                                     $175,000
 Fifth Contract Anniversary                                      $182,500
 Sixth Contract Anniversary                                      $190,000
 Seventh Contract Anniversary                                    $197,500
 Eighth Contract Anniversary                                     $205,000
 Ninth Contract Anniversary                                      $212,500
 Tenth Contract Anniversary                                      $220,000
 11th Contract Anniversary                                       $222,500
 12th Contract Anniversary                                       $225,000
 13th Contract Anniversary                                       $225,000

  o On the Issue Date the 5% Annual Increase is equal to the Purchase
     Payment received on the Issue Date ($50,000).
  o During the third month, on the Business Day we receive the additional Purchase Payment, we add that payment to the 5% Annual Increase ($100,000 = $50,000 + $50,000).
  o On the first Contract Anniversary, since the total Purchase Payments received within the first 90 days are $100,000, we credit 5% of $100,000 to the 5% Annual Increase ($105,000 = $100,000 + (0.05 x $100,000)).
  o During the second Contract Year, on the Business Day we receive the additional Purchase Payment, we add that payment to the 5% Annual Increase ($155,000 = $105,000 + $50,000).
  o On the second Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $100,000, we credit 5% of $100,000 to the 5% Annual Increase ($160,000 = $155,000 +
     (0.05 x $100,000)).
  o On the third Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $150,000, we credit 5% of $150,000 to the 5% Annual Increase ($167,500 = $160,000 +
     (0.05 x $150,000)).
  o On each of the fourth through the tenth Contract Anniversaries, since the total Purchase Payments received more than one year ago and at most 11 years ago were $150,000, we credit 5% of $150,000 ($7,500 = 5% x $150,000)
     to the 5% Annual Increase on each of these anniversaries.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

  o On the 11th Contract Anniversary, because the Lifetime Plus Benefit was selected at issue and there was no reset of the 5% Annual Increase, we exclude the Purchase Payments received within 90 days of the Issue Date. Therefore, since the total Purchase Payments received more than one year ago and after the first 90 days of the Issue Date were $50,000, we credit 5% of this $50,000 to the 5% Annual Increase ($222,500 = $220,000 + (0.05 x
     $50,000)).
  o On the 12th Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $50,000, we credit 5% of this $50,000 to the 5% Annual Increase ($225,000 = $222,500 + (0.05 x $50,000)).
  o On the 13th and later Contract Anniversaries, since there are no Purchase Payments that were received more than one year ago and at most 11 years ago, the 5% Annual Increase remains the same.

CALCULATING THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT
We only calculate the 8% Annual Increase during the Accumulation Phase and before the older Covered Person's 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. WE NO LONGER CALCULATE THE 8% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the 8% Annual Increase will cease to exist and Lifetime Plus Payments will no longer be available to you.

We only apply the simple interest to the 8% Annual Increase on each Quarterly Anniversary during the Increase Period. The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date. The Increase Start Date is the Contract Anniversary that occurs on or immediately after the sole Covered Person's 60th birthday, or the younger joint Covered Person's 65th birthday. However, if on the Issue Date the sole Covered Person was age 60 or older, or the younger joint Covered Person was age 65 or older, the Increase Start Date will be the Issue Date. The Increase Period ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or on the Benefit Date. In addition, during the entire period that we calculate the 8% Annual Increase we also automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on the Quarterly Anniversary. QUARTERLY ANNIVERSARY RESETS WILL OCCUR DURING THE ENTIRE PERIOD THAT WE CALCULATE THE 8% ANNUAL INCREASE AND NOT JUST DURING THE INCREASE PERIOD.

If you selected the Lifetime Plus 8 Benefit at issue, both the 8% Annual Increase and the Increase Base on the Issue Date were equal to the Purchase Payment received on the Issue Date. If you selected the Lifetime Plus 8 Benefit after issue, both the 8% Annual Increase and the Increase Base on the rider effective date were equal to the Contract Value as of the rider effective date.

On each Business Day, we increase both the 8% Annual Increase and the Increase Base by the amount of any additional Purchase Payments received that day, and we reduce both the 8% Annual Increase and the Increase Base proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary before the Increase Period, we process any increase or decrease to the 8% Annual Increase and the Increase Base due to a Purchase Payment received on the Quarterly Anniversary, or a Partial Annuitization or withdrawal taken on the Quarterly Anniversary after we apply any automatic reset. We will automatically reset the 8% Annual Increase and the Increase Base to equal the Contract Value if the Contract Value on the Quarterly Anniversary is greater than the 8% Annual Increase.

On each Quarterly Anniversary during the Increase Period the 8% Annual Increase is equal to the following:
  A + 0.02 X (B - C)
  Where:
  A =The 8% Annual Increase as of the immediately preceding Business Day;
  B =The Increase Base as of the immediately preceding Business Day; and C =Purchase Payments* received on or after the previous Quarterly Anniversary.
     However, if you selected the Lifetime Plus 8 Benefit at issue and the Increase Start Date is the Issue Date, then on the first Quarterly Anniversary only, we exclude any Purchase Payments received before the first Quarterly Anniversary.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

We then compare the 8% Annual Increase to the current Contract Value on the Quarterly Anniversary. If the Contract Value is greater than the 8% Annual Increase, we will automatically reset both the 8% Annual Increase and the Increase Base to equal the Contract Value.

AUTOMATIC RESETS OF THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT Before the older Covered Person's 91st birthday and before the Benefit Date, we automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on any of the first and later Quarterly Anniversaries after the rider effective date.

IF WE RESET THE 8% ANNUAL INCREASE AT ANY TIME DURING THE CONTRACT YEAR, WE MAY CHANGE THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 8 BENEFIT ON THE NEXT CONTRACT ANNIVERSARY. Because we are no longer offering the Lifetime Plus 8 Benefit, we reserve the right to declare a new additional M&E charge for the benefit. HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 8 BENEFIT AND YOUR SELECTED PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND IS SET FORTH IN THE TABLE AT THE BEGINNING OF THIS APPENDIX.

During the period that we calculate the 8% Annual Increase, we will not change the additional M&E charge for the Lifetime Plus 8 Benefit on a Contract Anniversary if you have not received a reset during the previous Contract Year. We will make any change to the additional M&E charge for the Lifetime Plus 8 Benefit as of the 60th day after the Contract Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for the Lifetime Plus 8 Benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus 8 Benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive automatic resets to the 8% Annual Increase, but you will keep all previous resets. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 8 BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU HAVE ACCEPTED THE INCREASE AND WE WILL MAKE THE CHANGE. If you do not decline the increase to the additional M&E charge associated with the Lifetime Plus 8 Benefit, then you continue to be eligible to receive future resets.

NOTE: YOU MUST SPECIFICALLY "OPT OUT" OF FUTURE AUTOMATIC RESETS OF THE 8% ANNUAL INCREASE AT A HIGHER ADDITIONAL M&E CHARGE OTHERWISE WE WILL ASSESS THE HIGHER ADDITIONAL M&E CHARGE.

EXAMPLE OF THE 8% ANNUAL INCREASE CALCULATION UNDER THE LIFETIME PLUS 8 BENEFIT You purchased a Contract with the Lifetime Plus 8 Benefit. You made an initial Purchase Payment of $100,000 on the Issue Date. You made a second Purchase Payment of $10,000 during the eighth quarter (which occurs during the second Contract Year). You are both the sole Owner and the sole Covered Person and were age 59 on the Issue Date. During the Increase Period, we will apply 2% of simple interest to the 8% Annual Increase on a quarterly basis. The Increase Start Date is the first Contract Anniversary (the anniversary on or immediately after your 60th birthday). The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date, which is the fifth Quarterly Anniversary.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

              QUARTERLY ANNIVERSARY                  CONTRACT    INCREASE BASE     2% QUARTERLY       AUTOMATIC        8% ANNUAL
                                                       VALUE                         INCREASE           RESET          INCREASE
Issue Date                                           $100,000      $100,000                                            $100,000
1st Quarterly Anniversary                            $  98,327     $100,000                                            $100,000
2nd Quarterly Anniversary                            $102,864      $102,864                            $102,864        $102,864
3rd Quarterly Anniversary                            $101,026      $102,864                                            $102,864
4th Quarterly Anniversary/ 1st Contract               $99,875      $102,864                                            $102,864
Anniversary
5th Quarterly Anniversary                            $107,015      $107,015           $2,057           $107,015        $107,015
6th Quarterly Anniversary                            $  92,983     $107,015           $2,140                           $109,155
7th Quarterly Anniversary                            $100,517      $107,015           $2,140                           $111,295
During the 8th Quarter                                             $117,015                                            $121,295
8th Quarterly Anniversary/2nd Contract Anniversary   $105,732      $117,015           $2,140                           $123,435
9th Quarterly Anniversary                            $115,638      $117,015           $2,340                           $125,775
10th Quarterly Anniversary                           $128,492      $128,492           $2,340           $128,492        $128,492

o On the Issue Date, both the 8% Annual Increase and the Increase Base are equal to the Purchase Payment received on the Issue Date ($100,000).
o On the first Quarterly Anniversary, the Increase Period has not yet begun but you are entitled to an automatic reset. However, your Contract Value on this anniversary is $98,327, which is less than the 8% Annual Increase so there is no reset at this time. NOTE: THE INCREASE PERIOD WILL NOT BEGIN UNTIL THE FIFTH QUARTERLY ANNIVERSARY, SO YOU WILL NOT RECEIVE ANY 2% QUARTERLY INTEREST INCREASES UNTIL THEN.
o On the second Quarterly Anniversary, your Contract Value is $102,864, which is greater than the 8% Annual Increase of $100,000, so we reset both the 8% Annual Increase and the Increase base to equal this amount.
o On the third Quarterly Anniversary, your Contract Value is $101,026, which is less than the 8% Annual Increase of $102,864, so there is no reset.
o The fourth Quarterly Anniversary (which is also the first Contract Anniversary) is the Increase Start Date. However, we will not begin to apply the 2% quarterly increase until the Increase Period begins, which will be the next Quarterly Anniversary. The Contract Value on this anniversary is $99,875, which is less than the 8% Annual Increase of $102,864, so there is no reset.
o On the fifth Quarterly Anniversary the Increase Period begins. We apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is: (2% x $102,864) + $102,864 = $2,057 + $102,864 =
  $104,921. However, the Contract Value on this anniversary is $107,015, which is greater than the 8% Annual Increase, so we reset both the 8% Annual Increase and the Increase Base to equal this amount.
o On the sixth Quarterly Anniversary we apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is: (2% x $107,015) + $107,015 = $2,140 + $107,015 = $109,155. The Contract Value on
  this anniversary is $92,983, which is less than the 8% Annual Increase so there is no reset.
o On the seventh Quarterly Anniversary we apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is: (2% x $107,015) + $109,155 = $2,140 + $109,155 = $111,295. The Contract Value on
  this anniversary is $100,517, which is less than the 8% Annual Increase so there is no reset.
o During the eighth quarter, on the Business Day we receive the additional Purchase Payment of $10,000 we add that payment to both the Increase Base ($107,015 + $10,000 = $117,015) and the 8% Annual Increase ($111,295 + $10,000
  = $121,295).
o On the eighth Quarterly Anniversary (which is also the second Contract Anniversary) we apply the quarterly increase to the Increase Base minus the Purchase Payment we received during the last quarter and add it to the 8% Annual Increase, which is: 2% x ($117,015 - $10,000) + $121,295 = $2,140 +
  $121,295 = $123,435. The Contract Value on this anniversary is $105,732, which is less than the 8% Annual Increase so there is no reset.
o On the ninth Quarterly Anniversary we apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is: (2% x $117,015) + $123,435 = $2,340 + $123,435 = $125,775. The Contract Value on
  this anniversary is $115,638, which is less than the 8% Annual Increase so there is no reset.
o On the tenth Quarterly Anniversary we apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is: (2% x $117,015) + $125,775 = $2,340 + $125,775 = $128,115. However, the Contract
  Value on this anniversary is $128,492, which is greater than the 8% Annual Increase, so we reset both the 8% Annual Increase and the Increase Base to equal this amount.




 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

o Assuming that during the remainder of the Increase Period there were no other resets, no additional Purchase Payments, and no Partial Annuitizations by the 84th Quarterly Anniversary (which is 20 years after the Increase Period began) the 8% Annual Increase would receive an additional 74 quarterly increases of (2% x $128,492)= $2,570 each. On the 84th Quarterly Anniversary the 8% Annual Increase would receive its last quarterly increase, and would be $318,672.
o On each subsequent Quarterly Anniversary after the 20th Contract
  Anniversary and before the Benefit Date, the 8% Annual Increase may increase due to additional Purchase Payments, or due to resets if the Contract Value is greater than the 8% Annual Increase, but the 8% Annual Increase will not receive any more 2% quarterly simple interest increases.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING NOTE REGARDING TRANSFERS FOR CONTRACTS WITH A LIFETIME BENEFIT: We do not count any transfers made under the quarterly rebalancing program for the Lifetime Benefits against any free transfers we allow. We also waive the required minimum transfer amount for transfer made under the quarterly rebalancing program for one of the Lifetime Benefits.

THESE RESTRICTIONS APPLY ONLY TO CONTRACTS WITH ONE OF THE LIFETIME BENEFITS WHILE THE BENEFIT IS IN EFFECT. YOUR INVESTMENT OPTION ALLOCATION INSTRUCTIONS MUST ALWAYS COMPLY WITH THESE RESTRICTIONS. WHEN YOU SELECTED ONE OF THESE BENEFITS, YOU CONSENTED TO HAVE US REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

IF YOU SELECTED ONE OF THE LIFETIME BENEFITS FROM JANUARY 26, 2009 UNTIL MARCH 31, 2009: We require that you have 100% of your total Contract Value in the Group C Investment Options, and we do not permit you to have any of your Contract Value in the Group A or Group B Investment Options. The Group C Investment Options are listed in section 11.b, Income Protector - Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing.

IF YOU SELECTED ONE OF THE LIFETIME BENEFITS BEFORE JANUARY 26, 2009: We restrict your selection of certain Investment Options and the percentage of Contract Value that you can have in certain Investment Options as follows. We will only allow you to make allocations and transfers to and from the Group A and Group B Investment Options as long as you do not exceed these limitations.
o YOU CANNOT HAVE MORE THAN 25% OF YOUR TOTAL CONTRACT VALUE IN THE GROUP
  A INVESTMENT OPTIONS.
o YOU CANNOT HAVE MORE THAN 70% OF YOUR TOTAL CONTRACT VALUE IN BOTH GROUP
  A AND GROUP B INVESTMENT OPTIONS.
o WE DO NOT LIMIT THE AMOUNT OF CONTRACT VALUE THAT YOU CAN HAVE IN THE
  GROUP C INVESTMENT OPTIONS. The Group C Investment Options are listed in section 11.b, Income Protector - Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing.

                                GROUP A INVESTMENT OPTIONS[(1)]
AZL Columbia Small Cap Value Fund         AZL Turner Quantitative Small Cap Growth Fund
AZL Franklin Small Cap Value Fund         AZL Van Kampen Global Real Estate Fund
AZL Fusion Growth Fund                    Davis VA Financial Portfolio
AZL OCC Opportunity Fund                  Franklin Income Securities Fund
AZL Schroder Emerging Markets Equity Fund Franklin Templeton VIP Founding Funds Allocation Fund
AZL Small Cap Stock Index Fund            PIMCO VIT CommodityRealReturn Strategy Portfolio

(1)FOR ANY LIFETIME BENEFIT ADDED TO YOUR CONTRACT BEFORE JANUARY 26, 2009, THE FOLLOWING FUNDS ARE INCLUDED IN THE GROUP C
INVESTMENT OPTIONS AND ARE NOT INCLUDED IN THE GROUP A INVESTMENT OPTIONS: AZL
  Fusion Growth Fund, Franklin Income Securities Fund, and Franklin Templeton VIP Founding Funds Allocation Fund.








 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                           GROUP B INVESTMENT OPTIONS
AZL BlackRock Capital Appreciation Fund AZL OCC Growth Fund
AZL Columbia Mid Cap Value Fund         AZL S&P 500 Index Fund
AZL Davis NY Venture Fund               AZL Van Kampen Growth and Income Fund
AZL Dreyfus Equity Growth Fund          AZL Van Kampen International Equity Fund
AZL Eaton Vance Large Cap Value Fund    AZL Van Kampen Mid Cap Growth Fund
AZL International Index Fund            Mutual Global Discovery Securities Fund
AZL Invesco International Equity Fund   Mutual Shares Securities Fund
AZL JPMorgan U.S. Equity Fund           Templeton Growth Securities Fund
AZL MFS Investors Trust Fund

THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR BENEFIT TERMINATES.


In addition, on each Quarterly Anniversary we will automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. The rebalancing occurs at the end of the Business Day immediately before the Quarterly Anniversary, so that it is in effect on the Quarterly Anniversary. However, if you are participating in the DCA program, quarterly rebalancing transfers will not move Contract Value into or out of the DCA Money Market Account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Group A or Group B. Transfers of Contract Value between the Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the restrictions for your selected benefit or we will reject your change.

We will not recategorize the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.

NOTE REGARDING THE MINIMUM TRANSFER AMOUNT: We waive the $1,000 minimum transfer amount for transfers made under the allocation and transfer restrictions for the Lifetime Benefits.

TAXATION OF LIFETIME PLUS PAYMENTS
Lifetime Plus Payments that you receive before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment will most likely be subject to ordinary income tax. In addition, if any Owner is younger than age 59 1/2, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

TERMINATION OF A LIFETIME BENEFIT
BEFORE THE BENEFIT DATE, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day we process your request to remove your selected
  Lifetime Plus Benefit from the Contract (the rider termination date).
o The date of death of all Covered Persons.
o The older Covered Person's 91st birthday.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.

ON AND AFTER THE BENEFIT DATE THAT YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day you take an Excess Withdrawal of the entire Contract
  Value. If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.
o For single Lifetime Plus Payments when the Contract is jointly owned and the Joint Owners are not spouses, the date of death of any Joint Owner.
o For single Lifetime Plus Payments when the Contract is jointly owned by spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse who is also the Covered Person continues the Contract, your benefit will terminate on the date of death of the Covered Person.
o For joint Lifetime Plus Payments, the date of death of both Covered
  Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive payout of the death benefit instead of continuing the Contract, then Lifetime Plus Payments will stop and your benefit will terminate as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.
o Contract termination.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

APPENDIX G - THE QUARTERLY VALUE DEATH BENEFIT
The Quarterly Value Death Benefit is not currently available for selection. This benefit has an additional M&E charge of 0.30% that we assess during the Accumulation Phase and that charge cannot change. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. For more information, please see section 6, Expenses - Mortality and Expense Risk (M&E) Charge. The additional M&E charge for the Quarterly Value Death Benefit will continue until the earlier of the benefit's termination, or when your Contract Value is reduced to zero. You cannot cancel the Quarterly Value Death Benefit.

THE DEATH BENEFIT PROVIDED BY THE QUARTERLY VALUE DEATH BENEFIT WILL NEVER BE LESS THAN THE TRADITIONAL DEATH BENEFIT, BUT THEY MAY BE EQUAL. PLEASE REFER TO YOUR CONTRACT FOR THE SPECIFIC TERMS AND CONDITIONS OF THE QUARTERLY VALUE DEATH BENEFIT.

Under the Quarterly Value Death Benefit, the amount of the death benefit will be the greater of 1 or 2, determined as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death* and an election of the death benefit payment option.
1.The Contract Value. If your Contract includes the Investment Protector or the
  Income Protector, we will deduct the final rider charge from the Contract Value before making this determination.
2.The Quarterly Anniversary Value.

* Please see section 10, Death Benefit for details on what we consider to be due proof of death.

THE QUARTERLY VALUE DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.
o Contract termination.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE, BUT ONLY AS THE BONUS BECOMES VESTED. WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.

NOTE FOR CONTRACTS WITH THE INCOME PROTECTOR: On the Benefit Date that you begin receiving Lifetime Plus Payments and until the rider termination date:
o the Quarterly Anniversary Value under the Quarterly Anniversary Value
  Death Benefit will decrease proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge), for each Lifetime Plus Payment and Excess Withdrawal;
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Excess Withdrawal you take (including any withdrawal charge), and the deduction of the rider charge; and
o the additional M&E charge associated with the Quarterly Value Death
  Benefit will continue as long as the Quarterly Anniversary Value is greater than zero.

CALCULATING THE QUARTERLY ANNIVERSARY VALUE UNDER THE QUARTERLY VALUE DEATH BENEFIT
The Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

At the end of each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals include Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for transfer fees or the contract maintenance or rider charges.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

On each Quarterly Anniversary before the end date, the Quarterly Anniversary Value is equal to the greater of its value on the previous Business Day, or the Contract Value at the end of the previous Business Day.

The end date occurs on the earliest of:
o the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual); or
o the end of the Business Day during which we first receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option.

If the end date occurs due to age, we continue to calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary until we receive the required death information. If the end date occurs because of death and there are multiple Beneficiaries, the Quarterly Anniversary Value will not change once we receive the required information from any one Beneficiary.

ANY WITHDRAWALS (INCLUDING LIFETIME PLUS PAYMENTS AND ANY EXCESS WITHDRAWALS) AND/OR PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

APPENDIX H - PREVIOUS VERSIONS OF THE INVESTMENT PROTECTOR AND INCOME PROTECTOR INVESTMENT PROTECTOR
If your Contract includes the Investment Protector (08.09), your current rider charge is 0.80% of the Target Value and the current Guarantee Percentage we use to calculate the Target Value is 95%. The Investment Option Groups are the same as what is available under the Investment Protector (05.10) and are set out in section 11.a, The Investment Protector - Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing.

INCOME PROTECTOR
If your Contract includes the Income Protector (08.09), your current rider charge is the same as what is available under the Income Protector (05.10) and is set out in section 6, Expenses - Rider Charges. The Annual Maximum Lifetime Plus Payment Table for the Income Protector (08.09) is as follows:

                            ANNUAL MAXIMUM LIFETIME PLUS PAYMENT TABLE FOR THE INCOME PROTECTOR (08.09)
   AGE BAND OF THE COVERED PERSON (OR YOUNGER COVERED PERSON FOR JOINT LIFETIME PLUS       ANNUAL MAXIMUM LIFETIME PLUS PAYMENT
                                       PAYMENTS)                                                        PERCENTAGE
                                        65 - 79                                                            4.5%
                                          80+                                                              5.5%

The current Exercise Age for the Income Protector (08.09) is age 65. The number of Guarantee Years and the Annual Increase Percentage we use to calculate the Annual Increase portion of the Benefit Base for the Income Protector (08.09) are the same as what is available under the Income Protector (05.10). The Annual Increase is discussed in section 11.b, The Income Protector - The Annual Increase. The Investment Option Group for the Income Protector (08.09) is also the same as what is available under the Income Protector (05.10) and are set out in section 11.b, The Income Protector - Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing.





 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

GLOSSARY
This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms that are defined below and are capitalized in the prospectus.

5% ANNUAL INCREASE - an amount used to determine the Benefit Base under the previously available Lifetime Plus Benefit.

8% ANNUAL INCREASE - an amount used to determine the Benefit Base under the previously available Lifetime Plus 8 Benefit.


ACCUMULATION PHASE - the period of time before you begin taking Annuity Payments. The Accumulation Phase may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

ACCUMULATION UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Accumulation Phase.


ANNUAL INCREASE - an amount used to determine the Benefit Base under the Income Protector.

ANNUAL INCREASE PERCENTAGE - an amount used to determine the Annual Increase under the Income Protector.

ANNUITANT - the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

ANNUITY OPTIONS - the income options available to you under the Contract.

ANNUITY PAYMENTS - payments made by us to the Payee pursuant to the chosen Annuity Option.

ANNUITY PHASE - the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

ANNUITY UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Annuity Phase.

BASE CONTRACT - the Contract corresponding to this prospectus that does not include any optional benefits.

BENEFICIARY - unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

BENEFIT ANNIVERSARY - a 12-month anniversary of the Benefit Date or any subsequent 12-month Benefit Anniversary.

BENEFIT BASE - the amount we use to calculate the initial annual maximum Lifetime Plus Payment under the Income Protector or the previously available Lifetime Benefits.

BENEFIT DATE - the date you begin receiving Lifetime Plus Payments under the Income Protector or the previously available Lifetime Benefits. This date must be the 1st or 15th of a calendar month.

BENEFIT YEAR - any period of 12 months beginning on the Benefit Date or on a subsequent Benefit Anniversary.

BONUS OPTION - an optional benefit that may be available for an additional charge that provides a 6% bonus on Purchase Payments we receive before the older Owner's 81st birthday. The Bonus Option has a higher and longer withdrawal charge schedule.

BUSINESS DAY - each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

CONTRACT - the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

CONTRACT ANNIVERSARY - a 12-month anniversary of the Issue Date or any subsequent 12-month Contract Anniversary.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

CONTRACT VALUE - on any Business Day it is equal to the sum of the values in your selected Investment Options. The Contract Value reflects the deduction of any contract maintenance charge, transfer fee, M&E charge and rider charge, but does not reflect the deduction of any withdrawal charge. It does not include amounts applied to variable Annuity Payments.

CONTRACT YEAR - any period of 12 months beginning on the Issue Date or a subsequent Contract Anniversary.

COVERED PERSON(S) - the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments under the Income Protector or the previously available Lifetime Benefits.

CUMULATIVE WITHDRAWAL - if you take a withdrawal while you are receiving Lifetime Plus Payments under the previously available Lifetime Benefits, the portion of the withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal.

CUMULATIVE WITHDRAWAL BENEFIT - a benefit under the previously available Lifetime Benefits that allows you to control the amount of Lifetime Plus Payments you receive.

CUMULATIVE WITHDRAWAL VALUE - under the previously available Lifetime Benefits, if you take less than the maximum Lifetime Plus Payment that you are entitled to, we add the difference between the maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

EXCESS WITHDRAWAL - if your Contract includes the Income Protector, this is the amount of any withdrawal you take that, when added to other withdrawals taken during the Benefit Year and your annual actual Lifetime Plus Payment, is greater than your annual maximum Lifetime Plus Payment.

EXERCISE AGE - the age at which Lifetime Plus Payments can begin under the Income Protector.

FULL ANNUITIZATION - the application of the entire Contract Value to Annuity Payments.

GOOD ORDER - a request is in "Good Order" if it contains all of the information we require to process the request. If we require information to be provided in writing, "Good Order" also includes provision of information on the correct form, with any required certifications or guarantees, sent to or received by the correct mailing address. If you have questions about the information we require, please contact the Service Center.

GUARANTEE PERCENTAGE - the percentage applied to the Rider Anniversary Value to calculate the Target Value under the Investment Protector.

GUARANTEE YEARS - the number of years that you may receive the Annual Increase Percentage under the Income Protector.

INCOME DATE - the date we begin making Annuity Payments to the Payee from the Contract. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

INCOME PROTECTOR - an optional benefit that may be available for an additional charge that is intended to provide a payment stream for life in the form of partial withdrawals.

INCREASE BASE - an amount used to determine the Annual Increase under the Income Protector and the 8% Annual Increase under the Lifetime Plus 8 Benefit.

INCREASE PERIOD - under the previously available Lifetime Plus 8 Benefit, this is the period during which we increase the 8% Annual Increase at a simple interest rate of 2% on each Quarterly Anniversary. The Increase Period starts on the first Quarterly Anniversary after the Increase Start Date and ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or the Benefit Date.

INCREASE START DATE - under the previously available Lifetime Plus 8 Benefit, this is the Contract Anniversary that occurs on or immediately after the sole Covered Person's 60th birthday, or the younger joint Covered Person's 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date.

INVESTMENT OPTIONS - the variable investments available to you under the Contract whose performance is based on the securities in which they invest.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

INVESTMENT PROTECTOR - an optional benefit that may be available for an additional charge that is intended to provide a level of protection for the principal you invest and to periodically lock in any past anniversary investment gains at a future point called the Target Value Date.

ISSUE DATE - the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

JOINT OWNERS - two Owners who own a Contract.

LIFETIME PLUS BENEFIT - an optional benefit that is no longer available that was intended to provide a payment stream for life in the form of partial withdrawals.

LIFETIME PLUS 8 BENEFIT - an optional benefit that is no longer available that was intended to provide a payment stream for life in the form of partial withdrawals.

LIFETIME PLUS PAYMENT - the payment we make to you under the Income Protector or the previously available Lifetime Benefits.

NON-QUALIFIED CONTRACT - a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

NO WITHDRAWAL CHARGE OPTION - an optional benefit that may be available for an additional charge that eliminates the seven-year withdrawal charge period on the Base Contract. If you select the No Withdrawal Charge Option, you must also select either the Investment Protector or the Income Protector.

OWNER - "you," "your" and "yours." The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

PARTIAL ANNUITIZATION - the application of only part of the Contract Value to Annuity Payments.

PAYEE - the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase.

PURCHASE PAYMENT - the money you put in the Contract.

QUALIFIED CONTRACT - a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

QUARTERLY ANNIVERSARY - the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

QUARTERLY ANNIVERSARY VALUE - a calculation used in determining the Quarterly Value Death Benefit and the Benefit Base under the Income Protector or the previously available Lifetime Benefits.

QUARTERLY VALUE DEATH BENEFIT - an optional benefit that is no longer available that was intended to provide an increased death benefit.

RIDER ANNIVERSARY VALUE - an amount used to determine the Target Value under the Investment Protector.

SEPARATE ACCOUNT - Allianz Life of NY Variable Account C is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

SERVICE CENTER - the Allianz Service Center. Our Service Center address and telephone number are listed at the back of this prospectus. The address for sending applications for new Contracts is listed on the application.

SHORT WITHDRAWAL CHARGE OPTION - an optional benefit that may be available for an additional charge that shortens the withdrawal charge period on the Base Contract from seven years to four years.

TARGET VALUE - a calculation used in determining whether your Contract will receive a credit on the Target Value Date under the Investment Protector or the previously available Target Date Benefits.






 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

TARGET VALUE DATE - the date on which we may apply a credit to your Contract Value under the Investment Protector or the previously available Target Date Benefits.

THE TARGET DATE BENEFITS - optional benefits that are no longer available that were intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point called the Target Value Date.

TRADITIONAL DEATH BENEFIT - the death benefit provided by the Base Contract.

WITHDRAWAL CHARGE BASIS - the total amount under your Contract that is subject to a withdrawal charge.


FOR SERVICE OR MORE INFORMATION
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your registered representative. Illustrations demonstrate how your Contract Value, cash surrender value, and death benefits change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website you can get copies of information from the website upon payment of a duplication fee by writing to:
  PUBLIC REFERENCE SECTION OF THE COMMISSION
  100 F Street, NE
  Washington, DC 20549

You can contact us at:
  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
  One Chase Manhattan Plaza, 37[th] Floor
  New York, NY 10005-1423
  (800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service
Center:
  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
  P.O. Box 561
  Minneapolis, MN 55440-0561
  (800) 624-0197
If you are sending an application and/or a check to purchase a new Contract, you should send the materials to the address listed on your application. Applications and Purchase Payments you send to our home office address will be forwarded to the lockbox address listed on your application, which may delay processing of your application.








 THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT PROSPECTUS - MAY 1,
                                      2010

                                  PART B - SAI


                    STATEMENT OF ADDITIONAL INFORMATION
                          ALLIANZ VISION[SM]NEW YORK
                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       VARIABLE DEFERRED ANNUITY CONTRACT
                                   ISSUED BY
            ALLIANZ LIFE[R] OF NY VARIABLE ACCOUNT C
                           (THE SEPARATE ACCOUNT) AND
                  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                    (ALLIANZ LIFE OF NEW YORK, WE, US, OUR)
                                  MAY 1, 2010
This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus for the Contract, which is dated the same date as this SAI. Definitions of capitalized terms can be found in the glossary in the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract prospectus, call or write us at:
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                     One Chase Manhattan Plaza, 37th Floor
                            New York, NY 10005-1423
                                 (800) 624-0197

                               TABLE OF CONTENTS

---------------------------------------------------------
|ALLIANZ LIFE OF NEW YORK                           |2  |
---------------------------------------------------------
|EXPERTS                                            |2  |
---------------------------------------------------------
|LEGAL OPINIONS                                     |2  |
---------------------------------------------------------
|DISTRIBUTOR                                        |2  |
---------------------------------------------------------
|REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE  |3  |
---------------------------------------------------------
|FEDERAL TAX STATUS                                 |3  |
---------------------------------------------------------
|General                                            |4  |
---------------------------------------------------------
|Diversification                                    |4  |
---------------------------------------------------------
|Owner Control                                      |5  |
---------------------------------------------------------
|Contracts Owned by Non-Individuals                 |5  |
---------------------------------------------------------
|Income Tax Withholding                             |5  |
---------------------------------------------------------
|Required Distributions                             |5  |
---------------------------------------------------------
|Qualified Contracts                                |6  |
---------------------------------------------------------
|ANNUITY PROVISIONS                                 |7  |
---------------------------------------------------------
|Annuity Units/Calculating Variable Annuity Payments|7  |
---------------------------------------------------------
|MORTALITY AND EXPENSE RISK GUARANTEE               |8  |
---------------------------------------------------------
|FINANCIAL STATEMENTS                               |8  |
---------------------------------------------------------
|APPENDIX - CONDENSED FINANCIAL INFORMATION         |9  |
---------------------------------------------------------

                                                                   VISNYSAI-0510




  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

ALLIANZ LIFE OF NEW YORK
Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York. Before January 1, 2003, Allianz Life of New York was known as Preferred Life Insurance Company of New York. We are a subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is also a stock life Insurance company. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities, individual and group life insurance, and long-term care insurance.

Allianz Life of New York does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life of New York in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS
[TO BE UPDATED UPON AMENDMENT]

The financial statements of Allianz Life of NY Variable Account C as of and for the year or period ended December 31, 2008 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the financial statements and supplemental schedules of Allianz Life Insurance Company of New York as of December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2008, included in this SAI in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2008 financial statements and supplemental schedules of Allianz Life of New York refers to an adoption of Statement of Financial Accounting Standards No. 157, Fair Value Measurements, effective January 1, 2008. The principal business address of KPMG LLP is 4200 Wells Fargo Center, Minneapolis, MN.

LEGAL OPINIONS
Stewart D. Gregg, Senior Securities Counsel of Allianz Life of New York, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR
Allianz Life Financial Services, LLC (Allianz Life Financial (previously USAllianz Investor Services, LLC)), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor. Allianz Life Financial does not sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other third-party broker/dealers registered under the Securities Exchange Act of 1934 (selling firms) for the sale of the Contracts. The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

We pay commissions for sales of the Contracts. Allianz Life Financial passes through most of the commissions it receives to selling firms for their sales. Allianz Life Financial received sales compensation with respect to the Contracts issued under Allianz Life of NY Variable Account C in the following amounts during the last three calendar years:

CALENDAR YEAR AGGREGATE AMOUNT OF COMMISSIONS PAID TO    AGGREGATE AMOUNT OF COMMISSIONS RETAINED BY ALLIANZ LIFE FINANCIAL AFTER
                       ALLIANZ LIFE FINANCIAL                                   PAYMENTS TO SELLING FIRMS
    2007                                 $5,838,450.54                                      $0
    2008                                 $7,945,634.64                                      $0
    2009                                 $7,939,174.79                                      $0

We may fund Allianz Life Financial's operating and other expenses including: overhead; legal and accounting fees; registered representative training; deferred compensation and insurance benefits for registered representatives; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. We also pay for Allianz Life Financial's operating and other expenses, including overhead, legal and accounting fees.





  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

As described above, Allianz Life Financial sells its Contracts primarily through "wholesaling," in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 1,044 retail broker/dealers to sell its Contracts. All of the broker/dealer firms except one are non-affiliated. As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain of these firms for providing marketing support services in the sale of the Contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 37 firms. These payments vary in amount. In 2009, the five firms receiving the largest payments, ranging from $327,900 to $2,595,212, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support.

     FIRM NAME
--------------------------------
 1   LPL Financial Network
 2   AIG Advisor Group
 3   Wells Fargo
 4   National Planning Holdings
 5   Raymond James



REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
We may reduce or eliminate the amount of the withdrawal charge on the Contracts when Contract sales are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine the entitlement to a reduction of the withdrawal charge after examination of the following factors:
R}the size of the group;
o the total amount of Purchase Payments expected to be received from the group;
o the nature of the group for which the Contracts are purchased, and the persistency expected in that group (for example, the expectation that the Owners will continue to hold the Contracts for a certain period of time);
o the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
o any other circumstances which we believe to be relevant to determining whether reduced sales or administrative expenses may be expected.
None of these reductions are contractually guaranteed. We may eliminate the withdrawal charge when the Contracts are issued to an officer, director or employee of Allianz Life of New York or any of its affiliates. We may reduce or eliminate the withdrawal charge when the Contract is sold by a registered representative appointed with Allianz Life of New York to any members of his or her immediate family and the commission is waived. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

FEDERAL TAX STATUS
NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.




  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

GENERAL
Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract's cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Partial Annuitizations are taxed as partial withdrawals, not as Annuity Payments, until the entire Contract Value has been applied to Annuity Payments. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life of New York.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (Treasury Department). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract before the receipt of Annuity Payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the Contract, meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-
5) which established diversification requirements for the Investment Options underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these regulations, an Investment Option will be deemed adequately diversified if:
o no more than 55% of the value of the total assets of the Investment
  Option is represented by any one investment;
o no more than 70% of the value of the total assets of the Investment
  Option is represented by any two investments;
o no more than 80% of the value of the total assets of the Investment
  Option is represented by any three investments; and
o no more than 90% of the value of the total assets of the Investment
  Option is represented by any four investments.





  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

We intend that all Investment Options underlying the Contracts will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

OWNER CONTROL
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account, supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the investment divisions of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Contract.

CONTRACTS OWNED BY NON-INDIVIDUALS
Under Section 72(u) of the Code, the investment earnings on Purchase Payments for the Contracts will be taxed currently to the Owner if the Owner is a non-individual, for example, a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for an individual or to Contracts held by qualified retirement plans. Purchasers should consult a tax adviser before purchasing a Contract to be owned by a non-individual.

INCOME TAX WITHHOLDING
All distributions or the portion thereof which is included in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or Individual Retirement Annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
o a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
o distributions which are required minimum distributions; or
o the portion of the distributions not included in gross income (for example, returns of after-tax contributions); or
o hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner. Specifically, with regard to this Contract,
Section 72(s) requires that:
o if any Owner dies on or after the Income Date, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
o if any Owner dies before the Income Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death.





  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. If the Owner is a non-individual, then the death or change of an Annuitant is treated as the death of the Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

QUALIFIED CONTRACTS
The Contract is designed to be suitable for use under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

General descriptions of the types of qualified plans with which the Contracts may be used can be found in the prospectus. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex. These annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this SAI. Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes - Distributions - Qualified Contracts.





  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans. For more information, see prospectus section 7, Taxes - Qualified Contracts.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

ANNUITY PROVISIONS
We base Annuity Payments upon the following:
o Whether you request fixed payments, variable payments, or a combination of both fixed and variable Annuity Payments.
o The adjusted Contract Value on the Income Date.
o The Annuity Option you select.
o The age of the Annuitant and any joint Annuitant.
o The sex of the Annuitant and any joint Annuitant where allowed.

We guarantee fixed Annuity Payments as to dollar amount and the amount does not vary with the investment experience of an Investment Option. If you request fixed Annuity Payments, the amount of adjusted Contract Value that you apply to fixed Annuity Payments will be placed in our general account and it will not participate in the investment experience of the Investment Options.

Variable payments are not predetermined as to dollar amount and will vary in amount with the investment experience of the Investment Option(s) you select. We use Annuity Units to determine the amount of any variable Annuity Payments you elect to receive.

ANNUITY UNITS/CALCULATING VARIABLE ANNUITY PAYMENTS
The first Annuity Payment is equal to the amount of Contract Value you are applying to variable Annuity Payments on the Income Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for the Annuity Option you selected.

We will then purchase a fixed number of Annuity Units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among the subaccounts for your selected Investment Options according to your most recent allocation instructions. We then divide the amount in each subaccount by the Annuity Unit value for each subaccount on the Income Date.

We determine the Annuity Unit value on each Business Day as follows:
o multiply the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and
o divide by the assumed net investment factor for the current Business
  Day.

The assumed net investment factor for the current Business Day is one plus the annual AIR adjusted to reflect the number of calendar days that have elapsed since the immediately preceding Business Day. We will allow an AIR of 3% or 4.5% based on your selection and applicable law.

Thereafter, the number of Annuity Units in each subaccount generally remains unchanged unless you make a transfer. However, the number of Annuity Units will change if Annuity Option 3 is in effect, one Annuitant dies, and the Owner requests Annuity Payments at 75% or 50% of the previous payment amount. All calculations will appropriately reflect the payment frequency you selected.





  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the number of Annuity Units allocated to the subaccount by the Annuity Unit value for that subaccount on the payment date.

MORTALITY AND EXPENSE RISK GUARANTEE
Allianz Life of New York guarantees that the dollar amount of each Variable Annuity Payment after the first Annuity Payment will not be affected by variations in mortality and expense experience.

FINANCIAL STATEMENTS
The audited financial statements of Allianz Life of New York as of and for the year ended December 31, 200_ included herein should be considered only as bearing upon the ability of Allianz Life of New York to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 200_ are also included herein.
[TO BE UPDATED UPON AMENDMENT]




  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

APPENDIX - CONDENSED FINANCIAL INFORMATION
The financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C are found in this SAI.

Accumulation Unit value (AUV) information corresponding to the highest and lowest M&E charges for the benefits we currently offer under this Contract are found in Appendix B to the prospectus. AUV information for other expense levels and for optional benefits that we no longer offer under this Contract are found below.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in this SAI.
[TO BE UPDATED UPON AMENDMENT]

KEY TO BENEFIT OPTION*                                                                                                   M&E CHARGES
VISB  Allianz Vision NY - Contract with the Bonus Option........                                                            1.90%
1....
VISB  Allianz Vision NY - Contract with the Bonus Option, Quarterly Value Death Benefit and single Lifetime Plus            3.00%
10.... Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISB  Allianz Vision NY - Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus 8         2.85%
11.... Benefit (BEFORE PAYMENTS BEGIN)...........................
VISB  Allianz Vision NY - Contract with the Bonus Option, Quarterly Value Death Benefit, and joint Lifetime Plus            3.15%
12.... Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISB  Allianz Vision NY - Contract with the Bonus Option, Quarterly Value Death Benefit and Target Date Retirement          2.60%
3..... Benefit; and Contract with the Bonus Option and single Lifetime Plus Payments under either the Lifetime Plus
      Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISB  Allianz Vision NY - Contract with the Bonus Option, Quarterly Value Death Benefit and single Lifetime Plus            2.90%
4..... Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISB  Allianz Vision NY - Contract with the Bonus Option and joint Lifetime Plus Payments under either the Lifetime Plus    2.75%
5..... Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISB  Allianz Vision NY - Contract with the Bonus Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments    3.05%
6..... under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISB  Allianz Vision NY - Contract with the Bonus Option and Target Date Retirement Benefit                                 2.30%
7....
VISB  Allianz Vision NY - Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8        2.70%
9..... Benefit (BEFORE PAYMENTS BEGIN)...........................
VISC  Allianz Vision NY - Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and Target Date      2.45%
1..... Retirement Benefit; and Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN).......
VISC  Allianz Vision NY - Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint        3.00%
10.... Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and single        2.75%
2..... Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the       2.60%
3..... Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and joint         2.90%
4..... Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the No Withdrawal Charge Option andTarget Date Retirement Benefit                   2.15%
5.....
VISC  Allianz Vision NY - Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the         2.55%
7..... Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and single       2.85%
8..... Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the          2.70%
9..... Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)






  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

KEY TO BENEFIT OPTION*                                                                                                   M&E CHARGES
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and single Lifetime Plus Payments under      2.50%
10.... the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN).......
VISI  Allianz Vision NY - Base Contract with joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE         2.35%
11.... PAYMENTS BEGIN)...........................................
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and joint Lifetime Plus Payments under       2.65%
12.... the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN).......
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit                                              1.70%
2.....
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and the Target Date Retirement Benefit;      2.10%
3..... and Base Contract with single Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8
      Benefit (ONCE PAYMENTS BEGIN).............................
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and single Lifetime Plus Payments under      2.40%
4..... either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISI  Allianz Vision NY - Base Contract with joint Lifetime Plus Payments under either the Lifetime Plus Benefit or the     2.25%
5..... Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN).............
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and joint Lifetime Plus Payments under       2.55%
6..... either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISI  Allianz Vision NY - Base Contract with the Target Date Retirement Benefit                                             1.80%
7.....
VISI  Allianz Vision NY - Base Contract with single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE        2.20%
9..... PAYMENTS BEGIN)...........................................
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option                                                  1.65%
1.....
VISL  Allianz Vision NY - Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and single       2.75%
10.... Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either       2.60%
11.... the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint        2.90%
12.... Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option and Quarterly Value Death Benefit                1.95%
2.....
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and the Target    2.35%
3..... Date Retirement Benefit; and Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and single        2.65%
4..... Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either    2.50%
5..... the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and joint         2.80%
6..... Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option and the Target Date Retirement Benefit           2.05%
7.....
VISL  Allianz Vision NY - Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either      2.45%
9..... the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)

The following Investment Options commenced operations under this Contract after December 31, 2009. Therefore, no AUV information is shown for them:
___________________________________________






  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

(Number of Accumulation Units in thousands)

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION






  THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT SAI - MAY 1, 2010

                           PART C - OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS a.Financial Statements

  TO BE FILED BY AMENDMENT

b.Exhibits

  1. Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated February 26, 1988[(1)] incorporated by reference as exhibit EX-99.B1.
  2. Not Applicable
  3. a.Principal Underwriter Agreement by and between Preferred Life Insurance Company of New York on behalf of Preferred Life Variable Account C and NALAC Financial Plans, Inc. [(2)] incorporated by reference as exhibit EX-99.B3.a. Preferred Life Insurance Company of New York is the predecessor to Allianz Life Insurance Company of New York. Preferred Life Variable Account C is the predecessor to Allianz Life of NY Variable Account C. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.
  3. b.Copy of Broker-Dealer Agreement between Preferred Life Insurance Company of New York and NALAC Financial Plans, Inc. (predecessor to Allianz Life Financial Services, LLC) [(9)] incorporated by reference as exhibit EX-99.B3.b.
  3. c.The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference[(6) ]as exhibit EX-99.B3.b. The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.
  4. a.Individual Variable Annuity "Base" Contract-L40529-NY01[(11)] incorporated by reference as exhibit EX-99.B4.a.
  4. b.Individual Variable Annuity "Bonus" Contract-L40530-NY01[(11)] incorporated by reference as exhibit EX-99.B4.b.
  4. c.Schedule Pages (1 thru 33)[(11)] incorporated by reference as exhibit EX-99.B4.c.
  4. d.Schedule Pages (revised 08/2008) S40747 to S40796-NY[(13)] incorporated by reference as exhibit EX-99.B4.d.
  4. e.Asset Allocation Rider-S40741-NY[(11)] incorporated by reference as exhibit EX-99.B4.d.
  4. f.Lifetime Plus Benefit Rider-S40742-NY[(11)] incorporated by reference as exhibit EX-99.B4.e.
  4. g.Lifetime Plus Benefit Rider (revised)-S40742-NY02[(13)] incorporated by reference as exhibit EX-99.B4.g.
  4. h.Lifetime Plus 8 Benefit Rider-S40795-NY[(13)] incorporated by reference as exhibit EX-99.B4.h.
  4. i.Target Date Retirement Benefit Rider-S40762-NY[(13)] incorporated by reference as exhibit EX-99.B4.i.
  4. j.Target Date Asset Allocation Rider-S40766-NY[(13)] incorporated by reference as exhibit EX-99.B4.j.
  4. k.Quarterly Value Death Benefit Rider-S40743-01-NY[(11)] incorporated by reference as exhibit EX-99.B4.f.
  4. l.Inherited IRA/Roth IRA Endorsement - S40714-NY[(5)] incorporated by reference as exhibit EX-99.B4.i.
  4. m.Roth IRA Endorsement - P20041[(7)] incorporated by reference as exhibit EX-99.B4.k.
  4. n.IRA Endorsement - P30012-NY[(7)] incorporated by reference as exhibit EX-99.B4.i.
  4. o.Unisex Endorsement(S20146)([7)] incorporated by reference as exhibit EX-99.B4.l.
  4. p.403(b) Endorsement - P30014[(7)] incorporated by reference as exhibit EX-99.B4.j.
  5. a.Application for Ind. Var. Annuity Contract-F40461-NY[(11)] incorporated by reference as exhibit EX-99.5.
  5. b.Application for Ind. Var. Annuity Contract(revised)-F70033[(13)] incorporated by reference as exhibit EX-99.B5.b.
  6. (i)Copy of Certificate of the Amendment of Charter of the Company dated October 5, 1988 and the Declaration of Intention and Charter dated August 26, 1996[(6)] incorporated by reference as exhibit EX-99.B6.(i).
  6. (ii)Copy of the Restated Bylaws of the Company (as amended on October 2,
     1996)[(6)] incorporated by reference as exhibit EX-99.B6.(ii).
  7. Not Applicable
  8. a.22c-2 Agreements[(12)  ]incorporated by reference as exhibit EX-99.B8.a.

  8. b.22c-2 Agreement-BlackRock Distributors, Inc. dated 5/1/2008[(14)] incorporated by reference as exhibit EX-99.B8.b.
  8. c.Copy of Participation Agreement between BlackRock Series Fund, Inc., BlackRock Distributors, Inc., Allianz Life Insurance Co. of North America, and Allianz Life Financial Services, LLC, dated 5/1/2008[(14)] incorporated by reference as exhibit EX-99.B8.c.
  8. d.Copy of Adminstrative Services Agreement between BlackRock Advisors, LLC and Allianz Life, dated 5/1/2008[(14)] incorporated by reference as exhibit EX-99.B8.d.
  8. e.Copy of Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Preferred Life Insurance Company of New York, dated 11/1/1999[(4)] incorporated by reference as exhibit EX-99.B8.e.
  8. f.Copy of Amendment to Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of New York, dated 5/1/2008.[(14)] incorporated by reference as exhibit EX-99.B8.f.
  8. g.Copy of Administrative Services Agreement between Franklin Templeton Services LLC and Preferred Life Insurance Company of New York, dated 10/1/2003[(5)] incorporated by reference as exhibit EX-99.B8.ac.
  8. h.Copy of Amendment to Administrative Services Agreement between Franklin Templeton Services, LLC and Allianz Life Insurance Company of New York, dated 8/8/2008.[(14)] incorporated by reference as exhibit EX-99.B8.h.
  8. i.Copy of Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of New York and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), and dated 10/1/2003[(5)] incorporated by reference as exhibit EX-99.B8.n.
  8. j.Copy of Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of New York and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/2008.[(14)] incorporated by reference as exhibit EX-99.B8.j.
  8. k.Copy of Participation Agreement between Premier VIT, Allianz Life of New York and Allianz Global Investors Distributors LLC, dated 5/1/2006[(8)] incorporated by reference as exhibit EX-99.B8.i.
  8. l.Copy of Administrative Service Agreement between OpCap Advisors LLC and Allianz Life of New York, dated 5/1/2006[(8)] incorporated by reference as exhibit EX-99.B8.j.
  8. m.Copy of Amended and Restated Services Agreement between Pacific Investment Management Company LLC and Allianz Life Insurance Company of New York, dated 01/01/2007[(9)] incorporated by reference as exhibit EX-99.B8.u.
  8. n.Copy of Participation Agreement between Preferred Life Insurance Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 12/1/1999[(4)] incorporated by reference as exhibit EX-99.B8.i.
  8. o.Copy of Amendments to Participation Agreement between Allianz Life Insurance Company of New York (formerly Preferred Life Insurance Company of New York), PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC (formerly PIMCO Funds Distributors LLC), dated 4/1/00, 5/1/02, 5/1/03, 4/30/04, 4/29/05[(9)] incorporated by reference as exhibit
     EX-99.B8.w.
  8. p.Copy of Distribution Service Agreement between Allianz Life Insurance Company of New York and Allianz Global Investors Distributors, LLC dated 01/01/2007[(9)] incorporated by reference as exhibit EX-99.B8.x.
  9. Opinion and Consent of Counsel**
  10.Consent of Independent Registered Public Accounting Firm**
  11.Not Applicable
  12.Not Applicable
  13.Power of Attorney[(14)]

* Filed herewith
**To be filed by amendment

(1)Incorporated by reference from Registrant's N-4 filing (File Nos. 333-19699 and 811-05716) electronically filed on January 13, 1997.
(2)Incorporated by reference from Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on May 12, 1997.

(3)Incorporated by reference from Registrant's Post-Effective Amendment No. 7 to Form N-4 (File Nos.333-19699 and 811-05716) electronically filed on November 12, 1999.
(4)Incorporated by reference from Registrant's Post-Effective Amendment No. 8 to Form N-4 (File Nos.333-19699 and 811-05716) electronically filed on April 28, 2000.
(5)Incorporated by reference from Registrant's Post Effective Amendment No. 15 to Form N-4 (File Nos.333-75718 and 811-05716) electronically filed on April 27, 2005.
(6)Incorporated by reference from the Initial Registration Statement to Allianz Life Variable Account B's Form N-4 (File Nos.333-134267 and 811-05618) electronically filed on May 19, 2006.
(7)Incorporated by reference from Registrant's Pre Effective Amendment No. 1 to Form N-4 (File Nos. 333-124767 and 811-05716) electronically filed on November 20, 2006.
(8)Incorporated by reference from Registrant's Post Effective Amendment No. 25 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on December 28, 2006.
(9)Incorporated by reference from Registrant's Post Effective Amendment No. 26 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on April 23, 2007.
(10)Incorporated by reference from Registrant's Initial filing to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on May 23, 2007.
(11)Incorporated by reference from Registrant's Pre Effective Amendment No. 1 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on August 17, 2007.
(12)Incorporated by reference from Registrant's Post Effective Amendment No. 28 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on April 24, 2008.
(13)Incorporated by reference from Registrant's Post Effective Amendment No. 6 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on August 7, 2008.
(14)Incorporated by reference from Registrant's Post Effective Amendment No. 9 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on April 3, 2009.

ITEM 25. OFFICERS AND DIRECTORS OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. Unless noted otherwise, all officers and directors have the following principal business address:

                            5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

The following are the Officers and Directors of the Company:

NAME AND PRINCIPAL BUSINESS ADDRESS                                            POSITIONS AND OFFICES WITH DEPOSITOR
Gary C. Bhojwani                                                               Chairman of the Board and Chief Executive Officer
Giulio Terzariol                                                               Director, Chief Financial Officer, and Treasurer
Dennis J. Marion39 Westview RoadWayne, NJ 07470                                Director
Eugene T. Wilkinson31A Mountain BlvdWarren, NJ 07059                           Director
Stephen R. Herbert900 Third AvenueNew York, NY 10022                           Director
Jack F. Rockett140 East 95th Street, Ste 6ANew York, NY 10129                  Director
Martha Clark Goss                                                              Director
Gary A. Smith                                                                  Director
Thomas P. Burns                                                                Director and President
John Esch                                                                      Director, Vice President & Appointed Actuary
Yvonne FranzeseFireman's Fund Insurance Co.777 San Marin DriveNovato, CA 94998 Director
William Gaumond                                                                Director
Maureen Phillips                                                               Chief Legal Officer and Secretary
Marc Olson                                                                     Director and Controller
Michael Baney                                                                  Director

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Insurance Company organizational chart is incorporated by reference from Registrant's Post-Effective No. 28 to Form N-4 (File Nos. 333-19699 and 811-05716) filed electronically on April 24, 2008.

ITEM 27. NUMBER OF CONTRACT OWNERS
As of January 29, 2010 there were 1,602 qualified Contract Owners and 751 non-qualified Contract Owners with Contracts in the Separate Account.

ITEM 28. INDEMNIFICATION
The Bylaws of the Insurance Company provide:

ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

SECTION 1. RIGHT TO INDEMNIFICATION:

(a)Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:
  (i)  a director of the Corporation; or
  (ii) acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
  (iii)rendering Professional Services at the request of and for the benefit of the Corporation; or
  (iv) serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").
(b)Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
  (i) in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
  (ii) if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
  (iii)for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
  (iv) for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;
  (v) for any transaction for which the Indemnified Person derived an improper personal benefit; (vi) for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;
  (vii)for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
  (viii)in circumstances where indemnification is prohibited by applicable law;
  (ix) in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.
SECTION 2. SCOPE OF INDEMNIFICATION:

(a)Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.
(b)Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:

(a)"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of New York and all of its subsidiaries.
(b)"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.
(c)"Professional Services" shall mean services rendered pursuant to
  (i)  a professional actuarial designation,
  (ii) a license to engage in the practice of law issued by a State Bar Institution or
  (iii)a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS
a.Allianz Life Financial Services, LLC (previously USAllianz Investor Services,
  LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
                          Allianz Life Variable Account A
                        Allianz Life Variable Account B

b.The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
                            5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

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|      NAME       |    POSITIONS AND OFFICES WITH UNDERWRITER     |
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|Robert DeChellis |Chief Executive Officer, President and Governor|
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|Thomas Burns     |Governor                                       |
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|Angel Forsman    |Chief Financial Officer and Vice President     |
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|Jeffrey W. Kletti|Senior Vice President                          |
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|Kristine Klitzke |Chief Compliance Officer                       |
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|Stewart D. Gregg |Vice President and Secretary                   |
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|Bernt vonOhlen   |Assistant Secretary                            |
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c.
For the period 1-1-2009 to 12-31-2009: [TO BE UPDATED UPON AMENDMENT]

  NAME OF PRINCIPAL UNDERWRITER       NET UNDERWRITING DISCOUNTS AND          COMPENSATION ON     BROKERAGE COMMISSIONS COMPENSATION
                                                COMMISSIONS                     REDEMPTION
Allianz Life Financial Services,                     $                              $0                     $0                $0
LLC

The $___________ that Allianz Life Financial Services, LLC received from Allianz Life of New York as commissions on the sale of Contracts issued under Allianz Life of NY Variable Account C was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
5701 Golden Hills Drive, Minneapolis, Minnesota 55416 and Delaware Valley Financial Services, Allianz Service Center, 300 Berwyn Park, Berwyn, Pennsylvania 19312, maintain physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES
Not Applicable

ITEM 32. UNDERTAKINGS
a.Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.
b.Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
c.Registrant hereby undertakes to deliver any Statement of Additional
  Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS
Allianz Life Insurance Company of New York ("Company") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:

1.Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
2.Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;
4.Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of New York on behalf of the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 4th day of March, 2010.

                     ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

                                  (Registrant)

                 By: ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                                  (Depositor)

                            By: /s/ STEWART D. GREGG

                                Stewart D. Gregg

                           Senior Securities Counsel

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                                  (Depositor)

                             By: GARY C. BHOJWANI*

                                Gary C. Bhojwani

                            Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 4th day of March, 2010.

SIGNATURE                             TITLE
Gary C. Bhojwani*Gary C. Bhojwani     Chairman of the Board and Chief Executive Officer
Giulio Terzariol*Giulio Terzariol     Director, Chief Financial Officer and Treasurer
Stephen R. Herbert*Stephen R. Herbert Director
Thomas P. Burns*Thomas P. Burns       Director and President
John Esch*John Esch                   Director, Vice President and Appointed Actuary
Yvonne Franzese*Yvonne Franzese       Director
William Gaumond*William Gaumond       Director
Marc Olson*Marc Olson                 Director and Controller

* By Power of Attorney filed as Exhibit 13 to this Registration Statement.

                            By /s/ STEWART D. GREGG

                                Stewart D. Gregg

                           Senior Securities Counsel

                  EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 15
                                  TO FORM N-4
                      (FILE NOS. 333-143195 AND 811-05716)
                        ALLIANZ LIFE VARIABLE ACCOUNT C
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
INDEX TO EXHIBITS

EX-99.B9. Opinion and Consent of Counsel (TO BE FILED BY AMENDMENT)

EX-99.B10. Consent of Independent Registered Public Accounting Firm (TO BE FILED BY AMENDMENT)